UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04474

Name of Registrant: Vanguard California Tax-Free Funds

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – November 30, 2014

Item 1: Reports to Shareholders

Annual Report | November 30, 2014

Vanguard California Tax-Exempt Funds

Vanguard California Tax-Exempt Money Market Fund

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	10
California Tax-Exempt Money Market Fund.	15
California Intermediate-Term Tax-Exempt Fund.	35
California Long-Term Tax-Exempt Fund.	98
About Your Fund’s Expenses.	130
Glossary.	132

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2014
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yield	Yield	Returns	Returns	Returns
Vanguard California Tax-Exempt Money Market
Fund	0.01%	0.02%	0.01%	0.00%	0.01%
California Tax-Exempt Money Market Funds
Average					0.00
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Intermediate-Term Tax-Exempt Fund
Investor Shares	1.55%	3.12%	3.23%	4.06%	7.29%
Admiral™ Shares	1.63	3.28	3.31	4.06	7.37
Barclays Municipal California Intermediate Bond
Index					6.12
California Intermediate Municipal Debt Funds
Average					5.70
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard California Long-Term Tax-Exempt Fund
Investor Shares	2.13%	4.29%	4.07%	6.72%	10.79%
Admiral Shares	2.21	4.45	4.15	6.72	10.87
Barclays CA Municipal Bond Index					9.32
California Municipal Debt Funds Average					10.88
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
7-day SEC yield for the California Tax-Exempt Money Market Fund; 30-day SEC yield for the California Intermediate-Term Tax-Exempt Fund and California Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Chairman’s Letter

Dear Shareholder,

After a weak start, both taxable and tax-exempt bonds confounded expectations by rebounding robustly from their prior-year losses. For the 12 months ended November 30, 2014, the broad U.S. municipal bond market returned more than 8%, about 3 percentage points ahead of the broad U.S. taxable bond market.

In this favorable environment, Vanguard California Intermediate-Term Tax-Exempt Fund returned 7.29% for Investor Shares and 7.37% for Admiral Shares for the fiscal year. Vanguard California Long-Term Tax-Exempt Fund returned 10.79% for Investor Shares and 10.87% for Admiral Shares. Price appreciation contributed more than half of each fund’s total return.

As I’ve cautioned in recent fund reports, we shouldn’t expect such exceptionally strong performance to continue. This is especially true given current low yields and expectations that the Federal Reserve will begin raising interest rates in 2015. It’s worth noting that more than two-thirds of each fund’s return was earned in the first half of the year, when interest rates dropped the most.

As bond prices rose during the fiscal year, yields fell. (Bond prices and yields move in opposite directions.) The 30-day SEC yield for Investor Shares of the Intermediate-Term Fund fell to 1.55% as of November 30, 2014, from 2.24% a year earlier. The Long-Term Fund’s yield for Investor Shares fell more than a full percentage point, to 2.13% from 3.29%. The drop partly reflects investors’ assessment that risks have decreased for muni bonds in general and bonds issued by the state of California in particular.

Vanguard California Tax-Exempt Money Market Fund returned 0.01%, just ahead of its peer average, as the Fed kept short-term interest rates at 0% to 0.25%. The fund’s yield was unchanged at 0.01%.

Please note that the funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of November 30, neither the Intermediate-Term Fund nor the Long-Term Fund owned securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

On a separate note, the Securities and Exchange Commission (SEC) adopted a number of regulatory changes governing money market funds earlier this year. These reforms, and the significant safeguards the SEC adopted in 2010, constitute a strong response to those who believe institutional money market funds pose a risk to the financial system. The vast majority of investors in Vanguard money market funds will not be affected by the new rules. A brief overview of the changes can be found in the inset box on page 6.

Bond prices continued climbing almost without interruption
At the start of the fiscal year, analysts anticipated higher interest rates and falling bond prices. Yields were already low in the

Market Barometer
		Average Annual Total Returns
		Periods Ended November 30, 2014
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.27%	3.00%	4.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.23	4.78	5.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	16.56%	21.05%	16.25%
Russell 2000 Index (Small-caps)	3.99	18.36	16.69
Russell 3000 Index (Broad U.S. market)	15.53	20.84	16.28
FTSE All-World ex US Index (International)	1.05	10.29	5.94

CPI
Consumer Price Index	1.32%	1.44%	1.77%

United States and abroad, and the Fed was expected to begin tapering its monthly bond-buying program.

Instead of rising, however, U.S. bond yields declined even as the Fed began to scale back its purchases in January and concluded the program in October. “Safe haven” demand for U.S. Treasury bonds and many municipal bonds was strong amid heightened geopolitical risk in the Middle East, Ukraine, and elsewhere. (Municipal bonds backed by tax revenues are often viewed as being almost as safe as U.S. Treasury bonds.)

This demand helped the broad U.S. taxable bond market return 5.27% for the 12 months ended November 30. The yield of the 10-year U.S. Treasury note ended November at 2.25%, down from 2.74% a year earlier.

International bonds (as measured by the Barclays Global Aggregate Index ex USD) returned –2.53% for U.S. investors, as many foreign currencies weakened against the U.S. dollar during the fiscal year. (International bonds produced a positive return for U.S. investors after currency hedging, which helps mitigate the effects of movements in foreign exchange rates.)

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
California Tax-Exempt Money Market
Fund	0.16%	—	0.17%
California Intermediate-Term
Tax-Exempt Fund	0.20	0.12%	0.76
California Long-Term Tax-Exempt Fund	0.20	0.12	0.94
The fund expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the funds’ expense ratios were: for the California Tax-Exempt Money Market Fund, 0.07%; for the
California Intermediate-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term
Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the California Tax-Exempt Money Market
Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the California Tax-Exempt Money Market Fund, California Tax-Exempt Money Market Funds; for the California
Intermediate-Term Tax-Exempt Fund, California Intermediate Municipal Debt Funds; for the California Long-Term Tax-Exempt Fund, California
Municipal Debt Funds.

Monetary policy, corporate earnings gave the U.S. stock market a boost
The broad U.S. stock market gained more than 15% for the fiscal year. Strong corporate earnings along with generally accommodative central bank policies helped offset investor concern about economic struggles in Europe and strife in the Middle East.

Here, too, foreign currency weakness weighed on returns for U.S. investors: International stocks managed a return of only about 1% in dollar terms. Emerging markets fared better than the developed markets of Europe and the Pacific region.

California’s improved health lifted state and local returns
Many of the concerns and challenges foreseen last year for the broad municipal bond market turned out to be less threatening than anticipated. The Fed’s gradual tapering of its bond-buying stimulus program beginning in January wasn’t disruptive. And Detroit negotiated the terms of its bankruptcy settlement relatively swiftly, although Puerto Rico’s finances remained precarious.

The light volume of new tax-exempt issuance, especially in the first half of the fiscal year, supported bond prices. So, too, did strong demand not only from traditional

Total Returns
Ten Years Ended November 30, 2014
Average
Annual Return
California Tax-Exempt Money Market Fund	1.17%
California Tax-Exempt Money Market Funds Average	0.95
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Intermediate-Term Tax-Exempt Fund Investor Shares	4.31%
Barclays Municipal California Intermediate Bond Index	4.94
California Intermediate Municipal Debt Funds Average	3.57
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

California Long-Term Tax-Exempt Fund Investor Shares	4.71%
Barclays CA Municipal Bond Index	5.12
California Municipal Debt Funds Average	4.41
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

muni buyers in high income tax brackets seeking tax-exempt income but also from nontraditional buyers (such as foreign investors, U.S. banks, insurance companies, and hedge funds).

California’s fiscal condition has improved significantly from a few years ago, when some observers made unflattering comparisons to Greece. During the 12 months, two major credit rating agencies raised the state’s general obligation debt rating one notch, citing governance changes and voter approval of a “rainy day” fund. (California remains one of the lowest-rated states.) Bankruptcy settlement discussions are continuing in some cities, and much of the state faces a severe drought, but the outlook has brightened considerably.

In both the taxable and tax-exempt bond markets, some of the best performers were longer-maturity bonds—whose prices are usually more sensitive to changes in interest rates. (Nationwide, yields on muni bonds maturing in more than 15 years declined more than a full percentage point.) This trend helped the California Long-Term Fund return nearly 11%, more than 3 percentage points above the California Intermediate-Term Fund and more than

New rules on money market funds won’t affect most Vanguard investors

New rules governing money market funds garnered significant attention in 2014. But under these rules, approved by the Securities and Exchange Commission (SEC), it will be business as usual for the vast majority of Vanguard clients invested in such funds, including our tax-exempt money market funds. A key point is that money market funds catering to individual investors will be allowed to continue to seek to maintain a stable $1 share price, or net asset value (NAV).

The SEC has put in place a new framework that will enable a fund’s board of directors to address a “run on the fund” by imposing redemption fees or even suspending redemptions.
The board will be able to take these measures when the fund’s liquidity—the percentage of its assets invested in securities that may be readily traded in the market—falls below a certain predefined level. (Government and Treasury money market funds will be permitted, but not required, to implement these fees and restrictions.)

More extensive changes are in store for institutional money market funds, which proved more susceptible to large-scale redemptions during the 2008–09 financial crisis. Most significantly, these funds will have to shift from a fixed share price to a floating NAV.

Although some rules must be implemented sooner, the compliance date for the core reforms is in autumn 2016, which gives investors time to find alternatives if they wish. We will no doubt be reporting to you again as we work through the implications of these changes for our clients and our lineup of funds.

2 percentage points higher than the national Barclays Municipal Bond Index (which includes bonds of various maturities).

The California bond funds were well-positioned by their advisor, Vanguard Fixed Income Group. For example, exposure to lower-rated investment-grade bonds was helpful. The advisor began to pare some of these holdings during the year as their prices rose when credit spreads tightened, leaving investors with less compensation for taking on the credit risk of these securities.

Both the Long-Term and Intermediate-Term Funds surpassed their state-specific benchmark indexes. The Intermediate-Term Fund, which marked its 20th anniversary in March, also outpaced the average return of its peers, but the Long-Term Fund lagged modestly.

For more about the funds’ strategy and performance during the fiscal year, please see the Advisor’s Report that follows this letter.

Strong credit analysis helped the funds navigate rough waters
During the ten years ended November 30, 2014, media noise about the creditworthi-ness of municipal issuers and a few widely publicized municipal bankruptcies rattled the market at times. However, as always, Vanguard’s in-house analysis—one of the pillars of our investment process—helped us sidestep potential problems and identify opportunities. That evaluation is ongoing, even for the bonds already held in our portfolios.

Our credit analysts, along with our low costs, have been instrumental in enabling all three California funds to outpace the average annual return of their peers for the decade. This is an important measure of relative success for actively managed funds. For the ten-year period, the two bond funds slightly trailed the returns of their benchmark indexes after taking expenses into account.

Realistic expectations are key to reaching your long-term goals
In the last several years, investors have grown accustomed to mostly strong returns from both stocks and bonds. This, of course, has been a welcome development for our clients as they strive to achieve their financial goals. But as any experienced investor knows, markets aren’t always so favorable.

Our recently published economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

I point out our modest projections not to be discouraging but to be helpful. Realistic expectations are the foundation of a sound plan to reach your long-term objective, whether it’s establishing a secure retirement, paying for a child’s education, or achieving some other goal.

If you expect too much from the markets, you might not save sufficiently. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate
investment goals.

• Balance. Develop a suitable asset
allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and
long-term discipline.

The beauty of these principles is that, unlike market returns, each one is within your control, and focusing on them can put you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 12, 2014

Your Fund’s Performance at a Glance
November 30, 2013, Through November 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard California Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard California Intermediate-Term
Tax-Exempt Fund
Investor Shares	$11.32	$11.78	$0.355	$0.000
Admiral Shares	11.32	11.78	0.364	0.000
Vanguard California Long-Term Tax-Exempt
Fund
Investor Shares	$11.31	$12.07	$0.442	$0.000
Admiral Shares	11.31	12.07	0.451	0.000

Advisor’s Report

For the fiscal year ended November 30, 2014, Vanguard California Tax-Exempt Money Market Fund returned 0.01%. The average return of peer funds was 0.00%.

Vanguard California Intermediate-Term Tax-Exempt Fund returned 7.29% for Investor Shares and 7.37% for Admiral Shares; Vanguard California Long-Term Tax-Exempt Fund returned 10.79% for Investor Shares and 10.87% for Admiral Shares. Both funds outperformed their state-specific benchmarks. The Intermediate-Term Fund surpassed the average return of its peers, and the Long-Term Fund was in line with its peer average.

The investment environment
It was a remarkable year for municipal bonds as a whole. The macroeconomic environment helped the broad U.S. taxable bond market produce solid returns, and munis did even better, boosted by light supply and surging demand.

The bond market was shaken in 2013 when the Federal Reserve signaled its intention to wind down its unprecedented bond-buying program. The Fed eventually succeeded in reassuring investors that the tapering would be gradual, proceeding only if the economy stayed strong, and that interest rates were likely to remain low even after the program ended.

Yields of Tax-Exempt Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2013	2014
2 years	0.33%	0.14%
5 years	1.16	0.88
10 years	2.65	1.98
30 years	4.10	3.00
Source: Vanguard.

In 2014, the U.S. economy provided the signals the Fed was looking for, and the program ended in October. Gross domestic product increased at an annual rate of well above 2% during the 12 months through September (the latest data available). This growth occurred despite a sharp contraction in first-quarter 2014 caused in part by the severe winter. The labor market also improved—the national unemployment rate fell to 5.8% for November—and inflation remained well below the Fed’s target of 2%.

Moderate economic growth, low inflation, and continuing easy monetary policy created a benign environment for bonds that helped revive demand. Heightened tensions in Eastern Europe and the Middle East were also factors, as more risk-averse investors turned to bonds as a safe harbor. The Treasury yield curve (the difference between short-term and long-term interest rates) flattened during the period as longer-maturity bonds strongly outperformed those with shorter maturities. Corporate bonds, with their higher-than-Treasury yields, also fared well.

Favorable supply-and-demand conditions helped muni bonds beat both Treasuries and corporates. Nationwide, total tax-exempt issuance from January through November was about 4% below its year-ago level. (In California, the 11-month volume of bonds issued was about 9% below the comparable period in 2013.) Many muni issuers remained focused on austerity despite the low cost of borrowing, although supply picked up later in the fiscal year.

At the same time, demand for munis rebounded. After falling out of favor with investors in 2013, muni valuations reached very attractive levels compared with taxable bonds. On November 30, 2013, the 2.65% tax-exempt yield of a AAA-rated general obligation muni bond (see the table on page 10) was almost the same as the yield of a comparable taxable Treasury bond. This drew individual investors looking for tax-free income, along with many buyers who would not otherwise have been interested—including insurance companies, pension funds, and foreign investors. (It’s worth noting that as strong demand bid up their prices, muni yields at the end of November 2014 were less attractive relative to Treasuries.)

More than five years after the end of the Great Recession, The Pew Charitable Trusts noted recently that the states’ recovery has been “slow and uneven.” California has been a relatively bright spot.

One gauge of the state’s economy is a monthly report by the Federal Reserve Bank of Philadelphia on State Coincident Indexes. California’s index climbed more than 3% from November 2013 through October 2014, a bit ahead of the rise of the overall U.S. economy. And its unemployment rate fell from 8.4% at the start of the funds’ fiscal year to 7.2% at the end of November (although it’s still among the country’s highest).

During 2014, two major credit rating agencies upgraded their ratings on California’s general obligation bonds by one notch (to Aa3 by Moody’s Investors Service and A+ by Standard & Poor’s). They cited the state’s improved fiscal condition (including a budget surplus for the fiscal year ended June 2014 and a projected surplus for fiscal 2015) and measures approved by voters in November. Notably, Proposition 2 provided a stronger mechanism for establishing and maintaining reserve funds. In our report to you in June, we noted that Governor Jerry Brown proposed using part of the budget surplus to help pay down the state’s “Wall of Debt”—years of budgetary borrowings. Proposition 2 makes that a reality.

The creditworthiness of most city and county governments also strengthened. Sales tax revenues have been bolstered by higher consumer spending, housing construction, and business investment, and brighter real estate market conditions are lifting property tax collections.

Improvements notwithstanding, we are monitoring the potential economic impact of California’s severe drought. In the short run, we believe it will be muted. The water agencies (some of whose bonds we own in the funds) should be able to adjust their deliveries and prices so they can keep servicing their bonds. In November, voters approved Proposition 1, authorizing more than $7 billion of new bonds for water projects to be constructed across the state over the coming decade. Although the projects won’t immediately alleviate water shortages, they should help over time, and they will provide investors with additional tax-exempt bond investment opportunities.

Management of the funds
In both the Intermediate-Term and Long- Term Funds, we focused on opportunities where we believed we would be well-compensated for holding more risk than the benchmark. For example, early in the year, roughly one-third of the bonds in both funds had an A rating. As the year progressed, we sold some of them as their prices rose when credit spreads tightened, and we invested most of the proceeds in bonds rated AA.

Similarly, we trimmed some of our bonds with longer maturities. After falling out of favor in 2013 as investors expected interest rates to keep rising, these securities contributed to our performance as rates instead moved lower.

Even though bond issuance in California was lighter than in 2013, we found attractive opportunities in both the primary and secondary markets. Both funds participated in two large offerings (each more than $1 billion) in the second half of the fiscal year. One was issued by the Los Angeles Unified School District, and the other by the San Joaquin Hills Transportation Corridor Agency (which refunded and extended the maturity of its debt).

For the Money Market Fund, the low interest rate environment remained challenging but not unfamiliar: The Fed has kept its target for overnight rates at 0%–0.25% since late 2008. We continued to look for ways to support returns through risk management and security selection.

A word about Puerto Rico, whose triple-tax-free bonds are held in many state-specific and national tax-exempt bond funds. The Puerto Rican bonds in the Barclays Municipal Bond Index returned more than 7% for the fiscal year. Still, although the territory’s financial woes have receded from the headlines, they remain. We have steered clear of any direct exposure because of Puerto Rico’s debt load, unbalanced budget, and uncertain outlook. Although prerefunded bonds are not exposed to credit risk, at the end of the period we also held none of these.

A look ahead
As we’ve noted, after a year of exceptionally strong performance, municipal bond valuations are at much fuller levels than they were a year ago. In the next year, we expect muni returns to be more or less in line with the income they produce. Yields are already quite low, the overall economy continues to improve, and a rise in interest rates is potentially in the offing.

Our outlook is for the U.S. economy to grow at a moderate pace in 2015. The Fed is likely to begin raising the federal funds target rate in the second half of the year. Market volatility will probably pick up as we approach that point. Nonetheless, we believe that the Fed will tighten monetary policy slowly and that the target rate will ultimately end up below its historical average. Muni bonds’ interest rates will likely remain lower than they’ve been in the past 10 to 15 years.

In light of the prospect of rising interest rates, we’ve positioned the Long-Term Fund’s duration to be modestly shorter than its benchmark’s. The Intermediate-Term Fund’s duration is in line with its benchmark. (Duration is a measure of the sensitivity of bond, and bond mutual fund, prices to changes in interest rates. See the Glossary for more information.)

As for Puerto Rico, we are likely to remain on the sidelines until we see sustained economic growth and budget discipline.

We expect to continue to hold above-average levels of liquidity. This will allow us to take advantage of any dislocations in pricing that may arise as the Fed begins to tighten monetary policy.

As always, our experienced team of portfolio managers, traders, and credit analysts will seek out opportunities to add to the funds’ performance by identifying bonds that we believe are mispriced by the market. These will probably still include select lower-rated bonds, such as those issued by hospitals and redevelopment authorities, where we perceive relative value.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

James M. D’Arcy, CFA,
Portfolio Manager

Adam M. Ferguson, CFA,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

December 18, 2014

California Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2014

Financial Attributes
Ticker Symbol	VCTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	38 days

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%
A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's,
Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating
category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more
information about these ratings, see the Glossary entry for Credit
Quality.

1 The expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratio was 0.07%, reflecting a temporary reduction in operating expenses (described in
Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

California Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended November 30, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

California Tax-Exempt Money Market
Fund	0.01%	0.05%	1.17%	$11,231
California Tax-Exempt Money Market
••••••• • Funds Average	0.00	0.00	0.95	10,990
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

California Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
		CA Tax-Exempt
		Money Mkt
		Funds Avg
Fiscal Year	Total Returns	Total Returns
2005	2.17%	1.70%
2006	3.24	2.78
2007	3.55	3.06
2008	2.21	1.81
2009	0.37	0.17
2010	0.11	0.01
2011	0.07	0.01
2012	0.03	0.00
2013	0.01	0.00
2014	0.01	0.00
7-day SEC yield (11/30/2014): 0.01%
California Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
California Tax-Exempt Money
Market Fund	6/1/1987	0.01%	0.05%	1.19%

California Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.8%)
California (99.8%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Branson School) VRDO	0.050%	12/5/14 LOC	6,650	6,650
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Institute for Defense
Analyses) VRDO	0.040%	12/5/14 LOC	6,945	6,945
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Lakeside Village
Apartments) VRDO	0.050%	12/5/14 LOC	48,300	48,300
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Public Policy Institute) VRDO	0.060%	12/5/14 LOC	12,705	12,705
Anaheim CA Housing Finance Agency Home
Mortgage Revenue VRDO	0.055%	12/5/14 LOC	5,485	5,485
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/15	5,000	5,081
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/15	1,000	1,016
1 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) TOB VRDO	0.050%	12/5/14	5,000	5,000
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) VRDO	0.030%	12/5/14 LOC	8,300	8,300
California Community College Financing
Authority TRAN	2.000%	6/30/15	5,000	5,054
California Department of Water Resources
Power Supply Revenue	4.000%	5/1/15	2,140	2,174
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	7,335	7,483
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	1,000	1,020
1 California Department of Water Resources
Water System Revenue (Central Valley Project)
TOB VRDO	0.040%	12/5/14	4,100	4,100
California Education Note Participations
Program TRAN	1.500%	6/30/15	7,000	7,056
California Educational Facilities Authority Revenue
(California Institute of Technology) VRDO	0.030%	12/5/14	55,800	55,800

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority
Revenue (Stanford University) CP	0.100%	1/30/15	10,000	10,000
California Educational Facilities Authority
Revenue (Stanford University) CP	0.130%	7/8/15	15,000	15,000
1 California Educational Facilities Authority
Revenue (Stanford University) TOB VRDO	0.040%	12/5/14	4,000	4,000
1 California Educational Facilities Authority
Revenue (Stanford University) TOB VRDO	0.040%	12/5/14	4,430	4,430
1 California Educational Facilities Authority
Revenue (Stanford University) TOB VRDO	0.050%	12/5/14	3,000	3,000
1 California Educational Facilities Authority
Revenue (Stanford University) TOB VRDO	0.050%	12/5/14	4,000	4,000
1 California Educational Facilities Authority
Revenue (University of Southern California)
TOB VRDO	0.040%	12/5/14	14,800	14,800
California GO VRDO	0.020%	12/1/14 LOC	3,900	3,900
California GO VRDO	0.020%	12/1/14 LOC	20,700	20,700
California GO VRDO	0.030%	12/1/14 LOC	1,400	1,400
California GO VRDO	0.030%	12/1/14 LOC	4,200	4,200
California GO VRDO	0.030%	12/1/14 LOC	4,725	4,725
California GO VRDO	0.040%	12/5/14 LOC	27,000	27,000
California GO VRDO	0.040%	12/5/14 LOC	13,000	13,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.030%	12/1/14 LOC	7,150	7,150
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.030%	12/5/14 LOC	6,725	6,725
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.040%	12/5/14 LOC	800	800
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.030%	12/5/14 LOC	1,180	1,180
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.030%	12/5/14 LOC	12,995	12,995
1 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.040%	12/5/14 LOC	35,000	35,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.050%	12/5/14	5,000	5,000
1 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.070%	12/5/14	4,475	4,475
2 California Health Facilities Financing Authority
Revenue (Memorial Health Services) PUT	0.110%	6/26/15	15,000	15,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.040%	12/5/14	12,000	12,000
California Health Facilities Financing Authority
Revenue (Memorial Health Services) VRDO	0.040%	12/5/14	51,600	51,600
1 California Health Facilities Financing Authority
Revenue (Providence Health Services) TOB
VRDO	0.080%	12/5/14	20,025	20,025
1 California Health Facilities Financing Authority
Revenue (Providence Health Services) TOB
VRDO	0.090%	12/5/14	9,000	9,000

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.030%	12/5/14 LOC	19,625	19,625
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.030%	12/5/14 LOC	8,000	8,000
California Health Facilities Financing Authority
Revenue (Scripps Health) VRDO	0.040%	12/5/14 LOC	12,020	12,020
1 California Health Facilities Financing Authority
Revenue (St. Joseph Health System) TOB VRDO	0.040%	12/5/14	15,000	15,000
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.050%	12/5/14	3,750	3,750
1 California Health Facilities Financing Authority
Revenue (Sutter Health) TOB VRDO	0.050%	12/5/14	17,105	17,105
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.040%	12/5/14 LOC	21,600	21,600
California Housing Finance Agency Home
Mortgage Revenue VRDO	0.050%	12/5/14 LOC	6,100	6,100
California Housing Finance Agency Multifamily
Housing Revenue VRDO	0.050%	12/5/14 LOC	8,300	8,300
California Infrastructure & Economic Development
Bank Revenue (Academy of Motion Picture Arts
& Sciences Obligated Group) VRDO	0.030%	12/5/14 LOC	35,000	35,000
California Infrastructure & Economic Development
Bank Revenue (Academy of Sciences) VRDO	0.020%	12/1/14 LOC	2,025	2,025
California Infrastructure & Economic Development
Bank Revenue (American National Red Cross)
VRDO	0.040%	12/5/14 LOC	30,615	30,615
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.625%	2/1/15 (Prere.)	7,000	7,064
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	6.000%	2/1/15 (Prere.)	8,000	8,079
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	6.250%	2/1/15 (Prere.)	22,055	22,282
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.020%	12/1/14 LOC	1,300	1,300
California Infrastructure & Economic Development
Bank Revenue (Los Angeles County Museum of
Natural History Foundation) VRDO	0.020%	12/1/14 LOC	8,700	8,700
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/1/14 LOC	4,300	4,300
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/1/14 LOC	7,850	7,850
California Municipal Finance Authority Pollution
Control Revenue (Chevron USA Inc. Project)
VRDO	0.030%	12/1/14	6,800	6,800
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.030%	12/1/14	2,680	2,680
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	2.000%	10/1/15	6,785	6,889
California Municipal Finance Authority Revenue
(Meadowbrook Apartments)	0.500%	4/1/15	5,500	5,501
California Municipal Finance Authority Revenue
(Notre Dame High School, San Jose) VRDO	0.060%	12/5/14 LOC	4,725	4,725

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.030%	12/1/14 LOC	14,600	14,600
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.050%	12/1/14 LOC	13,000	13,000
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/15 (Prere.)	1,500	1,524
California RAN	1.500%	6/22/15	100,000	100,767
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/1/15	11,000	11,103
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/1/15	2,000	2,019
California School Cash Reserve Program Authority
Pool TRAN	2.000%	6/30/15	12,000	12,131
California State University Revenue Systemwide	5.000%	11/1/15 (Prere.)	1,480	1,545
1 California State University Revenue Systemwide
TOB VRDO	0.050%	12/5/14	13,980	13,980
California Statewide Communities Development
Authority Gas Supply Revenue VRDO	0.040%	12/5/14	122,825	122,825
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Canyon Springs Apartments Project) VRDO	0.060%	12/5/14 LOC	10,105	10,105
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Ridgeway Apartments) VRDO	0.050%	12/5/14 LOC	8,490	8,490
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Village Green Apartments) VRDO	0.060%	12/5/14 LOC	5,800	5,800
California Statewide Communities Development
Authority Multifamily Housing Revenue
(Wilshire Court Project) VRDO	0.060%	12/5/14 LOC	11,900	11,900
California Statewide Communities Development
Authority Pollution Control Revenue
(Chevron USA Inc. Project) VRDO	0.030%	12/1/14	3,100	3,100
California Statewide Communities Development
Authority Revenue (Community Hospital
of the Monterey Peninsula) VRDO	0.040%	12/5/14 LOC	24,000	24,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.130%	12/3/14	12,500	12,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.130%	5/1/15	23,750	23,750
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.130%	5/1/15	35,000	35,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) CP	0.140%	6/1/15	1,500	1,500
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	13,000	13,000
1 California Statewide Communities Development
Authority Revenue (Sutter Health) TOB VRDO	0.040%	12/5/14	37,803	37,803
1 California Statewide Communities Development
Authority Revenue (Trinity Health) TOB VRDO	0.040%	12/5/14	2,175	2,175
California Statewide Communities Development
Authority Revenue (University of San Diego)
VRDO	0.030%	12/5/14 LOC	23,050	23,050
Cerritos CA Community College District GO	1.500%	8/1/15	8,455	8,531
Cerritos CA Community College District GO	2.000%	8/1/15	1,565	1,584

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Cerritos CA Community College District
GO TOB VRDO	0.060%	12/5/14	7,845	7,845
Chaffey CA Community College District GO	1.000%	6/1/15	1,500	1,506
Chula Vista CA Multifamily Housing Revenue
(Teresina Apartments) VRDO	0.030%	12/5/14 LOC	37,940	37,940
Contra Costa CA Municipal Water District
Revenue (Extendible) CP	0.100%	7/11/15	9,000	9,000
Contra Costa CA Transportation Authority
Sales Tax Revenue	3.000%	3/1/15	3,240	3,263
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/15	3,510	3,595
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.110%	5/1/15	20,800	20,800
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.110%	5/30/15	12,200	12,200
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	6/28/15	5,000	5,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.090%	6/30/15	17,000	17,000
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	7/13/15	5,975	5,975
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	8/2/15	27,500	27,500
East Bay CA Municipal Utility District Water
System Revenue (Extendible) CP	0.100%	8/2/15	15,000	15,000
1 East Bay CA Municipal Utility District Water
System Revenue TOB VRDO	0.040%	12/5/14	9,260	9,260
1 Eastern California Municipal Water District
Water & Sewer COP TOB VRDO	0.050%	12/5/14	1,590	1,590
Eastern California Municipal Water District
Water & Wastewater Revenue VRDO	0.030%	12/1/14	17,275	17,275
2 Eastern Municipal Water District CA Water
& Sewer Revenue PUT	0.060%	2/27/15	24,000	24,000
2 Eastern Municipal Water District CA Water
& Sewer Revenue PUT	0.050%	5/22/15	10,000	10,000
Elsinore Valley CA Municipal Water District
COP VRDO	0.050%	12/5/14 LOC	7,800	7,800
Escondido CA Community Development
Multifamily Revenue (Heritage Park
Apartments) VRDO	0.055%	12/5/14 LOC	4,250	4,250
Fremont CA COP VRDO	0.030%	12/5/14 LOC	27,690	27,690
Fremont CA COP VRDO	0.030%	12/5/14 LOC	14,445	14,445
Fremont CA COP VRDO	0.030%	12/5/14 LOC	8,165	8,165
Fremont CA Union High School District TRAN	1.000%	6/30/15	5,000	5,025
Garden Grove CA Housing Authority Multifamily
Housing Revenue (Valley View Senior
Villas Project) VRDO	0.070%	12/5/14 LOC	9,100	9,100
Hemet CA Multifamily Housing Revenue
(Sunwest Retirement Village) VRDO	0.050%	12/5/14	1,000	1,000
Irvine CA Assessment District No. 94-13
Improvement Revenue (Oak Creek) VRDO	0.040%	12/1/14 LOC	6,900	6,900
Irvine CA Assessment District No. 97-17
Improvement Revenue VRDO	0.040%	12/1/14 LOC	8,100	8,100
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.040%	12/1/14 LOC	2,800	2,800
2 Irvine CA Ranch Water District Revenue PUT	0.050%	3/12/15	8,550	8,550

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Irvine CA Ranch Water District Revenue PUT	0.050%	3/12/15	5,695	5,695
Irvine CA Ranch Water District Revenue VRDO	0.030%	12/1/14 LOC	4,000	4,000
Irvine CA Reassessment District No. 05-21
Improvement Revenue VRDO	0.040%	12/1/14 LOC	1,200	1,200
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	12/1/14 LOC	15,726	15,726
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.030%	12/1/14 LOC	18,900	18,900
Livermore CA Redevelopment Agency
Multi-Family Housing Revenue (Richards Manor)
VRDO	0.055%	12/5/14 LOC	4,770	4,770
Los Altos CA Union High School District TRAN	1.000%	6/30/15	5,000	5,026
1 Los Angeles CA Community College District GO
TOB VRDO	0.040%	12/5/14	15,940	15,940
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Academy Village Apartments) VRDO	0.030%	12/5/14 LOC	6,000	6,000
Los Angeles CA Community Redevelopment
Agency Multifamily Housing Revenue
(Hollywood & Vine Apartments) VRDO	0.060%	12/5/14 LOC	19,200	19,200
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.050%	12/5/14	5,100	5,100
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.050%	12/5/14	2,500	2,500
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.050%	12/5/14	5,000	5,000
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.080%	12/5/14	7,975	7,975
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.080%	12/5/14	18,880	18,880
1 Los Angeles CA Department of Airports
International Airport Revenue TOB VRDO	0.100%	12/5/14	9,995	9,995
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/1/14	23,110	23,110
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.050%	12/5/14	6,200	6,200
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.050%	12/5/14	10,900	10,900
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.050%	12/5/14	4,700	4,700
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.050%	12/5/14	7,495	7,495
Los Angeles CA Department of Water
& Power Revenue VRDO	0.020%	12/1/14	10,600	10,600
Los Angeles CA Department of Water
& Power Revenue VRDO	0.020%	12/1/14	3,700	3,700
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	18,950	18,950
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	9,250	9,250
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	12,200	12,200
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/5/14	11,175	11,175

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/5/14	33,900	33,900
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.050%	12/5/14	2,680	2,680
1 Los Angeles CA Harbor Department Revenue
TOB VRDO	0.080%	12/5/14	2,220	2,220
Los Angeles CA Multifamily Housing Revenue
(Beverly Park Apartments) VRDO	0.060%	12/5/14 LOC	15,500	15,500
Los Angeles CA Multifamily Housing Revenue
(Fountain Park Project) VRDO	0.030%	12/5/14 LOC	40,000	40,000
Los Angeles CA Multifamily Housing Revenue
(Queen Portfolio Apartments Project) VRDO	0.070%	12/5/14 LOC	6,595	6,595
Los Angeles CA Multifamily Housing Revenue
(San Regis Project) VRDO	0.050%	12/5/14 LOC	23,600	23,600
Los Angeles CA TRAN	1.500%	6/25/15	25,000	25,196
Los Angeles CA Unified School District GO	0.500%	7/1/15	4,305	4,314
Los Angeles CA Unified School District GO	5.000%	7/1/15 (Prere.)	6,520	6,705
1 Los Angeles CA Unified School District GO
TOB VRDO	0.050%	12/5/14	6,660	6,660
1 Los Angeles CA Unified School District GO
TOB VRDO	0.050%	12/5/14	9,995	9,995
1 Los Angeles CA Unified School District GO
TOB VRDO	0.050%	12/5/14	9,145	9,145
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.050%	12/5/14	7,500	7,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/15	3,000	3,085
Los Angeles County CA Multifamily Housing
Revenue (Valencia Village Project) VRDO	0.050%	12/5/14	6,325	6,325
Los Angeles County CA Schools Pooled
Financing Program TRAN	2.000%	12/31/14	4,200	4,206
Los Angeles County CA Schools Pooled
Financing Program TRAN	2.000%	1/30/15	3,000	3,009
Los Angeles County CA TRAN	1.500%	6/30/15	30,000	30,239
1 Los Angeles County CA Unified School District
GO TOB VRDO	0.050%	12/5/14	5,000	5,000
Los Angeles International Airport Revenue CP	0.100%	2/10/15 LOC	6,500	6,500
Manteca CA Redevelopment Agency Tax
Allocation Revenue VRDO	0.040%	12/1/14 LOC	12,725	12,725
2 Metropolitan Water District of Southern California
Revenue PUT	0.060%	1/16/15	20,000	20,000
2 Metropolitan Water District of Southern California
Revenue PUT	0.050%	2/9/15	13,180	13,180
2 Metropolitan Water District of Southern California
Revenue PUT	0.060%	6/5/15	22,910	22,910
1 Metropolitan Water District of Southern California
Revenue TOB VRDO	0.060%	12/5/14	7,100	7,100
Metropolitan Water District of Southern California
Revenue VRDO	0.030%	12/5/14	5,000	5,000
Metropolitan Water District of Southern California
Revenue VRDO	0.030%	12/5/14	19,100	19,100
North Orange County CA Community College
District GO	5.000%	8/1/15 (Prere.)	1,750	1,807
Nuveen California AMT-Free
Municipal Income Fund VRDP VRDO	0.130%	12/5/14 LOC	8,800	8,800

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
1 Nuveen California AMT-Free
Municipal Income Fund VRDP VRDO	0.140%	12/5/14 LOC	16,200	16,200
1 Nuveen California Dividend Advantage
Municipal Fund 2 VRDP VRDO	0.140%	12/5/14 LOC	25,000	25,000
1 Nuveen California Dividend Advantage
Municipal Fund 3 VRDP VRDO	0.120%	12/5/14 LOC	35,000	35,000
1 Nuveen California Dividend Advantage
Municipal Fund VRDP VRDO	0.120%	12/5/14 LOC	24,000	24,000
1 Nuveen California Dividend Advantage
Municipal Fund VRDP VRDO	0.120%	12/5/14 LOC	41,600	41,600
1 Nuveen California Dividend Advantage
Municipal Fund VRDP VRDO	0.120%	12/5/14 LOC	14,900	14,900
1 Nuveen California Dividend Advantage
Municipal Fund VRDP VRDO	0.120%	12/5/14 LOC	18,000	18,000
1 Nuveen California Dividend Advantage
Municipal Fund VRDP VRDO	0.130%	12/5/14 LOC	14,800	14,800
Nuveen Insured California AMT-Free
Municipal Income Fund VRDP VRDO	0.110%	12/5/14 LOC	39,500	39,500
Ohlone CA Community College District GO	1.000%	8/1/15	1,945	1,956
Orange County CA Apartment Development
Revenue VRDO	0.050%	12/5/14 LOC	9,550	9,550
Orange County CA Water District COP VRDO	0.050%	12/5/14	8,600	8,600
Orange County CA Water District CP	0.090%	1/6/15 LOC	20,400	20,400
Otay CA Water District (Capital Project)
COP VRDO	0.040%	12/5/14 LOC	8,610	8,610
Palo Alto CA Unified School District GO	3.000%	7/1/15	1,000	1,017
Pasadena CA Water Revenue	4.000%	6/1/15	1,760	1,794
1 Peralta CA Community College District Revenue
TOB VRDO	0.040%	12/5/14	19,645	19,645
1 Riverside CA Electric Revenue TOB VRDO	0.040%	12/1/14	6,895	6,895
Riverside CA Electric Revenue VRDO	0.040%	12/5/14 LOC	10,000	10,000
Riverside CA Electric Revenue VRDO	0.040%	12/5/14 LOC	31,725	31,725
2 Riverside CA Water Revenue PUT	0.060%	4/1/15	13,965	13,965
Riverside County CA Industrial Development
Authority Empowerment Zone Facility Revenue
(Guy Evans Inc. Project) VRDO	0.060%	12/5/14 LOC	4,610	4,610
Riverside County CA TRAN	1.500%	6/30/15	50,000	50,400
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.040%	12/5/14	35,900	35,900
Sacramento CA Municipal Utility District
Revenue VRDO	0.040%	12/5/14 LOC	25,300	25,300
Sacramento CA Transportation Authority
Sales Tax Revenue VRDO	0.030%	12/5/14	13,000	13,000
Sacramento CA Transportation Authority
Sales Tax Revenue VRDO	0.030%	12/5/14	21,600	21,600
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.045%	12/5/14 LOC	10,200	10,200
Sacramento County CA Multifamily Housing
Revenue (River Pointe Apartments) VRDO	0.045%	12/5/14 LOC	12,300	12,300
1 Sacramento County CA Sanitation Districts
Financing Authority Revenue TOB VRDO	0.040%	12/5/14 LOC	7,550	7,550
1 San Bernardino CA Community College District
GO TOB VRDO	0.050%	12/5/14	4,620	4,620
San Bernardino County CA TRAN	2.000%	6/30/15	25,000	25,271
1 San Bernardino County CA Transportation
Authority Revenue TOB VRDO	0.050%	12/5/14	12,100	12,100

California Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Community College District GO	5.000%	5/1/15 (Prere.)	3,205	3,270
San Diego CA Community College District GO	5.000%	5/1/15 (Prere.)	15,000	15,306
1 San Diego CA Community College District GO
TOB VRDO	0.040%	12/5/14	5,710	5,710
1 San Diego CA Community College District GO
TOB VRDO	0.040%	12/5/14	5,000	5,000
1 San Diego CA Community College District GO
TOB VRDO	0.060%	12/5/14	5,000	5,000
San Diego CA County & School District TRAN	2.000%	6/30/15	10,000	10,109
San Diego CA Housing Authority Multifamily
Housing Revenue (Bay Vista Apartments Project)
VRDO	0.060%	12/5/14 LOC	9,690	9,690
San Diego CA Housing Authority Multifamily
Housing Revenue (Canyon Rim Apartments)
VRDO	0.060%	12/5/14 LOC	32,440	32,440
1 San Diego CA Public Facilities Financing Authority
Sewer Revenue TOB VRDO	0.040%	12/5/14	8,280	8,280
San Diego CA Unified School District TRAN	1.500%	6/30/15	10,000	10,080
San Diego County CA Regional Transportation
Authority Sales Tax Revenue VRDO	0.030%	12/5/14	1,745	1,745
San Diego County CA Regional Transportation
Commission Revenue	4.000%	4/1/15	5,490	5,561
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.030%	12/5/14	45,845	45,845
San Diego County CA Water Authority
Extendible CP	0.080%	7/3/15	5,000	5,000
San Diego County CA Water Authority
Revenue COP	5.000%	5/1/15 (Prere.)	2,000	2,041
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.090%	12/5/14	6,100	6,100
1 San Diego County CA Water Authority
Revenue COP TOB VRDO	0.090%	12/5/14	6,500	6,500
San Diego County CA Water Authority
Revenue CP	0.090%	12/1/14	10,000	10,000
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.050%	12/5/14	9,900	9,900
1 San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue TOB VRDO	0.050%	12/5/14	3,335	3,335
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.040%	12/5/14 LOC	39,450	39,450
San Francisco CA City & County Finance Corp.
Lease Revenue (Moscone Center Expansion)
VRDO	0.040%	12/5/14 LOC	11,250	11,250
San Francisco CA City & County International
Airport Revenue VRDO	0.040%	12/5/14 LOC	12,800	12,800
San Francisco CA City & County International
Airport Revenue VRDO	0.040%	12/5/14 LOC	24,900	24,900
1 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.050%	12/5/14	6,800	6,800
San Francisco CA City & County Redevelopment
Agency Multifamily Housing Revenue
(Third & Mission Streets) VRDO	0.040%	12/5/14 LOC	80,100	80,100
1 San Francisco CA City & County Unified School
District GO TOB VRDO	0.080%	12/5/14	14,720	14,720

California Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	San Jose CA Multifamily Housing Revenue
	(Cinnabar Commons) VRDO	0.060%	12/5/14 LOC	15,700	15,700
	San Jose CA Multifamily Housing Revenue
	(Raintree Apartments) VRDO	0.050%	12/5/14 LOC	10,000	10,000
1	San Jose CA Unified School District Santa
	Clara County GO TOB VRDO	0.070%	12/5/14	7,310	7,310
	Santa Ana College Improvement District No. 1
	(Rancho Santiago Community College) GO	2.000%	8/1/15	6,345	6,424
	Santa Monica CA Community College District GO	1.000%	8/1/15	3,800	3,822
	Sequoia CA Union High School District GO	2.000%	7/1/15	8,550	8,644
	Sequoia CA Union High School District TRAN	1.000%	7/10/15	9,815	9,867
1	Sonoma County CA Junior College District
	GO TOB VRDO	0.040%	12/5/14 LOC	30,190	30,190
	Southern California Public Power Authority
	Revenue VRDO	0.030%	12/5/14 LOC	26,300	26,300
	Torrance CA Hospital Revenue
	(Torrance Memorial Medical Center) VRDO	0.030%	12/5/14 LOC	6,000	6,000
	Turlock CA Irrigation District Revenue CP	0.090%	1/5/15 LOC	4,500	4,500
1	University of California Regents Medical Center
	Revenue TOB VRDO	0.050%	12/5/14	4,100	4,100
	University of California Regents Medical Center
	Revenue VRDO	0.030%	12/1/14	6,440	6,440
1	University of California Revenue TOB VRDO	0.050%	12/1/14	5,600	5,600
1	University of California Revenue TOB VRDO	0.050%	12/1/14	28,700	28,700
1	University of California Revenue TOB VRDO	0.040%	12/5/14	29,195	29,195
1	University of California Revenue TOB VRDO	0.050%	12/5/14	3,400	3,400
1	University of California Revenue TOB VRDO	0.050%	12/5/14	5,125	5,125
1	University of California Revenue TOB VRDO	0.050%	12/5/14	2,190	2,190
1	University of California Revenue TOB VRDO	0.050%	12/5/14	3,495	3,495
1	University of California Revenue TOB VRDO	0.050%	12/5/14	6,000	6,000
1	University of California Revenue TOB VRDO	0.050%	12/5/14	19,577	19,577
1	University of California Revenue TOB VRDO	0.080%	12/5/14	22,200	22,200
	University of California Revenue VRDO	0.040%	12/5/14	23,200	23,200
	University of California Revenue VRDO	0.040%	12/5/14	20,000	20,000
	Ventura County CA TRAN	1.500%	7/1/15	16,500	16,632
	Western Municipal Water District Facilities
	Authority California Water Revenue VRDO	0.040%	12/5/14 LOC	20,475	20,475
	Westlands CA Water District COP VRDO	0.040%	12/5/14 LOC	23,325	23,325
					3,579,474
Total Tax-Exempt Municipal Bonds (Cost $3,579,474)					3,579,474
Other Assets and Liabilities (0.2%)
Other Assets					17,274
Liabilities					(11,170)
					6,104
Net Assets (100%)
Applicable to 3,584,939,294 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					3,585,578
Net Asset Value Per Share					$1.00

California Tax-Exempt Money Market Fund

At November 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	3,585,576
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2
Net Assets	3,585,578

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $868,170,000, representing 24.2% of net assets.
2 Adjustable-rate security.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	2,869
Total Income	2,869
Expenses
The Vanguard Group—Note B
Investment Advisory Services	728
Management and Administrative	4,138
Marketing and Distribution	919
Custodian Fees	46
Auditing Fees	27
Shareholders’ Reports	31
Trustees’ Fees and Expenses	3
Total Expenses	5,892
Expense Reduction—Note B	(3,391)
Net Expenses	2,501
Net Investment Income	368
Realized Net Gain (Loss) on Investment Securities Sold	(23)
Net Increase (Decrease) in Net Assets Resulting from Operations	345

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	368	518
Realized Net Gain (Loss)	(23)	111
Net Increase (Decrease) in Net Assets Resulting from Operations	345	629
Distributions
Net Investment Income	(368)	(518)
Realized Capital Gain	—	—
Total Distributions	(368)	(518)
Capital Share Transactions (at $1.00 per share)
Issued	2,392,394	2,993,616
Issued in Lieu of Cash Distributions	352	493
Redeemed	(2,679,172)	(2,934,717)
Net Increase (Decrease) from Capital Share Transactions	(286,426)	59,392
Total Increase (Decrease)	(286,449)	59,503
Net Assets
Beginning of Period	3,872,027	3,812,524
End of Period	3,585,578	3,872,027

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0003	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0003	.001	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.03%	0.07%	0.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,586	$3,872	$3,813	$4,131	$4,610
Ratio of Total Expenses to Average Net Assets	0.07%[2]	0.11%[2]	0.15%[2]	0.16%[2]	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.03%	0.07%	0.11%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2014, 0.16% for 2013, 0.16% for 2012, and
0.17% for 2011. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

California Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard California Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $347,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2014, Vanguard’s expenses were reduced by $3,391,000 (an effective annual rate of 0.09% of the fund’s average net assets).

California Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

California Intermediate-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCAIX	VCADX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	1.55%	1.63%

Financial Attributes

		Barclays
		Muni	Barclays
		CA IT	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	1,585	1,654	46,044

Yield to Maturity
(before expenses)	1.7%	1.6%	2.1%

Average Coupon	4.1%	4.7%	4.8%

Average Duration	4.8 years	4.7 years	6.5 years

Average Stated
Maturity	9.5 years	7.5 years	13.4 years

Short-Term
Reserves	8.0%	—	—

Volatility Measures
	Barclays Muni	Barclays
	CA IT	Municipal
	Bond Index	Bond Index
R-Squared	0.92	0.97
Beta	1.04	0.96
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	10.5%
1 - 3 Years	7.0
3 - 5 Years	8.0
5 - 10 Years	27.0
10 - 20 Years	46.9
20 - 30 Years	0.6

Distribution by Credit Quality (% of portfolio)
AAA	8.9%
AA	71.7
A	13.2
BBB	4.5
BB	0.1
B	0.3
Not Rated	1.3
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Intermediate-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2004, Through November 30, 2014

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended November 30, 2014

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
California Intermediate-Term
Tax-Exempt Fund Investor Shares	7.29%	5.15%	4.31%	$15,246
Barclays Municipal California
••••••••
Intermediate Bond Index	6.12	5.49	4.94	16,195

– – – – California Intermediate Municipal Debt

Funds Average	5.70	4.09	3.57	14,208
Barclays Municipal Bond Index	8.23	5.12	4.81	15,999
California Intermediate Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Intermediate-Term Tax-Exempt
Fund Admiral Shares	7.37%	5.23%	4.39%	$76,816
Barclays Municipal California Intermediate
Bond Index	6.12	5.49	4.94	80,975
Barclays Municipal Bond Index	8.23	5.12	4.81	79,993

See Financial Highlights for dividend and capital gains information.

California Intermediate-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
				Barclays Muni
				CA IT
			Investor Shares	Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	3.90%	-1.79%	2.11%	2.37%
2006	4.12	1.28	5.40	5.07
2007	3.99	-1.53	2.46	3.84
2008	3.79	-6.50	-2.71	1.84
2009	4.19	6.37	10.56	9.03
2010	3.79	0.64	4.43	6.89
2011	3.88	2.29	6.17	6.79
2012	3.52	6.62	10.14	9.08
2013	3.12	-5.03	-1.91	-1.15
2014	3.23	4.06	7.29	6.12

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/4/1994	7.17%	4.68%	3.77%	0.44%	4.21%
Admiral Shares	11/12/2001	7.25	4.77	3.85	0.44	4.29

California Intermediate-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.9%)
California (99.7%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.150%	7/1/19	1,675	1,666
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	2.500%	7/1/19	2,140	2,140
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	3.000%	7/1/19	2,000	2,001
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/24	1,195	1,352
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	6.000%	7/1/31	2,750	3,160
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/32	1,060	1,167
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	3.000%	11/15/16	1,220	1,257
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,425
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/20	850	991
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/22	555	654
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/23	1,000	1,165
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/24	1,265	1,457
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Odd Fellows Home)	5.000%	4/1/32	7,250	8,238
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.250%	8/1/23	1,000	1,170
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/24	960	1,108

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/25	950	1,090
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/26	2,490	2,838
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/28	900	1,014
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	6.000%	8/1/30	1,120	1,369
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/31	1,000	1,139
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/32	1,000	1,135
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/33	1,300	1,471
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/34	1,780	2,009
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/21	275	326
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/22	355	423
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/23	375	450
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/24	400	481
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/25	510	606
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/26	685	805
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/28	1,165	1,351
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/29	1,000	1,158
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/30	1,425	1,640
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/31	500	573
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Windemere Ranch
Infrastructure Financing Program)	5.000%	9/2/32	525	600
1 Acalanes CA Union High School District GO	0.000%	8/1/27	1,225	735
1 Acalanes CA Union High School District GO	0.000%	8/1/28	1,230	698
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/15 (2)	1,285	1,279
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/16 (2)	4,655	4,573

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/19 (2)	9,290	8,382
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/20 (2)	12,965	11,252
Alameda CA Corridor Transportation Authority
Revenue	4.000%	3/1/22	5,500	6,361
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/22	2,190	2,645
Alameda CA Corridor Transportation Authority
Revenue	5.000%	10/1/23	2,160	2,627
Alameda CA Corridor Transportation Authority
Revenue	5.400%	10/1/24 (2)	3,805	4,101
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/29 (2)	30,240	15,577
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	9,110	4,425
Alameda County CA (Medical Center Project) COP	5.375%	6/1/15 (ETM)	3,960	4,007
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/31	5,415	6,218
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/32	7,000	8,021
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/33	8,415	9,585
Alameda County CA Joint Powers Authority
Lease Revenue	5.000%	12/1/34	4,640	5,254
Alvord CA Unified School District GO	5.900%	2/1/21 (14)	2,230	2,727
Alvord CA Unified School District GO	5.900%	2/1/24 (4)	3,865	4,607
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/16	875	929
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/17	625	685
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/27	1,500	1,731
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/28	1,150	1,315
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/29	1,250	1,424
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/30	1,760	2,002
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/31	1,870	2,121
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/32	2,000	2,256
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/33	1,795	2,016
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/34	1,350	1,507
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/21 (14)	4,425	4,849
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/22 (14)	4,660	5,080
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/24 (14)	5,175	5,633
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.000%	10/1/25 (14)	5,450	5,932

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anaheim CA Public Financing Authority Revenue
(Electric System)	5.250%	10/1/30	5,585	6,577
Bakersfield CA Wastewater Revenue	5.000%	9/15/24 (4)	7,600	8,458
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	10,000	10,627
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	11,625	12,354
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	300	319
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	2,455	2,609
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/16 (Prere.)	3,100	3,294
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,055	3,373
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/17 (Prere.)	3,000	3,312
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18	2,610	2,880
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,510
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,781
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	5,000	5,868
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/28	75	86
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	8,000	9,224
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/29	7,000	8,106
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/29	11,355	13,089
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/30	16,700	19,480
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	7,645	8,754
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	16,125	18,742
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.450%	8/1/17	12,500	12,659
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.740%	10/1/19	5,000	5,016
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.740%	10/1/19	5,825	5,843
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.940%	5/1/23	19,000	19,050
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.940%	5/1/23	4,350	4,361
2 Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	1.140%	4/1/24	5,000	5,104
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area) PUT	0.958%	4/1/45	32,550	32,905
Bay Area Toll Authority California Toll Bridge
Revenue PUT	1.500%	4/2/18	1,000	1,010

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue PUT	1.875%	4/1/19	1,250	1,273
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/21	5,500	6,624
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/22	7,295	8,868
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/23	6,150	7,534
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/24	5,110	6,123
Brea CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Redevelopment Project AB)	5.000%	8/1/25	4,020	4,767
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/24 (4)	1,000	1,203
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/25 (4)	1,430	1,690
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/26 (4)	2,000	2,335
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/27 (4)	2,375	2,754
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/29 (4)	1,240	1,426
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/30 (4)	750	860
Brentwood CA Infrastructure Financing Authority
Revenue	5.000%	9/2/32 (4)	3,790	4,011
California County CA Tobacco Securitization
Agency Revenue	5.250%	6/1/21	10,275	10,276
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/22	1,000	1,165
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/23	1,200	1,407
California County CA Tobacco Securitization
Agency Revenue	5.000%	6/1/24	3,840	4,506
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/15	26,850	27,406
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	19,625	20,939
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/16	5,000	5,335
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	9,600	10,651
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/17	25,000	27,736
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	1,810	2,072
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	17,950	20,544
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	1,215	1,426

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/19	19,590	22,995
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	18,000	21,586
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	22,890	27,450
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	6,500	7,895
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	40,000	45,562
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	20,000	22,781
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,949
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22 (4)	3,810	4,340
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22 (4)	1,000	1,139
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	5,395	6,137
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	14,675	16,694
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	10,825	12,879
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	180	180
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/14 (Prere.)	3,355	3,356
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	4,905	5,625
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	6/1/18 (Prere.)	8,280	9,496
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/19 (Prere.)	7,960	9,462
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/20	1,250	1,512
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	1,850	2,260
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	2,905	3,554
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,355	4,105
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/20 (Prere.)	3,455	4,227
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/21	5,645	6,904
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/22	6,000	7,423
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/23	10,000	12,517
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	95	108
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/24	9,500	12,040
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/26	285	324

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/27	840	988
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/27	995	1,194
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/28	3,350	3,921
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/28	1,150	1,380
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	3,530	4,116
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	8,255	9,731
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	8,000	9,745
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.250%	12/1/29	1,185	1,416
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/30	2,720	3,162
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/31	3,910	4,532
2 California Department of Water Resources
Water System Revenue (Central Valley Project)
PUT	0.340%	12/1/17	15,000	14,999
California Economic Recovery GO	5.000%	7/1/18	29,770	34,257
California Economic Recovery GO	5.000%	7/1/19 (Prere.)	43,745	51,665
California Economic Recovery GO	5.000%	7/1/19 (ETM)	32,330	38,183
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	28,845	34,390
California Economic Recovery GO	5.250%	7/1/21	16,540	19,439
California Economic Recovery GO	5.000%	7/1/22	16,280	17,405
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/15	380	390
California Educational Facilities Authority
Revenue (College of Arts & Crafts)	6.875%	6/1/16	400	430
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/20	790	883
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/23	1,195	1,343
California Educational Facilities Authority
Revenue (College of Arts)	5.000%	6/1/24	380	426
California Educational Facilities Authority
Revenue (College of Arts)	5.250%	6/1/30	1,125	1,241
California Educational Facilities Authority
Revenue (Stanford University)	5.000%	3/15/26	10,000	12,792
California Educational Facilities Authority
Revenue (University of La Verne)	5.000%	6/1/29	3,705	3,734
California Educational Facilities Authority
Revenue (University of Southern California)	4.500%	10/1/33	6,115	6,587
3 California Educational Facilities Authority
Revenue (University of Southern California)
TOB VRDO	0.040%	12/1/14	614	614
3 California Educational Facilities Authority
Revenue (University of Southern California)
TOB VRDO	0.050%	12/5/14	1,215	1,215
California Educational Facilities Authority
Revenue (University of the Pacific)	5.000%	11/1/25	5,865	6,101
California GO	5.000%	3/1/15	1,000	1,013

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	3/1/15 (Prere.)	4,825	4,885
California GO	5.000%	4/1/15	15,400	15,657
California GO	4.750%	6/1/15 (Prere.)	3,000	3,070
California GO	5.000%	6/1/15 (Prere.)	10,005	10,251
California GO	5.000%	4/1/17	11,000	12,135
California GO	5.250%	2/1/18 (14)	8,000	9,118
California GO	6.000%	2/1/18 (2)	6,240	7,267
California GO	5.000%	3/1/18	1,850	2,100
California GO	5.500%	4/1/18	20,000	23,086
2 California GO	0.940%	5/1/18	9,230	9,376
California GO	5.000%	8/1/18	1,895	2,071
California GO	5.000%	10/1/18	14,095	16,272
California GO	5.000%	10/1/18	20,000	23,089
California GO	5.500%	4/1/19	11,245	13,348
California GO	5.000%	5/1/19	10,000	10,201
California GO	5.000%	8/1/19	30,000	30,954
California GO	5.000%	10/1/19	21,000	24,764
California GO	5.000%	10/1/19 (14)	14,800	15,958
California GO	5.000%	2/1/20	2,950	3,480
California GO	5.250%	2/1/20	7,500	8,941
California GO	5.000%	3/1/20	50,460	51,075
California GO	5.000%	8/1/20	14,890	16,199
California GO	5.000%	9/1/20	9,970	11,878
California GO	5.000%	10/1/20	5,555	6,626
California GO	5.000%	3/1/21	2,250	2,636
California GO	5.000%	4/1/21	2,240	2,680
California GO	5.500%	4/1/21	2,000	2,370
California GO	5.000%	9/1/21	13,700	16,503
California GO	5.000%	9/1/21	1,310	1,578
California GO	5.000%	10/1/21	2,575	3,106
California GO	5.000%	2/1/22	8,125	9,821
California GO	5.000%	4/1/22	4,550	5,510
California GO	5.000%	6/1/22	12,000	12,286
California GO	5.000%	9/1/22	12,710	15,451
California GO	5.250%	9/1/22	17,400	21,463
California GO	5.000%	10/1/22	15,000	18,248
California GO	5.000%	2/1/23	23,000	27,864
California GO	5.000%	2/1/23	9,610	11,412
California GO	5.000%	9/1/23	7,000	8,398
California GO	5.000%	9/1/23	12,120	13,088
California GO	5.000%	9/1/23	10,000	12,231
California GO	5.250%	9/1/23	2,455	2,971
California GO	5.000%	10/1/23	12,500	13,543
California GO	5.000%	10/1/23	12,450	15,248
California GO	5.000%	10/1/23	3,135	3,840
California GO	5.000%	12/1/23	7,500	8,363
California GO	5.000%	3/1/24	3,000	3,494
California GO	5.000%	8/1/24	10,100	10,921
California GO	5.000%	8/1/24 (4)	31,275	32,270
California GO	5.000%	9/1/24	10,000	12,039
California GO	5.000%	10/1/24	13,440	14,552
California GO	5.000%	10/1/24	11,420	12,889
California GO	5.000%	10/1/24	8,725	10,778
California GO	5.000%	11/1/24	5,000	5,920
California GO	5.000%	11/1/24	6,000	6,660
California GO	5.000%	12/1/24	2,000	2,225

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	12/1/24	15,500	18,863
California GO	5.000%	2/1/25	12,940	15,262
California GO	5.125%	3/1/25	2,100	2,370
California GO	5.000%	8/1/25	18,525	19,982
California GO	5.000%	9/1/25	1,500	1,712
California GO	5.000%	9/1/25	2,185	2,601
California GO	5.000%	10/1/25	13,865	16,503
California GO	5.000%	10/1/25	8,490	9,561
California GO	5.000%	11/1/25	1,500	1,769
California GO	5.000%	12/1/25	21,015	23,341
California GO	5.000%	3/1/26	5,000	5,280
California GO	5.000%	3/1/26	5,000	5,772
California GO	5.000%	4/1/26	27,480	30,919
California GO	5.000%	9/1/26	2,500	2,844
California GO	5.000%	11/1/26	7,500	8,797
California GO	5.000%	4/1/27	24,285	27,214
California GO	5.750%	4/1/27	31,455	37,447
California GO	4.500%	8/1/27	7,875	8,389
California GO	5.000%	9/1/27	5,500	6,229
California GO	5.000%	10/1/27	13,875	16,199
California GO	5.250%	10/1/27	5,000	5,978
California GO	5.750%	4/1/28	30,000	35,659
California GO	5.000%	9/1/28	17,500	19,696
California GO	5.250%	9/1/28	6,000	7,122
California GO	5.250%	2/1/29	2,790	3,295
California GO	5.000%	9/1/29	16,000	17,945
California GO	5.000%	9/1/29	6,000	6,939
California GO	5.000%	10/1/29	10,245	11,356
California GO	5.250%	3/1/30	20,000	23,207
California GO	5.000%	5/1/30	13,870	16,282
California GO	4.500%	8/1/30	3,100	3,298
California GO	5.000%	9/1/30	10,180	11,398
California GO	5.000%	9/1/30	10,000	11,498
California GO	5.250%	9/1/30	5,000	5,950
California GO	5.000%	10/1/30	5,800	6,847
California GO	5.000%	3/1/31	5,535	5,795
California GO	5.750%	4/1/31	37,030	43,603
California GO	5.000%	5/1/31	25,580	29,959
California GO	5.000%	10/1/31	5,500	6,477
California GO	5.000%	12/1/31	6,000	6,987
California GO	5.000%	2/1/32	2,540	2,922
California GO	5.000%	9/1/32	1,000	1,048
California GO	5.000%	10/1/32	31,000	36,393
California GO	6.000%	3/1/33	12,000	14,673
California GO	5.125%	4/1/33	6,550	7,276
California GO	6.500%	4/1/33	22,715	27,728
California GO	5.000%	9/1/33	4,830	5,565
California GO	5.000%	10/1/33	10,000	11,684
California GO	5.000%	10/1/34	10,000	11,638
California GO PUT	3.000%	12/1/19	34,000	36,486
2 California GO PUT	0.939%	12/1/29	1,000	1,015
California GO VRDO	0.020%	12/1/14 LOC	2,600	2,600
California GO VRDO	0.020%	12/1/14 LOC	16,000	16,000
California GO VRDO	0.020%	12/1/14 LOC	8,800	8,800
California GO VRDO	0.020%	12/1/14 LOC	8,900	8,900
California GO VRDO	0.030%	12/1/14 LOC	7,500	7,500

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO VRDO	0.040%	12/5/14 LOC	1,100	1,100
California GO VRDO	0.040%	12/5/14 LOC	7,000	7,000
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	5,700	6,640
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/26	2,000	2,314
California Health Facilities Financing Authority
Revenue (California-Nevada Methodist Homes)	5.000%	7/1/26	1,740	1,850
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	7/1/19	1,000	1,161
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/20	4,750	5,564
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.000%	3/1/21	3,810	4,507
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/22	8,000	9,552
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.500%	7/1/25	5,300	6,021
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	19,820	22,690
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	7,500	8,516
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/29	4,260	5,037
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West) VRDO	0.070%	12/5/14 LOC	14,000	14,000
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/16	2,000	2,090
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/17	4,585	4,790
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/19	1,000	1,171
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/20	2,100	2,497
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/21	2,000	2,395
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/34	1,500	1,551
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/22	3,500	3,955
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/23	1,370	1,538
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/24	2,910	3,221
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	2,890	3,128
2 California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)
PUT	1.840%	7/1/17	5,255	5,334
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.250%	11/1/29	5,000	6,047
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.000%	11/1/31	2,000	2,182
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	4.000%	6/1/16	735	773

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/19	300	345
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/21	450	523
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/22	875	1,020
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/23	760	871
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/25	310	348
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/26	805	898
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/19	800	936
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	4.000%	11/15/20	750	843
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/21	1,400	1,671
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/23	1,500	1,767
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/24	1,700	1,985
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/25	2,250	2,599
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/32	12,500	14,136
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	3,500	3,929
3 California Health Facilities Financing Authority
Revenue (Kaiser Foundation Hospitals)
TOB VRDO	0.040%	12/5/14 LOC	6,900	6,900
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	4.000%	8/15/19	500	566
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/21	800	965
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/22	500	604
3 California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford) TOB VRDO	0.050%	12/5/14	1,665	1,665
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/18	1,320	1,522
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/19	1,500	1,694
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/19	1,000	1,176
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/20	1,800	2,046
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/21	1,020	1,160
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/21	1,000	1,202

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	4.000%	10/1/22	2,250	2,521
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/22	2,400	2,851
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/24	5,000	5,844
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	5,000	5,797
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	3,030	3,655
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.250%	10/1/18 (Prere.)	4,000	4,826
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/23	1,500	1,819
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/24	1,525	1,864
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/25	2,610	3,151
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/26	2,700	3,233
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/28	1,840	2,169
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/30	4,000	4,692
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/31	5,000	5,842
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/32	5,000	5,814
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/33	5,000	5,782
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/34	5,650	6,513
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/20	500	583
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/26	6,000	7,343
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.000%	8/15/31	2,520	2,932
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/17	2,515	2,826
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	10/1/18	3,000	3,457
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/25	750	861
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/27	850	966
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/28	1,175	1,330
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/32	1,000	1,120
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/29	4,970	5,791
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.500%	7/1/29	10,000	11,557
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.000%	7/1/33	6,250	7,155

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/15/20	12,500	14,822
California Health Facilities Financing Authority
Revenue (St. Joseph Health System) PUT	5.000%	10/18/22	6,000	7,214
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/19	2,000	2,360
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	4.000%	8/15/21	2,250	2,575
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/23	1,830	2,187
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.250%	11/15/31	2,000	2,308
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/20	2,200	2,629
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/21	1,275	1,538
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.000%	8/15/22	1,090	1,290
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.500%	8/15/26	4,750	5,635
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/31	4,500	5,138
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	5,000	5,996
California Housing Finance Agency Multifamily
Housing Revenue	0.850%	8/1/16	750	750
3 California Infrastructure & Economic
Development Bank Revenue (Bay Area Toll
Bridges Seismic Retrofit) TOB VRDO	0.040%	12/1/14 (ETM)	54,975	54,975
California Infrastructure & Economic
Development Bank Revenue (Independent
System Operator Corp. Project)	5.000%	2/1/34	10,000	11,103
2 California Infrastructure & Economic
Development Bank Revenue (Index-Museum
Art Project) PUT	1.859%	12/1/37	6,000	6,183
California Infrastructure & Economic
Development Bank Revenue (J. Paul Getty Trust)	4.000%	10/1/15	1,400	1,445
2 California Infrastructure & Economic
Development Bank Revenue (J. Paul Getty Trust)
PUT	0.340%	4/1/15	10,050	10,051
2 California Infrastructure & Economic
Development Bank Revenue (J. Paul Getty Trust)
PUT	0.320%	4/1/16	3,190	3,190
2 California Infrastructure & Economic
Development Bank Revenue (J. Paul Getty Trust)
PUT	0.320%	4/3/17	6,100	6,100
California Infrastructure & Economic
Development Bank Revenue (Los Angeles
County Museum of Natural History Foundation)
VRDO	0.020%	12/1/14 LOC	12,645	12,645
California Infrastructure & Economic
Development Bank Revenue (Pacific Gas
& Electric Co.) VRDO	0.040%	12/1/14 LOC	23,800	23,800
California Infrastructure & Economic
Development Bank Revenue (Pacific Gas
& Electric Co.) VRDO	0.040%	12/1/14 LOC	17,500	17,500

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/18 (14)	1,785	1,895
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/19 (14)	1,040	1,103
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/21 (14)	1,145	1,212
California Infrastructure & Economic Development
Bank Revenue (SRI International) VRDO	0.050%	12/5/14 LOC	4,300	4,300
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.000%	2/1/16	1,000	1,049
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.375%	2/1/29	16,610	18,263
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/21	565	652
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/23	400	465
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.000%	8/15/30	1,000	1,118
California Municipal Finance Authority Pollution
Control Revenue (Chevron USA Inc. Project)
VRDO	0.030%	12/1/14	2,500	2,500
California Municipal Finance Authority Recovery
Zone Revenue (Chevron USA Inc. Project) VRDO	0.030%	12/1/14	2,140	2,140
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/24	1,500	1,879
2 California Municipal Finance Authority Revenue
(NorthBay Healthcare Group) PUT	2.140%	11/1/16	5,000	5,012
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/16	1,000	1,056
California Municipal Finance Authority Revenue
(University of La Verne)	4.750%	6/1/18	2,325	2,546
California Municipal Finance Authority Revenue
(University of La Verne)	5.000%	6/1/19	2,375	2,663
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.020%	12/1/14 LOC	27,700	27,700
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.030%	12/1/14 LOC	30,600	30,600
California Public Works Board Lease Revenue
(Butterfield State Office Complex)	5.000%	6/1/20	3,895	3,988
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/15	1,250	1,281
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	3,975	4,179
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	1/1/16 (Prere.)	27,790	29,216
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/16	7,160	7,659
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/16	3,785	4,101
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/21	5,000	5,939

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/21	1,375	1,639
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	6/1/22	9,425	11,277
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/22	1,500	1,801
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/23	2,350	2,830
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/24	4,250	5,146
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	10/1/24	1,925	2,333
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/31	5,000	5,808
California Public Works Board Lease Revenue
(Department of Corrections)	5.750%	10/1/31	6,000	7,219
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/32	5,000	5,787
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/32	5,000	5,944
California Public Works Board Lease Revenue
(Department of Corrections)	5.000%	9/1/33	5,000	5,763
California Public Works Board Lease Revenue
(Department of Corrections)	5.250%	10/1/33	3,000	3,552
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/27	5,000	5,972
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/27	5,000	5,814
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/28	5,825	6,722
California Public Works Board Lease Revenue
(Department of State Hospitals)	5.000%	6/1/29	5,000	5,750
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/25	1,500	1,762
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/26	1,500	1,750
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/27	7,000	8,164
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/28	2,860	3,289
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/28	4,980	5,786
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,865
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	12/1/29	5,000	5,785
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/33	1,650	1,868
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	4/1/15 (Prere.)	5,765	5,860
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,010	9,431
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	6/1/20 (ETM)	7,670	9,188
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/20 (ETM)	2,015	2,429

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	10/1/21 (ETM)	1,650	2,016
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.300%	10/1/15 (2)	6,655	6,683
California Public Works Board Lease Revenue
(Trustees of The California State University)	5.375%	10/1/16 (14)	4,750	4,770
California Public Works Board Lease Revenue
(Various Capital Projects)	4.000%	11/1/15	1,500	1,553
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/16	6,395	6,951
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/18	4,000	4,610
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/18	1,080	1,247
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	1/1/20	10,000	11,688
California Public Works Board Lease Revenue
(Various Capital Projects)	5.250%	11/1/20	5,000	5,973
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/20	1,600	1,898
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	5,000	6,100
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (ETM)	5,400	6,612
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21 (Prere.)	2,645	3,227
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	2,965	3,539
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/21	1,110	1,325
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/22	1,500	1,802
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	12/1/22	1,195	1,437
California Public Works Board Lease Revenue
(Various Capital Projects)	5.375%	3/1/23	9,065	10,607
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,916
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	1,000	1,185
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/24	2,000	2,389
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/25	3,560	4,210
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/30	3,000	3,464
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/30	4,695	5,453
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/30	5,545	6,730
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/31	3,000	3,455
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/31	1,650	1,910
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/31	7,000	8,453

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/32	11,465	13,237
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	4,670	5,623
California State University Revenue Systemwide	5.000%	5/1/15 (Prere.)	11,955	12,199
California State University Revenue Systemwide	5.000%	11/1/15	1,040	1,087
California State University Revenue Systemwide	5.250%	11/1/20	3,515	4,084
California State University Revenue Systemwide	5.000%	11/1/22 (2)	6,485	6,615
California State University Revenue Systemwide	5.000%	11/1/23	5,605	6,939
California State University Revenue Systemwide	5.000%	11/1/23	3,705	4,586
California State University Revenue Systemwide	5.000%	11/1/23	3,960	4,740
California State University Revenue Systemwide	5.000%	11/1/24	2,915	3,460
California State University Revenue Systemwide	5.000%	11/1/24	4,505	5,619
California State University Revenue Systemwide	5.000%	11/1/24	8,690	9,782
California State University Revenue Systemwide	5.000%	11/1/25	11,820	13,259
California State University Revenue Systemwide	5.000%	11/1/26	12,530	14,055
California State University Revenue Systemwide	5.000%	11/1/27	5,740	6,741
California State University Revenue Systemwide	5.000%	11/1/27	5,000	6,071
California State University Revenue Systemwide	5.000%	11/1/27	5,000	5,598
California State University Revenue Systemwide	5.000%	11/1/28	5,000	6,036
California State University Revenue Systemwide	4.000%	11/1/29	3,900	4,205
California State University Revenue Systemwide	5.000%	11/1/29	5,000	5,990
California State University Revenue Systemwide	5.000%	11/1/30	5,000	5,947
California State University Revenue Systemwide	5.000%	11/1/30 (4)	7,660	8,537
California State University Revenue Systemwide	5.000%	11/1/31	5,000	5,909
California State University Revenue Systemwide	5.000%	11/1/32	5,000	5,895
California State University Revenue Systemwide	5.000%	11/1/33	5,000	5,876
California State University Revenue Systemwide	5.000%	11/1/34	5,000	5,843
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,705
California State University Revenue Systemwide	5.000%	11/1/35	4,300	5,001
3 California State University Revenue Systemwide
TOB VRDO	0.050%	12/5/14	5,615	5,615
3 California State University Revenue Systemwide
TOB VRDO	0.120%	12/5/14 (4)	5,000	5,000
California Statewide Communities Development
Authority Health Facility Revenue
(Adventist Health System/West)	5.000%	3/1/25	14,975	15,141
California Statewide Communities Development
Authority Pollution Control Revenue
(Chevron USA Inc. Project) VRDO	0.030%	12/1/14	4,200	4,200
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/19	875	958
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/24	1,000	1,069
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/29	1,650	1,698
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.000%	11/1/34	3,700	3,732
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.100%	10/1/19	5,455	5,457
California Statewide Communities Development
Authority Revenue (American Baptist Homes)	2.400%	10/1/20	1,450	1,450
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/18	275	314

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/19 (4)	250	291
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/20 (4)	210	247
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/21 (4)	200	237
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/22 (4)	200	238
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/23 (4)	400	478
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/24 (4)	500	599
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/27 (4)	855	985
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/28 (4)	900	1,031
California Statewide Communities Development
Authority Revenue (Buck Institute for
Age Research)	5.000%	11/15/34 (4)	2,500	2,815
California Statewide Communities Development
Authority Revenue (Community Hospital
of the Monterey Peninsula) VRDO	0.040%	12/5/14 LOC	6,000	6,000
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.250%	11/1/30	11,500	12,921
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System - St. Francis Medical Center)	5.000%	7/1/22	4,670	4,671
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System - St. Francis Medical Center)	5.250%	7/1/25	1,660	1,660
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/24	11,625	11,627
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/18	610	686
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/27	500	561
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/32	680	742
California Statewide Communities Development
Authority Revenue (Eskaton Properties Inc.
Obligated Group)	5.250%	11/15/34	4,350	4,696

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/18	6,190	6,361
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/18	500	569
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/19	500	579
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/20	325	381
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/21	275	323
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/22	250	295
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/23	650	768
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/24	750	893
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/25	800	938
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/26	1,000	1,159
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/27	2,000	2,299
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/28	3,000	3,432
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/29	3,000	3,422
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/30	4,565	5,186
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/31	4,000	4,527
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/32	3,790	4,273
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/33	2,500	2,803
1 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/34	2,000	2,237

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Institute for Defense
Analyses) VRDO	0.040%	12/5/14 (2)LOC	3,040	3,040
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	8/1/31	3,200	3,397
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) PUT	5.000%	5/1/17	6,000	6,653
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	27,000	27,000
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	11,400	11,400
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	13,900	13,900
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	7,800	7,800
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/22	8,000	8,868
California Statewide Communities Development
Authority Revenue (Lodi Memorial Hospital)	5.000%	12/1/27	8,975	9,926
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/20 (14)	2,440	2,611
California Statewide Communities Development
Authority Revenue (Rady Children’s Hospital -
San Diego)	5.000%	8/15/23 (14)	5,285	5,636
California Statewide Communities Development
Authority Revenue (Sherman Oaks Project)	5.500%	8/1/15 (2)	4,685	4,839
California Statewide Communities Development
Authority Revenue (St. Joseph Health System)	4.500%	7/1/18 (4)	7,490	7,968
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/19	530	626
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/20	500	600
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/22	1,050	1,269
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	7,500	8,470
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,820	13,480
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	2.500%	8/1/20	1,170	1,197
California Statewide Communities Development
Authority Senior Living Health Facility Revenue
(Los Angeles Jewish Home for the Aging)	3.000%	8/1/21	2,600	2,669
California Statewide Communities Development
Authority Senior Living Revenue
(Southern California Presbyterian Homes)	7.000%	11/15/29	2,000	2,400
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.000%	5/15/17	1,800	1,969
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.500%	5/15/26	5,000	5,453

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Student Housing Revenue (CHF-Irvine
LLC - UCI East Campus Apartments Phase II)	5.125%	5/15/31	7,000	7,822
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/22	1,130	1,345
Carson CA Redevelopment Agency Tax Allocation
Revenue (Carson Merged & Amended
Project Area)	5.000%	10/1/23	1,170	1,403
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/19 (4)	800	923
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/20 (4)	785	918
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/21 (4)	850	1,000
Carson CA Redevelopment Agency Tax Allocation
Revenue (Redevelopment Project Area No. 1)	5.000%	10/1/22 (4)	600	712
3 Central Basin Municipal Water District California
COP TOB VRDO	0.050%	12/5/14 (4)	7,500	7,500
Central CA Unified School District GO	5.500%	8/1/29 (12)	3,000	3,456
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson Ice-Gen
Project)	5.000%	7/1/17	1,000	1,109
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson Ice-Gen
Project)	5.000%	7/1/19	765	890
Central Valley CA Financing Authority
Cogeneration Project Revenue (Carson Ice-Gen
Project)	5.250%	7/1/20	1,025	1,224
Cerritos CA Community College District GO	0.000%	8/1/20	500	445
Cerritos CA Community College District GO	0.000%	8/1/22	500	408
Cerritos CA Community College District GO	0.000%	8/1/23	500	389
Cerritos CA Community College District GO	4.000%	8/1/30	3,480	3,710
Cerritos CA Community College District GO	4.000%	8/1/32	2,260	2,386
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/23	2,225	2,727
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	6,011
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/27	2,500	2,960
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	7,500	8,750
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/31	7,500	8,713
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/32	13,000	15,069
Chaffey CA Community College District GO	5.000%	6/1/31	3,300	3,887
Chaffey CA Community College District GO	5.000%	6/1/32	6,840	8,032
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/27 (15)	1,195	1,389
Chino CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	9/1/30 (15)	1,170	1,336
Chula Vista CA Industrial Development Revenue
(San Diego Gas & Electric Co.)	1.650%	7/1/18	6,185	6,222
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.000%	9/1/23	2,700	3,201

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.250%	9/1/24	3,330	3,962
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/25	3,605	4,319
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/26	3,800	4,512
Chula Vista CA Municipal Financing Authority
Special Tax Revenue	5.500%	9/1/27	1,000	1,183
Citrus CA Community College District GO	0.000%	8/1/33	1,000	728
Citrus CA Community College District GO	0.000%	8/1/35	3,150	2,254
Clovis CA Unified School District GO	0.000%	8/1/18 (14)	3,645	3,490
Coast CA Community College District GO	5.000%	8/1/26	5,255	6,340
Colton CA Joint Unified School District GO	4.000%	8/1/16 (4)	1,000	1,060
Colton CA Joint Unified School District GO	5.000%	8/1/23 (4)	765	927
Colton CA Joint Unified School District GO	5.000%	8/1/24 (4)	1,050	1,266
Colton CA Joint Unified School District GO	5.000%	8/1/25 (4)	1,000	1,192
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/23	2,065	2,451
Colton CA Public Financing Authority Electric
Revenue	5.000%	4/1/24	1,665	1,962
Contra Costa CA Community College District GO	5.000%	8/1/24	4,140	5,006
Contra Costa CA Community College District GO	5.000%	8/1/32	3,000	3,493
Contra Costa CA Community College District GO	5.000%	8/1/33	4,000	4,643
Contra Costa CA Transportation Authority
Sales Tax Revenue	5.000%	3/1/24	1,080	1,281
Contra Costa CA Transportation Authority
Sales Tax Revenue	5.000%	3/1/32	1,600	1,863
Contra Costa CA Transportation Authority
Sales Tax Revenue	5.000%	3/1/33	1,800	2,090
2 Contra Costa CA Transportation Authority
Sales Tax Revenue PUT	0.475%	3/1/34	12,000	12,019
Contra Costa County CA Public Financing
Authority Lease Revenue	5.000%	6/1/22 (14)	15,300	16,762
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/21	500	585
Corona-Norco CA School District Public Financing
Authority Special Tax Revenue	5.000%	9/1/23	500	594
Corona-Norco CA Unified School District GO	0.000%	8/1/20 (12)	1,825	1,631
Corona-Norco CA Unified School District GO	0.000%	8/1/21 (12)	2,010	1,715
Corona-Norco CA Unified School District GO	0.000%	8/1/22 (12)	1,700	1,401
Corona-Norco CA Unified School District GO	0.000%	8/1/23 (12)	1,000	789
Corona-Norco CA Unified School District GO	0.000%	8/1/25 (12)	1,325	958
Corona-Norco CA Unified School District GO	0.000%	8/1/26 (12)	1,530	1,060
Corona-Norco CA Unified School District GO	0.000%	8/1/27 (12)	1,500	974
Corona-Norco CA Unified School District GO	0.000%	8/1/28 (12)	1,290	797
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/23	1,145	1,358
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/24	1,325	1,551
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/25	2,525	2,926

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/27	1,000	1,144
Corona-Norco CA Unified School District Special
Tax Revenue (Community Facilities District
No. 98-1)	5.000%	9/1/28	1,590	1,804
Covina-Valley CA Unified School District GO	5.000%	8/1/28	2,000	2,343
Culver City CA Redevelopment Agency Tax
Allocation Revenue	5.375%	11/1/16 (4)	2,035	2,044
Cupertino CA Union School District GO	5.000%	8/1/25	3,235	3,950
Cupertino CA Union School District GO	5.000%	8/1/31	2,000	2,401
Cupertino CA Union School District GO	5.000%	8/1/32	2,000	2,395
2 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.240%	12/1/15	11,000	11,004
2 East Bay CA Municipal Utility District Waste
Water System Revenue PUT	0.240%	12/1/15	9,000	9,003
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/29	2,500	3,021
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	3,250	3,916
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	2,005	2,333
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	4,700	5,645
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/31	16,020	18,489
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32	4,825	5,772
East Bay CA Regional Park District Revenue	5.000%	9/1/28	4,415	5,085
East Side CA Union High School District
Santa Clara County GO	5.000%	8/1/29	6,000	6,960
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/26	5,245	5,909
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/27	6,220	7,007
Eastern California Municipal Water District Water
& Sewer COP	5.000%	7/1/28	1,000	1,124
Eastern California Municipal Water District Water
& Wastewater Revenue VRDO	0.030%	12/1/14	15,800	15,800
El Camino CA Community College District GO	0.000%	8/1/29	8,065	4,861
El Camino CA Community College District GO	0.000%	8/1/32	10,000	5,123
El Camino CA Community College District GO	0.000%	8/1/33	3,500	1,708
El Dorado CA Irrigation District Revenue	4.500%	3/1/19 (4)	2,000	2,267
El Dorado CA Irrigation District Revenue	4.750%	3/1/20 (4)	1,500	1,740
El Dorado CA Irrigation District Revenue	5.000%	3/1/21 (4)	2,280	2,702
El Dorado CA Irrigation District Revenue	5.000%	3/1/28 (4)	1,500	1,749
El Dorado CA Irrigation District Revenue	5.000%	3/1/29 (4)	2,000	2,325
El Dorado CA Irrigation District Revenue	5.000%	3/1/34 (4)	5,460	6,209
El Dorado County CA Community Facilities
District No. 92-1 Special Tax Revenue	5.000%	9/1/21	2,000	2,341
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/28	1,000	1,121
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/29	800	894
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/26	1,725	1,970

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/27	1,810	2,071
Fontana CA Community Facilities District No. 22
Special Tax Revenue (Sierra Hills South)	5.000%	9/1/28	1,900	2,164
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/21 (2)	3,335	3,457
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/23 (2)	2,875	2,980
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/24 (2)	3,575	3,706
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/26 (2)	4,480	4,644
Fontana CA Unified School District GO	5.250%	8/1/26 (4)	4,350	4,950
Foothill-De Anza CA Community College
District GO	5.000%	8/1/26	2,650	3,267
Foothill-De Anza CA Community College
District GO	5.000%	8/1/27	1,600	1,963
Foothill-De Anza CA Community College
District GO	5.000%	8/1/34	1,205	1,424
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/21 (4)	4,115	3,500
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/23 (4)	4,735	3,689
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/25	2,130	1,381
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/26	3,000	1,952
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/27	5,000	3,279
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/31 (4)	1,000	700
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.250%	1/15/33	5,000	5,895
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.000%	1/15/20	21,385	23,919
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue PUT	5.500%	1/15/23	23,250	26,844
1 Fremont CA Unified School District GO	4.000%	8/1/29	1,070	1,144
1 Fremont CA Unified School District GO	4.000%	8/1/30	1,415	1,504
1 Fremont CA Unified School District GO	4.000%	8/1/31	1,790	1,890
1 Fremont CA Unified School District GO	4.000%	8/1/32	2,195	2,306
1 Fremont CA Unified School District GO	4.000%	8/1/33	2,630	2,755
1 Fremont CA Unified School District GO	4.000%	8/1/34	3,105	3,231
Fresno CA Sewer Revenue	5.000%	9/1/24 (12)	830	944
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/26	1,000	1,133
Fullerton CA Community Facilities District No. 1
Special Tax Revenue (Amerige Heights)	5.000%	9/1/32	1,600	1,764
Gilroy CA School Facilities Finance Authority
Revenue	5.000%	8/1/33	2,400	2,702
Glendale CA Redevelopment Agency Successor
Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project)	2.000%	12/1/14 (4)	1,750	1,750
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/16	3,000	3,157

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Golden State Tobacco Securitization Corp.
California Revenue	4.550%	6/1/22 (4)	470	515
Golden State Tobacco Securitization Corp.
California Revenue	5.000%	6/1/33	2,185	1,800
Grossmont CA Union High School District GO	0.000%	8/1/28	3,210	1,942
Grossmont CA Union High School District GO	0.000%	8/1/29	6,965	3,963
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/25 (12)	14,010	10,127
Grossmont-Cuyamaca CA Community
College District GO	0.000%	8/1/28 (12)	21,875	13,813
Hemet CA Multifamily Housing Revenue
(Sunwest Retirement Village) VRDO	0.050%	12/5/14	800	800
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,000	1,172
Hollister CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,235	1,436
Imperial CA Irrigation District Electric Revenue	5.000%	11/1/26	1,500	1,729
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.040%	12/1/14 LOC	4,800	4,800
Irvine CA Ranch Water District Revenue VRDO	0.030%	12/1/14 LOC	7,150	7,150
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/18	1,350	1,485
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/19	2,000	2,225
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/20	2,425	2,717
Irvine CA Reassessment District No. 12-1
Improvement Revenue	4.000%	9/2/21	1,750	1,963
Irvine CA Reassessment District No. 12-1
Improvement Revenue	5.000%	9/2/23	400	470
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/20	350	402
Irvine CA Reassessment District No. 13-1
Improvement Revenue	5.000%	9/2/22	1,125	1,312
Irvine CA Reassessment District No. 85-7A
Improvement Revenue VRDO	0.040%	12/1/14 LOC	9,218	9,218
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.030%	12/1/14 LOC	28,875	28,875
Irvine CA Unified School District Community
Facilities District No. 09-A Special Tax Revenue
VRDO	0.030%	12/1/14 LOC	8,500	8,500
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/25 (2)	8,645	8,931
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/15	1,750	1,779
Kaweah CA Delta Health Care District Revenue	4.000%	6/1/16	2,500	2,619
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/17	1,110	1,208
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/18	3,255	3,608
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/19	3,415	3,839
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/20	1,585	1,800
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/21	3,755	4,282
Kaweah CA Delta Health Care District Revenue	5.000%	6/1/22	3,950	4,505
Kings River Conservation District California COP	5.000%	5/1/15 (ETM)	2,590	2,643
Kings River Conservation District California COP	5.000%	5/1/15	1,755	1,790
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	750	889

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,250	1,453
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,250	1,439
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,000	1,166
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/29	1,000	1,161
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/30	1,500	1,666
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	2,095	2,315
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/31	4,330	4,979
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/32	1,515	1,732
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/33	1,880	2,141
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,188
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/23	300	339
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/24	310	348
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/25	550	613
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/29	750	822
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/21	1,810	2,119
Lee Lake CA Public Financing Authority Revenue	5.000%	9/1/23	2,190	2,562
Loma Linda CA Hospital Revenue (Loma Linda
University)	5.000%	12/1/18	8,665	8,821
Long Beach CA Community College District GO	0.000%	6/1/29 (ETM)	960	639
Long Beach CA Community College District GO	0.000%	6/1/29 (4)	5,420	3,323
Long Beach CA Finance Authority Lease Revenue	6.000%	11/1/17 (2)	1,765	1,858
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/20	3,255	3,744
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.250%	11/15/22	260	302
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	5.000%	11/15/24	7,905	9,162
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.566%	11/15/25	16,845	15,957
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.586%	11/15/26	10,025	9,427
Long Beach CA Unified School District GO	5.000%	8/1/30	5,000	5,781
Los Angeles CA Community College District GO	5.000%	8/1/21 (4)	10,000	10,318
Los Angeles CA Community College District GO	5.000%	8/1/24	6,500	7,436
Los Angeles CA Community College District GO	5.000%	8/1/25	5,000	5,706
Los Angeles CA Community College District GO	5.500%	8/1/25	5,000	5,924
Los Angeles CA Community College District GO	5.000%	8/1/26	35	40
Los Angeles CA Community College District GO	5.000%	8/1/26	5	6
Los Angeles CA Community College District GO	5.000%	8/1/27	6,960	8,004
Los Angeles CA Community College District GO	5.000%	8/1/27	4,250	4,822
Los Angeles CA Community College District GO	5.000%	8/1/28	20	23
Los Angeles CA Community College District GO	4.000%	8/1/31	6,145	6,510
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,327
Los Angeles CA Community College District GO	5.000%	8/1/32 (4)	5,000	5,488
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	2,065	2,267
Los Angeles CA Community College District GO	5.000%	8/1/33	4,255	4,742

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Community College District GO	5.000%	8/1/33	45	50
3 Los Angeles CA Community College District GO
TOB VRDO	0.040%	12/5/14	2,800	2,800
Los Angeles CA Community Facilities
District No. 4 (Playa Vista - Phase 1)	5.000%	9/1/23	800	958
Los Angeles CA Community Facilities
District No. 4 (Playa Vista - Phase 1)	5.000%	9/1/24	1,000	1,201
Los Angeles CA Community Facilities
District No. 4 (Playa Vista - Phase 1)	5.000%	9/1/25	1,500	1,783
Los Angeles CA Community Facilities
District No. 4 (Playa Vista - Phase 1)	5.000%	9/1/26	1,200	1,412
Los Angeles CA Community Facilities
District No. 4 (Playa Vista - Phase 1)	5.000%	9/1/27	2,000	2,343
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	1,000	1,205
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/23	1,420	1,694
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	1,700	2,012
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/24	4,000	4,519
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/25	1,500	1,759
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/25	3,000	3,410
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/26	5,500	6,454
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/28	10,000	11,795
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	4,385	5,044
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	1,115	1,289
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/29	10,000	11,677
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,200	1,385
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	1,835	2,111
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/31	1,190	1,369
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/32	1,700	1,951
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/33	1,510	1,727
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/34	4,135	4,713
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/15 (Prere.)	20,605	21,193
Los Angeles CA Department of Water
& Power Revenue	4.000%	1/1/16	9,075	9,369
Los Angeles CA Department of Water
& Power Revenue	5.000%	1/1/16	8,300	8,638
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	1,000	1,230

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/22	10,000	12,012
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	1,335	1,545
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/23	5,605	6,802
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/24	2,770	3,165
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	10,000	11,938
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,350	2,670
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	2,000	2,267
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/26	1,500	1,777
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	5,000	5,644
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	1,655	1,902
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/28	2,000	2,273
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29	1,670	1,889
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29	1,500	1,772
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/30	2,000	2,364
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/30	10,000	11,737
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31 (4)	7,305	7,506
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31	15,000	17,479
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31	2,500	2,946
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31	4,690	5,518
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31	7,000	8,192
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/31 (2)	3,755	4,005
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	7,000	8,134
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	1,940	2,118
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	6,055	6,996
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	3,300	3,880
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	6,080	7,137
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32	6,730	7,846
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/33	5,000	5,793

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/33	4,500	5,266
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/34	2,275	2,648
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/34	5,305	6,174
Los Angeles CA Department of Water
& Power Revenue VRDO	0.020%	12/1/14	2,500	2,500
Los Angeles CA Department of Water
& Power Revenue VRDO	0.020%	12/1/14	10,800	10,800
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	11,000	11,000
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	12,900	12,900
Los Angeles CA Department of Water
& Power Revenue VRDO	0.040%	12/5/14	10,000	10,000
Los Angeles CA GO	5.000%	9/1/22	10,000	12,229
Los Angeles CA GO	5.000%	9/1/28	5,850	6,918
Los Angeles CA GO	5.000%	9/1/29	5,850	6,893
Los Angeles CA GO	5.000%	9/1/30	5,850	6,817
Los Angeles CA Harbor Department Revenue	5.000%	8/1/23	2,250	2,731
Los Angeles CA Harbor Department Revenue	5.000%	8/1/25	3,795	4,538
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Figueroa Plaza)	5.000%	8/1/28 (14)(3)	8,635	8,665
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/21 (14)	10,830	11,772
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/22 (14)	6,500	7,057
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	5.000%	1/1/23 (14)	14,700	15,949
Los Angeles CA Municipal Improvement Corp.
Lease Revenue (Police Headquarters Facility)	4.750%	1/1/31 (14)	10,000	10,584
Los Angeles CA Unified School District GO	5.000%	7/1/15	6,350	6,533
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,355	2,529
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	1,630	1,751
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	890	956
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,369
Los Angeles CA Unified School District GO	5.000%	7/1/16 (3)	2,000	2,148
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	5,000	5,369
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	4,000	4,295
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	14,135	15,177
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	15,940	17,115
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	16,760	17,996
Los Angeles CA Unified School District GO	5.000%	7/1/17 (4)	3,515	3,919
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	5,000	5,573
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	6,000	6,688
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	12,975	14,448
Los Angeles CA Unified School District GO	5.000%	7/1/17 (Prere.)	17,210	19,183
Los Angeles CA Unified School District GO	5.500%	7/1/17 (3)	2,800	3,158
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	9,000	9,643
Los Angeles CA Unified School District GO	4.500%	7/1/22 (4)	5,000	5,471
Los Angeles CA Unified School District GO	4.500%	7/1/23 (4)	30,825	33,702
Los Angeles CA Unified School District GO	5.000%	7/1/23	3,465	4,270
Los Angeles CA Unified School District GO	4.500%	7/1/24 (4)	6,600	7,214
Los Angeles CA Unified School District GO	5.000%	7/1/24	13,035	16,195
Los Angeles CA Unified School District GO	4.500%	7/1/25 (14)	2,600	2,823

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/25 (2)	7,880	8,411
Los Angeles CA Unified School District GO	5.250%	7/1/25	1,600	1,869
Los Angeles CA Unified School District GO	4.500%	7/1/26 (2)	10,005	10,833
Los Angeles CA Unified School District GO	5.000%	7/1/26	10,000	12,139
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,710	6,597
Los Angeles CA Unified School District GO	5.000%	7/1/27	8,375	9,903
Los Angeles CA Unified School District GO	5.000%	7/1/27	11,000	13,270
Los Angeles CA Unified School District GO	5.000%	7/1/27	1,595	1,841
Los Angeles CA Unified School District GO	4.500%	1/1/28 (14)	26,250	28,293
Los Angeles CA Unified School District GO	5.000%	1/1/28	8,395	9,895
Los Angeles CA Unified School District GO	5.000%	7/1/28 (2)	6,215	6,623
Los Angeles CA Unified School District GO	5.000%	7/1/28	12,000	14,419
Los Angeles CA Unified School District GO	5.000%	7/1/28 (4)	5,365	5,911
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,000	5,930
Los Angeles CA Unified School District GO	5.000%	7/1/29	15,885	18,984
Los Angeles CA Unified School District GO	5.000%	7/1/30 (2)	5,595	5,936
Los Angeles CA Unified School District GO	5.000%	7/1/30	7,140	8,460
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	7,015	7,497
Los Angeles CA Unified School District GO	4.750%	7/1/32 (4)	8,000	8,623
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	3,515	3,830
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,385	1,563
Los Angeles CA Unified School District GO	5.000%	1/1/34	1,580	1,783
Los Angeles CA Wastewater System Revenue	5.000%	6/1/15	2,650	2,716
Los Angeles CA Wastewater System Revenue	5.000%	6/1/16	2,500	2,676
Los Angeles CA Wastewater System Revenue	5.000%	6/1/26	13,045	15,466
Los Angeles CA Wastewater System Revenue	5.000%	6/1/29	10,000	11,642
Los Angeles CA Wastewater System Revenue	5.000%	6/1/30 (14)	1,305	1,334
Los Angeles CA Wastewater System Revenue	5.000%	6/1/32	10,880	12,717
Los Angeles CA Wastewater System Revenue	5.000%	6/1/33	16,925	19,671
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/16	3,250	3,497
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/20	4,000	4,687
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	3,000	3,660
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	10,000	12,119
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/22	5,075	6,225
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	10,000	11,998
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/14 (14)	24,180	24,190
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/15 (14)	8,940	9,353
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/19 (14)	4,860	5,087
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/20 (14)	5,000	5,232
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/21	1,000	1,194
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/21 (14)	6,460	6,760
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/22	1,000	1,204

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/22 (14)	1,940	2,095
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/22 (14)	6,790	7,104
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/23	1,500	1,789
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	2,175	2,276
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/24	1,515	1,793
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	3,095	3,236
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/25	1,325	1,552
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	9/1/31 (14)	17,000	17,984
Los Angeles County CA Public Works Financing
Authority Revenue (Regional Park & Open
Space District)	5.250%	10/1/17 (4)	1,000	1,129
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/21	1,670	1,989
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/22	4,555	5,471
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/23	2,105	2,544
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Hollywood/North
Hollywood Redevelopment Project)	5.000%	7/1/24	2,215	2,628
Los Angeles County CA Redevelopment Authority
Tax Allocation Revenue (Various Project Areas)	4.000%	9/1/15	1,000	1,027
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	2.500%	11/15/20	1,670	1,696
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	3.000%	11/15/20	925	944
Los Angeles County CA Regional Financing
Authority Revenue (Montecedro Inc. Project)	3.000%	11/15/21	2,125	2,163
Los Angeles County CA Unified School District GO	5.000%	7/1/21	12,500	15,114
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,793
Marina Coast Water District California Enterprise
Revenue COP	5.000%	6/1/31 (14)	3,005	3,176
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/23	1,035	1,158
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/25	2,630	2,909
Marysville CA Revenue (Fremont-Rideout
Health Group)	5.250%	1/1/28	1,500	1,638
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/17	15,000	16,752
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/18	20,000	23,014
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,700	3,286

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30 (4)	6,825	7,003
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/30	2,120	2,481
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/30	3,585	4,177
Metropolitan Water District of Southern
California Revenue	5.000%	1/1/31	1,150	1,300
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,250	2,625
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	2,930	3,350
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/31	11,065	12,853
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/32	9,965	11,539
2 Metropolitan Water District of Southern
California Revenue PUT	0.190%	5/1/15	7,350	7,349
2 Metropolitan Water District of Southern
California Revenue PUT	0.190%	5/1/15	5,000	4,999
2 Metropolitan Water District of Southern
California Revenue PUT	0.390%	5/1/15	10,000	10,004
Metropolitan Water District of Southern
California Revenue VRDO	0.030%	12/5/14	2,300	2,300
Modesto CA Community Facilities
District No. 2004-1 Special Tax Revenue
(Village One No. 2)	5.000%	9/1/29	1,625	1,802
Modesto CA Community Facilities
District No. 2004-1 Special Tax Revenue
(Village One No. 2)	5.000%	9/1/30	1,760	1,938
Modesto CA Irrigation District COP	5.000%	10/1/21 (2)	2,030	2,177
Modesto CA Irrigation District COP	5.000%	10/1/22 (2)	2,515	2,697
Modesto CA Irrigation District COP	5.000%	10/1/23 (2)	2,645	2,837
Modesto CA Irrigation District COP	5.000%	7/1/27	3,855	4,261
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/21	1,000	1,205
Modesto CA Irrigation District Electric Revenue	5.000%	7/1/22	1,000	1,213
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	3/1/23	1,330	1,589
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/23	2,550	3,063
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/28	5,075	5,885
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/29	5,430	6,261
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/30	5,705	6,531
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/31	2,990	3,405
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/32	4,315	4,907
Morgan Hill CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	9/1/33	2,000	2,268
Mount San Antonio CA Community College
District GO	0.000%	8/1/25	2,000	1,429
Mount San Antonio CA Community College
District GO	0.000%	8/1/28	3,000	2,381

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
New Haven CA Unified School District GO	12.000%	8/1/15 (4)	2,905	3,132
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	5.875%	12/1/21 (Prere.)	5,150	6,541
Newport Mesa CA Unified School District GO	0.000%	8/1/29	4,000	2,411
Newport Mesa CA Unified School District GO	0.000%	8/1/30	3,000	1,710
Newport Mesa CA Unified School District GO	0.000%	8/1/31	1,500	806
Newport Mesa CA Unified School District GO	0.000%	8/1/32	14,000	7,061
Northern California Gas Authority No. 1 Revenue	0.757%	7/1/17	18,170	18,070
Northern California Power Agency Capital
Facilities Revenue	5.000%	8/1/20	1,000	1,156
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/16	1,745	1,877
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/17	3,290	3,668
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/20	3,500	4,051
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/21	2,500	2,858
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/22	3,395	3,848
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/28	5,000	5,733
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/29	3,000	3,431
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/30	1,605	1,828
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/31	1,600	1,816
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/15	375	381
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/16	1,450	1,499
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/17	1,650	1,722
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	4.000%	9/1/18	1,860	1,946
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/19	2,085	2,260
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/20	2,340	2,538
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/21	1,220	1,322
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/22	1,360	1,465
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/23	1,500	1,614

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/24	1,660	1,779
Oakland CA GO	5.000%	1/15/31	3,000	3,351
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/23 (12)	5,000	5,625
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/24 (12)	3,810	4,271
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/25 (12)	5,405	6,034
Oakland CA Joint Powers Financing Authority
Lease Revenue (Administration Buildings)	5.000%	8/1/26 (12)	4,190	4,658
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/15 (Prere.)	12,870	13,336
Oakland CA Redevelopment Agency Tax
Allocation Revenue (Central District Project)	5.000%	9/1/21	3,000	3,545
Oakland CA Unified School District GO	5.000%	8/1/19 (4)	13,425	14,778
Oakland CA Unified School District GO	5.500%	8/1/23	1,000	1,164
Oakland CA Unified School District GO	6.250%	8/1/28	2,000	2,432
Oceanside CA Unified School District GO	5.000%	8/1/29	1,090	1,298
Ohlone CA Community College District GO	5.000%	8/1/22	750	917
Ohlone CA Community College District GO	5.000%	8/1/23	1,500	1,821
Ohlone CA Community College District GO	5.000%	8/1/31	1,770	2,021
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/27	1,285	1,543
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/28	1,765	2,110
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/29	2,280	2,712
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/30	1,400	1,660
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/31	2,525	2,982
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/32	2,660	3,132
Ontario CA Public Financing Authority
Water Revenue	5.250%	7/1/33	2,165	2,544
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/21	1,200	1,411
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/22	1,230	1,451
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/22	1,260	1,494
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	3/1/23	1,290	1,523
Orange County CA Development Agency Tax
Allocation Revenue (Santa Ana Heights Project)	5.000%	9/1/23	1,320	1,565
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/22	1,000	1,202
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/27	2,500	2,899
Orange County CA Transportation Authority
Toll Road Revenue	5.000%	8/15/28	2,545	2,924
Orange County CA Water District COP	5.000%	8/15/29	6,925	7,964
Orange County CA Water District Revenue	5.000%	8/15/33	8,000	9,393
Palm Springs CA Unified School District GO	5.000%	8/1/28	1,000	1,153

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Palm Springs CA Unified School District GO	5.000%	8/1/29	1,500	1,721
Palm Springs CA Unified School District GO	5.000%	8/1/30	1,500	1,710
Palm Springs CA Unified School District GO	5.000%	8/1/31	1,500	1,704
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/19	1,000	1,095
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/20	250	275
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.000%	9/2/21	400	439
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/27	1,000	1,107
Palo Alto CA Unified School District GO	0.000%	8/1/24	15,890	12,224
Palomar Pomerado Health California COP	6.625%	11/1/29	5,000	5,474
Palomar Pomerado Health California GO	5.000%	8/1/20 (2)	710	732
Palomar Pomerado Health California GO	0.000%	8/1/22 (14)	7,055	5,658
Palomar Pomerado Health California GO	0.000%	8/1/24 (12)	5,130	3,723
Palomar Pomerado Health California GO	0.000%	8/1/27 (12)	3,095	1,925
Palomar Pomerado Health California GO	0.000%	8/1/27 (14)	1,585	986
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	6,050	3,793
Pasadena CA Unified School District GO	5.000%	5/1/30	3,695	4,266
Pasadena CA Unified School District GO	5.000%	5/1/31	1,500	1,725
Pasadena CA Unified School District GO	5.000%	5/1/32	2,000	2,296
Peralta CA Community College District Revenue	5.000%	8/1/29	3,100	3,677
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	4.000%	8/1/15 (4)	700	717
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	4.000%	8/1/16	1,330	1,406
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/20 (2)	2,460	2,053
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/25 (2)	2,930	1,870
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/25 (4)	855	1,007
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/26 (4)	900	1,048
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/27 (4)	1,220	1,406
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/28 (4)	1,285	1,468
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/29 (2)	355	180
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	5.000%	8/1/29 (4)	1,350	1,536
Pomona CA Single Family Mortgage Revenue	7.600%	5/1/23 (ETM)	8,370	10,641

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Port of Oakland CA Revenue	5.000%	11/1/20 (14)	4,825	5,390
Port of Oakland CA Revenue	5.000%	11/1/26 (14)	9,800	10,816
Poway CA Unified School District GO	4.000%	9/1/16	250	264
Poway CA Unified School District GO	0.000%	8/1/17	2,000	1,944
Poway CA Unified School District GO	4.000%	9/1/17	250	269
Poway CA Unified School District GO	0.000%	8/1/18	4,565	4,326
Poway CA Unified School District GO	4.000%	9/1/18	450	491
Poway CA Unified School District GO	0.000%	8/1/19	5,425	4,998
Poway CA Unified School District GO	5.000%	9/1/19	985	1,131
Poway CA Unified School District GO	0.000%	8/1/20	3,280	2,931
Poway CA Unified School District GO	5.000%	9/1/20	610	709
Poway CA Unified School District GO	5.000%	9/1/21	325	380
Poway CA Unified School District GO	5.000%	9/1/22	460	543
Poway CA Unified School District GO	5.000%	9/1/23	1,575	1,842
Poway CA Unified School District GO	5.000%	8/1/25	1,800	2,222
Poway CA Unified School District GO	5.000%	8/1/26	1,300	1,587
Poway CA Unified School District GO	5.000%	8/1/26	5,125	5,927
Poway CA Unified School District GO	5.000%	9/1/26	1,000	1,133
Poway CA Unified School District GO	5.000%	8/1/27	1,625	1,972
Poway CA Unified School District GO	0.000%	8/1/28	9,070	5,428
Poway CA Unified School District GO	5.000%	9/1/29	1,210	1,352
Poway CA Unified School District GO	5.000%	9/1/30	2,570	2,859
Poway CA Unified School District GO	0.000%	8/1/31	1,095	562
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	4.000%	9/15/22	435	483
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/26	935	1,060
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/27	1,010	1,147
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/29	1,020	1,148
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/30	1,270	1,425
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/30	1,000	1,119
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/31	1,330	1,486
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/32	1,450	1,601
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/32	1,000	1,108
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/33	1,560	1,719
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/34	1,660	1,827
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/35	1,760	1,928
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/27 (12)	1,700	1,996
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/28 (12)	2,700	3,141
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/30 (12)	1,500	1,727

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/31 (12)	1,400	1,603
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/32 (12)	1,710	1,952
Rancho Mirage CA Joint Powers Financing
Authority Revenue (Eisenhower Medical Center)	5.000%	7/1/27	12,000	12,469
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax Allocation
Revenue	0.000%	7/15/25 (2)	3,350	2,155
Rio Hondo CA Community College District GO	0.000%	8/1/31	2,000	1,035
Riverside CA Electric Revenue	5.000%	10/1/24 (4)	1,000	1,134
Riverside CA Electric Revenue	5.000%	10/1/25 (4)	2,000	2,267
Riverside CA Electric Revenue	5.000%	10/1/26 (4)	2,500	2,828
Riverside CA Electric Revenue	5.000%	10/1/27 (4)	3,570	4,038
Riverside CA Electric Revenue VRDO	0.040%	12/5/14 LOC	6,700	6,700
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/29	1,265	1,471
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/30 (4)	2,500	2,889
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/31	1,045	1,201
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/31 (4)	2,930	3,367
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/32 (4)	3,075	3,522
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	9/1/33	1,055	1,205
Riverside CA Redevelopment Successor Agency
Tax Allocation Revenue	5.000%	10/1/33 (4)	1,230	1,406
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/19	1,220	1,401
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/20	1,280	1,489
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/23	1,410	1,645
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/25	1,555	1,777
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/26	1,615	1,830
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/27	1,710	1,931
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/15	3,000	3,072
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	5.000%	6/1/19	3,660	4,225
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/30	3,000	3,583
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/31	4,000	4,761
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/32	3,000	3,563

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Sales Tax Revenue	5.250%	6/1/33	2,000	2,367
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.030%	12/5/14	6,000	6,000
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/22	2,500	1,872
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/23	3,630	2,579
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/24	6,985	4,698
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/31	5,000	2,231
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/32	4,000	1,693
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/33	5,500	2,151
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/34	3,500	1,297
Rocklin CA Unified School District GO	0.000%	8/1/23 (14)	7,030	5,573
Rocklin CA Unified School District GO	0.000%	8/1/24 (14)	2,965	2,251
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/30	6,120	6,669
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/30	750	872
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/31	515	595
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/32	1,290	1,488
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/33	1,000	1,150
Roseville CA Financing Authority Electric
System Revenue	5.000%	2/1/34	2,000	2,285
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	4,205	4,604
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/19	10,000	11,112
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/20	2,000	2,241
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/27	200	231
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/22 (15)	445	532
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/24 (15)	300	364
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/26 (15)	280	331
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/27 (15)	425	499
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/28 (15)	250	291

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/29 (15)	500	581
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/31 (15)	1,160	1,332
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/33 (15)	1,280	1,462
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/34 (15)	1,340	1,523
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/17	1,250	1,387
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/18	725	827
Sacramento CA Cogeneration Authority Revenue	5.000%	7/1/19	1,155	1,344
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/20	1,250	1,493
Sacramento CA Cogeneration Authority Revenue	5.250%	7/1/21	1,000	1,204
Sacramento CA Financing Authority Lease
Revenue	5.375%	12/1/14 (4)	1,630	1,631
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/19 (14)	12,860	13,458
Sacramento CA Financing Authority Lease
Revenue	5.000%	12/1/20 (14)	13,670	14,303
Sacramento CA Municipal Utility District
Financing Authority Revenue	5.000%	7/1/21 (14)	7,710	8,213
Sacramento CA Municipal Utility District
Financing Authority Revenue (Cosumnes Project)	4.750%	7/1/23 (14)	1,500	1,587
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/15	2,640	2,732
Sacramento CA Municipal Utility District Revenue	5.000%	7/1/17 (14)	4,000	4,280
Sacramento CA Municipal Utility District Revenue	5.250%	7/1/24 (2)	10,085	12,026
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24	2,660	3,218
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/24 (4)	7,550	8,576
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25	5,455	6,531
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/25 (4)	15,275	17,326
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/26 (4)	5,000	5,662
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/27	4,905	5,863
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,375
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/30	6,435	7,464
Sacramento CA Municipal Utility District Revenue
VRDO	0.030%	12/5/14 LOC	19,500	19,500
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/22	1,000	1,146
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/28	2,500	2,835
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/29	2,635	2,928
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/30	2,975	3,280
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/31	3,125	3,452
Sacramento CA Transportation Authority Sales
Tax Revenue	5.000%	10/1/21	2,300	2,781
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	12/5/14	47,200	47,200
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	12/5/14	20,600	20,600

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sacramento CA Water Revenue	5.000%	9/1/27	3,210	3,816
Sacramento County CA Airport Revenue	5.000%	7/1/23 (4)	2,000	2,258
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	2,500	2,811
Sacramento County CA Airport Revenue	5.000%	7/1/24 (4)	1,785	2,011
Sacramento County CA Airport Revenue	5.000%	7/1/28	1,250	1,434
Sacramento County CA Airport Revenue	5.000%	7/1/30	5,240	5,968
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	1,850	1,979
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,495	5,878
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	7,030	7,520
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/32	4,640	5,457
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/34	6,500	7,592
San Bernardino CA City Unified School
District GO	5.000%	8/1/20 (4)	765	904
San Bernardino CA City Unified School
District GO	5.000%	8/1/21 (4)	1,230	1,456
San Bernardino CA City Unified School
District GO	5.000%	8/1/22 (4)	1,500	1,791
San Bernardino CA City Unified School
District GO	5.000%	8/1/23 (4)	1,100	1,325
San Bernardino CA City Unified School
District GO	5.000%	8/1/24 (4)	1,400	1,663
San Bernardino CA Community College
District GO	5.000%	8/1/24	4,375	5,306
San Bernardino CA Community College
District GO	5.000%	8/1/25	4,550	5,455
San Bernardino CA Community College
District GO	5.000%	8/1/26	4,150	4,921
San Bernardino CA Community College
District GO	5.000%	8/1/31 (4)	2,000	2,131
San Bernardino County CA Medical Center COP	5.500%	8/1/17 (14)	2,235	2,376
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	2,430	2,625
San Bernardino County CA Medical Center COP	5.500%	8/1/22 (14)	8,940	10,242
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/31	3,355	3,853
San Diego CA Community College District GO	5.000%	8/1/28	4,000	4,787
San Diego CA Community College District GO	5.000%	8/1/29	5,000	5,918
San Diego CA Community College District GO	5.000%	8/1/30	8,670	10,194
San Diego CA Community College District GO	5.000%	8/1/30	9,830	11,558
San Diego CA Community College District GO	5.000%	8/1/30	1,250	1,477
San Diego CA Community College District GO	5.000%	8/1/31	3,380	3,937
San Diego CA Community College District GO	5.000%	8/1/31	1,000	1,177
San Diego CA Community College District GO	5.000%	8/1/32	2,000	2,315
San Diego CA Community College District GO	5.000%	8/1/32	2,150	2,525
3 San Diego CA Community College District GO
TOB VRDO	0.060%	12/5/14	3,290	3,290
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/17	500	540
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	4.000%	9/1/18	3,260	3,569
San Diego CA Community Facilities District No. 1
(Miramar Ranch North) Special Tax Revenue	5.000%	9/1/20	3,470	4,035

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/24	3,000	3,492
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/25	2,000	2,345
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/27	6,000	6,913
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/27	5,000	5,834
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.000%	5/15/28	1,825	2,081
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/27	4,215	4,858
San Diego CA Public Facilities Financing Authority
Water Revenue	5.125%	8/1/28	5,000	5,759
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/28	5,355	6,309
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/30	2,000	2,318
San Diego CA Public Facilities Financing Authority
Water Revenue	5.000%	8/1/32	4,190	4,829
San Diego CA Unified School District GO	0.500%	7/1/15	3,500	3,506
San Diego CA Unified School District GO	0.000%	7/1/18 (14)	9,500	9,084
San Diego CA Unified School District GO	5.500%	7/1/20 (4)	9,490	11,596
San Diego CA Unified School District GO	5.000%	7/1/21	15,000	18,168
San Diego CA Unified School District GO	5.500%	7/1/22 (4)	12,790	16,129
San Diego CA Unified School District GO	5.500%	7/1/25 (14)	1,000	1,285
San Diego CA Unified School District GO	0.000%	7/1/26	8,425	5,815
San Diego CA Unified School District GO	5.500%	7/1/26 (4)	7,490	9,608
San Diego CA Unified School District GO	0.000%	7/1/27	8,500	5,539
San Diego CA Unified School District GO	0.000%	7/1/28	8,000	4,959
San Diego CA Unified School District GO	0.000%	7/1/29	3,250	1,925
San Diego CA Unified School District GO	0.000%	7/1/30	9,985	5,501
San Diego CA Unified School District GO	0.000%	7/1/30	2,500	1,377
San Diego County CA COP	5.000%	2/1/15 (Prere.)	2,000	2,017
San Diego County CA COP	5.000%	10/15/24	2,115	2,621
San Diego County CA COP	5.000%	10/15/25	5,225	6,392
San Diego County CA COP	5.000%	10/15/26	2,590	3,132
San Diego County CA COP	5.000%	10/15/27	2,000	2,405
San Diego County CA COP	5.000%	10/15/28	1,400	1,675
San Diego County CA COP	5.000%	10/15/29	2,000	2,379
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/23	3,900	4,518
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/25	9,000	10,365
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	6,000	6,910
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,000	3,444
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/23	4,285	4,868
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/25	4,820	5,464

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.250%	2/1/26	1,140	1,301
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.000%	2/1/27	2,420	2,770
San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project)	5.500%	2/1/28	5,780	6,704
3 San Diego County CA Regional Building Authority
Lease Revenue (County Operations Center
& Annex Redevelopment Project) TOB VRDO	0.050%	12/5/14	7,495	7,495
San Diego County CA Regional Transportation
Authority Sales Tax Revenue VRDO	0.030%	12/5/14	2,040	2,040
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.030%	12/5/14	4,000	4,000
San Diego County CA Regional Transportation
Commission Sales Tax Revenue VRDO	0.040%	12/5/14	9,200	9,200
San Diego County CA Water Authority Financing
Agency Water Revenue	5.000%	5/1/27	2,000	2,306
San Diego County CA Water Authority Revenue	5.000%	5/1/30	5,000	5,725
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/15 (14)	6,215	6,346
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/16 (14)	7,880	8,414
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/21 (14)	6,725	8,147
San Diego County CA Water Authority Revenue
COP	5.250%	5/1/22 (14)	7,075	8,667
3 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.040%	12/5/14	6,100	6,100
San Francisco CA Bay Area Rapid Transit
District GO	5.000%	8/1/35	15,500	17,112
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	1,070	1,293
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/23	9,560	11,376
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/29	2,555	2,971
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,800	3,235
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	2,220	2,703
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/23	4,070	4,955
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	2,335	2,814
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/24	4,270	5,147
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	2,450	2,928
San Francisco CA City & County (Earthquake
Safety & Emergency Response) GO	5.000%	6/15/25	4,485	5,360
San Francisco CA City & County (Laguna Honda
Hospital) GO	5.000%	6/15/28 (12)	12,355	12,654
San Francisco CA City & County GO	5.000%	6/15/21	7,450	9,068

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County GO	5.000%	6/15/22	2,595	3,162
San Francisco CA City & County GO	5.000%	6/15/23	4,000	4,848
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/20 (14)	5,000	5,996
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/21	5,000	5,848
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/22	5,000	5,812
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/24 (14)	10,000	10,622
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25 (14)	2,000	2,124
San Francisco CA City & County International
Airport Revenue	5.250%	5/1/26	22,000	24,981
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/27 (14)	13,075	13,908
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	2,855	3,229
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/28	7,500	8,588
San Francisco CA City & County International
Airport Revenue	4.900%	5/1/29	8,625	9,884
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/30	5,940	6,689
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/31	840	943
San Francisco CA City & County Public Utilities
Commission Wastewater Revenue	5.000%	10/1/30	13,170	15,247
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/23 (4)	500	532
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/26	2,995	3,479
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/28	10,235	12,114
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/28	1,000	1,153
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	6,530	7,587
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	10,000	11,508
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	11,000	13,061
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	2,960	3,412
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	10,335	12,173
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/30	2,705	3,113
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/31	14,015	16,129
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	5,730	6,574
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	9,000	10,280
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,682

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
3 San Francisco CA City & County Public Utilities
Commission Water Revenue TOB VRDO	0.050%	12/5/14	2,700	2,700
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/30	525	580
San Francisco CA City & County Redevelopment
Agency Community Facilities District No. 7
Special Tax Revenue (Hunters Point Shipyard
Improvements)	5.000%	8/1/33	680	737
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/17	100	110
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/19	220	251
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/20	130	150
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/21	160	185
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/22	125	145
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/23	120	140
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/24	135	158
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/25	240	277
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/27	140	160
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/29	460	519
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/31	400	449
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/32	525	586
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/34	225	249
San Francisco CA City & County Unified School
District GO	5.000%	6/15/15	1,200	1,232
San Francisco CA City & County Unified School
District GO	4.000%	6/15/30	2,470	2,580
San Francisco CA City & County Unified School
District GO	5.000%	6/15/31	7,965	9,209

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Unified School
District GO	4.000%	6/15/32	5,300	5,528
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/27	1,425	1,689
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/29	1,585	1,857
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,170	2,509
1 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/32	2,405	2,808
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	3,025	3,488
1 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/33	2,275	2,650
1 San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/34	1,640	1,903
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/26 (4)	15,500	9,327
San Joaquin County CA Delta Community
College District Election GO	0.000%	8/1/27 (4)	15,500	8,769
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/15 (14)(ETM) 1,925		1,923
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/16	6,000	6,303
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/17	1,500	1,632
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/23 (ETM)	16,000	13,653
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	7,000	5,105
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/1/25 (ETM)	14,750	11,828
San Jose CA Airport Revenue	5.000%	3/1/24 (2)	2,035	2,145
San Jose CA Airport Revenue	5.000%	3/1/25 (2)	3,385	3,556
San Jose CA Airport Revenue	5.000%	3/1/26 (2)	3,850	4,105
San Jose CA Airport Revenue	5.000%	3/1/29	2,000	2,314
San Jose CA Airport Revenue	5.000%	3/1/31	1,000	1,151
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,150	1,185
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	8,000	8,561
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21	1,270	1,446
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,495	2,670
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	5,100	5,458
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/23	1,140	1,266
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/24 (14)	16,360	17,578
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/25 (14)	11,505	12,362
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.125%	8/1/25	570	628

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.250%	8/1/26	800	886
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.375%	8/1/29	1,355	1,504
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/15 (14)	3,220	3,316
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/16 (2)	700	746
San Jose CA Redevelopment Agency Tax
Allocation Revenue (Merged Area
Redevelopment Project)	5.000%	8/1/17 (14)	600	619
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion & Renovation
Project)	6.125%	5/1/31	5,000	6,023
3 San Jose CA Unified School District Santa Clara
County GO TOB VRDO	0.090%	12/5/14	3,600	3,600
San Juan CA Unified School District GO	1.000%	8/1/15	4,500	4,525
San Juan CA Unified School District GO	0.000%	8/1/25 (4)	10,000	7,229
San Juan CA Unified School District GO	0.000%	8/1/26 (4)	12,215	8,462
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/24 (15)	855	988
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/25 (15)	970	1,109
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/26 (15)	500	564
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/27 (15)	1,070	1,206
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/28 (15)	600	675
San Luis & Delta Mendota CA Water Authority
Revenue	5.000%	3/1/33 (15)	2,790	3,132
San Marcos CA Unified School District GO	0.000%	8/1/30	2,000	1,078
San Marcos CA Unified School District GO	0.000%	8/1/31	2,000	1,005
San Marcos CA Unified School District GO	0.000%	8/1/32	2,500	1,187
San Mateo CA Union High School District GO	0.000%	2/15/15 (ETM)	1,675	1,674
San Mateo CA Union High School District GO	0.000%	9/1/24	5,390	4,038
San Mateo CA Union High School District GO	5.000%	9/1/30	2,600	3,088
San Mateo CA Union High School District GO	5.000%	9/1/31	1,440	1,703
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	3,170	3,427
San Mateo County CA Community College
District GO	0.000%	9/1/21 (14)	4,645	4,059
San Mateo County CA Community College
District GO	0.000%	9/1/22 (14)	5,675	4,783
San Mateo County CA Community College
District GO	0.000%	9/1/24 (14)	2,825	2,168
San Mateo County CA Community College
District GO	0.000%	9/1/25 (14)	4,000	2,945
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/23	1,000	1,228
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/30	1,755	2,060

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Mateo County CA Joint Powers Financing
Authority Lease Revenue (Maple Street
Correctional Center)	5.000%	6/15/31	1,000	1,169
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	4.625%	7/15/25	2,455	2,724
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Youth Services Campus)	5.250%	7/15/28	2,000	2,257
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	4.000%	6/15/18 (4)	925	1,021
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/22 (4)	1,000	1,196
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/23 (4)	1,000	1,200
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/24 (4)	1,375	1,658
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/25 (4)	825	983
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/27 (4)	1,770	2,062
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/28 (4)	1,860	2,145
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/30 (4)	2,275	2,591
Santa Ana CA Community Redevelopment Agency
Tax Allocation Revenue (South Main Street)	5.000%	9/1/18 (14)	2,685	2,693
Santa Ana CA Unified School District GO	0.000%	8/1/31 (14)	3,775	1,938
Santa Clara CA Electric Revenue	5.000%	7/1/30	1,000	1,112
Santa Clara CA Electric Revenue	5.250%	7/1/32	2,500	2,812
Santa Clara CA Unified School District GO	5.000%	7/1/28	3,775	4,248
Santa Clara CA Unified School District GO	5.000%	7/1/29	4,115	4,621
Santa Clara CA Unified School District GO	5.000%	7/1/30	4,405	4,920
Santa Clara CA Unified School District GO	5.000%	7/1/31	4,715	5,251
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	11/15/17	11,540	13,016
Santa Clara County CA Financing Authority Lease
Revenue (Multiple Facilities Projects)	5.000%	5/15/28	10,000	11,092
Santa Clara County CA Financing Authority Lease
Revenue (VMC Facility Replacement Project)
VRDO	0.070%	12/5/14	5,000	5,000
Santa Clara County CA GO	5.000%	8/1/28	8,830	10,568
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.000%	4/1/32 (2)	4,000	4,335
Santa Clarita CA Community College District GO	0.000%	8/1/29 (4)	2,480	1,436
Santa Clarita CA Community College District GO	5.000%	8/1/32	5,450	6,252
Santa Monica CA Community College District GO	0.000%	8/1/24	4,500	3,462
Santa Monica CA Community College District GO	0.000%	8/1/26	11,025	7,815
Santa Monica CA Community College District GO	4.000%	8/1/30	2,000	2,151
Santa Monica CA Community College District GO	4.000%	8/1/32	2,565	2,732
Santa Monica CA Community College District GO	4.000%	8/1/33	3,510	3,727
Santa Rosa CA Wastewater Revenue	0.000%	9/1/28 (4)	11,095	6,691
Santa Rosa CA Wastewater Revenue	5.000%	9/1/29	2,870	3,327
Santa Rosa CA Wastewater Revenue	5.000%	9/1/30	3,055	3,516
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,425	1,622
Simi Valley CA Unified School District GO	0.000%	8/1/26 (4)	3,030	2,070

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Simi Valley CA Unified School District GO	0.000%	8/1/27 (4)	2,900	1,849
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/29	2,125	2,349
Solana Beach CA School District Special
Tax Revenue	5.000%	9/1/32	2,665	2,906
Solano County CA COP	5.000%	11/1/17 (14)	4,110	4,594
Solano County CA COP	5.000%	11/1/18 (14)	3,810	4,242
Solano County CA COP	5.000%	11/1/19 (14)	3,995	4,445
Solano County CA COP	5.000%	11/1/20 (14)	4,195	4,667
Solano County CA COP	5.000%	11/1/21 (14)	4,405	4,882
Sonoma County CA Junior College District GO	5.000%	8/1/29	2,000	2,374
Sonoma County CA Sales Tax Revenue	5.000%	9/1/27 (14)	6,365	7,054
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/23	1,000	1,189
South Orange County CA Public Financing
Authority Special Tax Revenue	5.000%	8/15/25	1,250	1,461
South San Francisco CA Redevelopment
Agency Tax Allocation Revenue	5.000%	9/1/31 (14)	9,255	9,516
Southern California Public Power Authority
Revenue	5.000%	7/1/28	10,000	11,652
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,826
Southern California Public Power Authority
Revenue	5.000%	7/1/30	10,750	12,525
Southern California Public Power Authority
Revenue (Apex Power Project)	5.000%	7/1/33	5,500	6,401
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.000%	7/1/23	4,175	4,853
Southern California Public Power Authority
Revenue (Canyon Power Project)	5.250%	7/1/27	6,950	8,097
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/28	3,500	4,078
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/29	2,500	2,913
Southern California Public Power Authority
Revenue (Linden Wind Energy Project)	5.000%	7/1/30	2,500	2,913
Southern California Public Power Authority
Revenue (Magnolia Power Project) VRDO	0.030%	12/5/14 LOC	5,410	5,410
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/28	5,000	5,812
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/29	5,000	5,812
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/16	550	590
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/18	1,040	1,175
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/23	5,270	6,201
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/24	5,000	5,889
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/25	7,000	8,279
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.250%	11/1/26	3,500	4,130
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	2,000	2,297

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,735
Southern California Public Power Authority
Revenue (Transmission Project) VRDO	0.050%	12/5/14 (4)	38,100	38,100
St. Helena CA Unified School District GO	0.000%	8/1/27	4,550	3,469
State Center California Community College
District GO	5.000%	8/1/31 (4)	5,880	6,379
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/22 (15)	1,000	1,189
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/23 (15)	1,000	1,195
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/24 (15)	1,000	1,201
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/25 (15)	1,250	1,489
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/26 (15)	1,375	1,620
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/27 (15)	1,250	1,460
Stockton CA Public Financing Authority
Water Revenue (Delta Water Supply Project)	6.125%	10/1/35	1,000	1,172
Stockton CA Unified School District GO	5.000%	8/1/28 (15)	1,000	1,158
Stockton CA Unified School District GO	5.000%	8/1/29 (15)	600	691
Stockton CA Unified School District GO	4.000%	8/1/30 (4)	1,960	2,062
Stockton CA Unified School District GO	5.000%	8/1/30 (15)	1,555	1,782
Stockton CA Unified School District GO	5.000%	8/1/31 (15)	1,875	2,147
Stockton CA Unified School District GO	5.000%	8/1/32 (15)	2,060	2,348
Stockton CA Unified School District GO	5.000%	8/1/33 (15)	2,250	2,541
Stockton CA Unified School District GO	5.000%	8/1/34 (15)	2,105	2,373
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/23 (15)	1,015	1,214
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/25 (15)	1,000	1,183
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/26 (15)	1,200	1,405
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/27 (15)	1,245	1,441
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/28 (15)	1,280	1,479
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/29 (15)	2,255	2,583
1 Suisun City CA Redevelopment Agency
Successor Agency Tax Allocation Revenue	5.000%	10/1/30 (15)	1,000	1,141
Sweetwater CA Unified School District GO	5.000%	8/1/23 (15)	1,000	1,210
Sweetwater CA Unified School District GO	5.000%	8/1/24 (15)	1,000	1,211
Sweetwater CA Unified School District GO	5.000%	8/1/27 (15)	7,000	8,211
Sweetwater CA Unified School District GO	5.000%	8/1/28 (15)	8,000	9,298
3 Sweetwater CA Unified School District GO
TOB VRDO	0.060%	12/5/14 (13)	3,300	3,300
Temecula Valley CA Unified School District GO	0.000%	8/1/32	2,000	1,740
Tulare County CA COP	5.000%	8/15/15 (14)	6,460	6,660
Tuolumne CA Wind Project Authority Revenue	5.250%	1/1/24	5,115	5,838
Tuolumne CA Wind Project Authority Revenue	5.625%	1/1/29	2,100	2,441
Turlock CA Irrigation District Revenue	5.000%	1/1/21	3,805	4,401
Turlock CA Irrigation District Revenue	5.000%	1/1/22	5,415	6,226
Turlock CA Irrigation District Revenue	5.000%	1/1/28	7,020	8,031

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Turlock CA Irrigation District Revenue	5.000%	1/1/29	6,400	7,292
Turlock CA Irrigation District Revenue	5.000%	1/1/30	7,770	8,804
University of California Regents Medical Center
Revenue	5.000%	5/15/19 (14)	5,075	5,237
University of California Regents Medical Center
Revenue	5.000%	5/15/20 (14)	5,065	5,227
University of California Regents Medical Center
Revenue	5.000%	5/15/25	19,385	20,785
University of California Regents Medical Center
Revenue	5.000%	5/15/26	10,095	10,816
University of California Regents Medical Center
Revenue	5.000%	5/15/32	14,940	17,183
University of California Regents Medical Center
Revenue	5.000%	5/15/33	5,000	5,730
University of California Regents Medical Center
Revenue VRDO	0.030%	12/1/14	9,420	9,420
University of California Regents Medical Center
Revenue VRDO	0.030%	12/1/14	7,600	7,600
University of California Revenue	5.000%	5/15/15 (Prere.)	1,185	1,224
University of California Revenue	5.000%	5/15/15 (Prere.)	555	573
University of California Revenue	5.000%	5/15/15 (Prere.)	240	248
University of California Revenue	5.000%	5/15/17 (4)	19,435	20,058
University of California Revenue	5.000%	5/15/18 (4)	9,445	9,747
University of California Revenue	5.000%	5/15/19 (4)	4,035	4,164
University of California Revenue	5.000%	5/15/20 (4)	30,900	31,886
University of California Revenue	5.000%	5/15/21 (4)	14,915	15,390
University of California Revenue	5.000%	5/15/22	5,420	6,501
University of California Revenue	5.000%	5/15/22	9,000	11,008
University of California Revenue	5.000%	5/15/23	6,465	7,967
University of California Revenue	5.750%	5/15/25	3,000	3,595
University of California Revenue	5.000%	5/15/26 (14)	10,000	10,722
University of California Revenue	5.000%	5/15/27	10,900	12,776
University of California Revenue	5.000%	5/15/28	11,680	13,725
University of California Revenue	5.000%	5/15/28	1,000	1,182
University of California Revenue	4.500%	5/15/31 (4)	10,260	10,522
University of California Revenue	5.000%	5/15/32	14,020	16,125
University of California Revenue	5.250%	5/15/32	5,000	6,017
University of California Revenue	5.000%	5/15/33	15,240	17,614
University of California Revenue	5.000%	5/15/34	15,900	18,274
University of California Revenue	4.500%	5/15/35 (4)	4,260	4,369
University of California Revenue PUT	5.000%	5/15/23	40,000	48,981
3 University of California Revenue TOB VRDO	0.050%	12/1/14	9,650	9,650
University of California Revenue VRDO	0.040%	12/5/14	5,300	5,300
Upland CA Community Facilities District
No. 2003-2 Improvement Area No. 1 Special
Tax Revenue	5.000%	9/1/31	1,110	1,233
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/22	600	712
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/23	575	682
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/24	1,325	1,562
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/25	1,390	1,621
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/26	1,460	1,680

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/27	1,200	1,369
Vacaville CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/28	1,200	1,360
Ventura County CA Community College
District GO	5.000%	8/1/24	1,210	1,432
Ventura County CA Community College
District GO	5.000%	8/1/25	1,915	2,246
Ventura County CA Community College
District GO	5.000%	8/1/27	2,205	2,552
Ventura County CA Community College
District GO	0.000%	8/1/28	15,000	9,074
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/24	1,200	1,434
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/29	1,000	1,155
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/32	2,000	2,291
Ventura County CA Public Financing Authority
Lease Revenue	5.000%	11/1/33	1,250	1,427
Vista CA Unified School District GO	5.000%	8/1/24	5,000	6,053
Walnut CA Energy Center Authority Revenue	5.000%	1/1/30	2,000	2,239
Walnut CA Energy Center Authority Revenue	5.000%	1/1/32	3,700	4,313
Walnut CA Energy Center Authority Revenue	5.000%	1/1/33	2,515	2,920
Washington Township CA Health Care District
Revenue	6.000%	7/1/29	1,000	1,157
West Basin CA Municipal Water District Revenue	4.000%	8/1/15	4,810	4,936
West Basin CA Municipal Water District Revenue	5.000%	8/1/22	2,000	2,420
West Contra Costa CA Unified School District GO	6.000%	8/1/26	5,000	6,571
West Contra Costa CA Unified School District GO	5.000%	8/1/30	3,425	3,947
West Contra Costa CA Unified School District GO	5.000%	8/1/31	5,690	6,521
West Contra Costa CA Unified School District GO	5.000%	8/1/32	5,560	6,352
West Contra Costa CA Unified School District GO	0.000%	8/1/33 (12)	2,650	1,189
West Contra Costa CA Unified School District GO	5.000%	8/1/33	3,265	3,721
West Valley-Mission Community College
District GO	5.000%	8/1/30 (4)	1,335	1,425
Westlands CA Water District Revenue	5.000%	9/1/21 (4)	750	888
Westlands CA Water District Revenue	5.000%	9/1/22 (4)	750	895
Westlands CA Water District Revenue	5.000%	9/1/24 (4)	1,000	1,187
Westlands CA Water District Revenue	5.000%	9/1/25 (4)	1,250	1,471
William S. Hart Union High School District
California GO	5.000%	9/1/25	1,735	2,058
William S. Hart Union High School District
California GO	5.000%	9/1/26	1,085	1,273
William S. Hart Union High School District
California GO	5.000%	9/1/27	1,500	1,749
William S. Hart Union High School District
California GO	0.000%	8/1/34 (4)	3,880	1,642
				8,661,105
Guam (0.1%)
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/20	540	613
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/28	1,250	1,392
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.250%	7/1/33	4,000	4,500

California Intermediate-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Guam Government Waterworks Authority Water
& Waste Water System Revenue	5.000%	7/1/35	500	554
Guam Power Authority Revenue	5.000%	10/1/22	1,125	1,299
Guam Power Authority Revenue	5.000%	10/1/26	1,810	2,054
Guam Power Authority Revenue	5.000%	10/1/30	1,470	1,643
				12,055
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/15	1,775	1,834
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/16	1,500	1,600
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/17	1,500	1,642
				5,076
Total Tax-Exempt Municipal Bonds (Cost $8,166,061)				8,678,236
Other Assets and Liabilities (0.1%)
Other Assets				137,837
Liabilities				(132,165)
				5,672
Net Assets (100%)				8,683,908

At November 30, 2014, net assets consisted of:
				Amount
				($000)
Paid-in Capital				8,262,362
Undistributed Net Investment Income				—
Accumulated Net Realized Losses				(90,629)
Unrealized Appreciation (Depreciation)				512,175
Net Assets				8,683,908

Investor Shares—Net Assets
Applicable to 122,580,948 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,444,141
Net Asset Value Per Share—Investor Shares				$11.78

Admiral Shares—Net Assets
Applicable to 614,522,761 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				7,239,767
Net Asset Value Per Share—Admiral Shares				$11.78

• See Note A in Notes to Financial Statements.
1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2014.
2 Adjustable-rate security.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $122,419,000, representing 1.4% of net assets.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Intermediate-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	250,516
Total Income	250,516
Expenses
The Vanguard Group—Note B
Investment Advisory Services	741
Management and Administrative—Investor Shares	2,124
Management and Administrative—Admiral Shares	5,678
Marketing and Distribution—Investor Shares	312
Marketing and Distribution—Admiral Shares	1,256
Custodian Fees	86
Auditing Fees	33
Shareholders’ Reports—Investor Shares	35
Shareholders’ Reports—Admiral Shares	29
Trustees’ Fees and Expenses	5
Total Expenses	10,299
Net Investment Income	240,217
Realized Net Gain (Loss)
Investment Securities Sold	8,646
Futures Contracts	(2,969)
Realized Net Gain (Loss)	5,677
Change in Unrealized Appreciation (Depreciation) of Investment Securities	287,151
Net Increase (Decrease) in Net Assets Resulting from Operations	533,045

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	240,217	227,302
Realized Net Gain (Loss)	5,677	(861)
Change in Unrealized Appreciation (Depreciation)	287,151	(362,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	533,045	(135,876)
Distributions
Net Investment Income
Investor Shares	(39,981)	(43,005)
Admiral Shares	(200,236)	(184,297)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(240,217)	(227,302)
Capital Share Transactions
Investor Shares	167,749	(75,625)
Admiral Shares	1,344,420	436,113
Net Increase (Decrease) from Capital Share Transactions	1,512,169	360,488
Total Increase (Decrease)	1,804,997	(2,690)
Net Assets
Beginning of Period	6,878,911	6,881,601
End of Period	8,683,908	6,878,911

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.32	$11.92	$11.18	$10.93	$10.86
Investment Operations
Net Investment Income	. 355	. 373.379		.408	.408
Net Realized and Unrealized Gain (Loss)
on Investments	.460	(.600)	.740	.250	.070
Total from Investment Operations	.815	(.227)	1.119	.658	.478
Distributions
Dividends from Net Investment Income	(.355)	(.373)	(. 379)	(.408)	(.408)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.355)	(.373)	(. 379)	(.408)	(.408)
Net Asset Value, End of Period	$11.78	$11.32	$11.92	$11.18	$10.93

Total Return[1]	7.29%	-1.91%	10.14%	6.17%	4.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,444	$1,227	$1,375	$1,193	$1,314
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.06%	3.24%	3.26%	3.73%	3.70%
Portfolio Turnover Rate	11%	12%	9%	13%	10%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.32	$11.92	$11.18	$10.93	$10.86
Investment Operations
Net Investment Income	. 364	. 382.388		.417	.417
Net Realized and Unrealized Gain (Loss)
on Investments	.460	(.600)	.740	.250	.070
Total from Investment Operations	.824	(. 218)	1.128	.667	.487
Distributions
Dividends from Net Investment Income	(.364)	(.382)	(. 388)	(.417)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.364)	(.382)	(. 388)	(.417)	(.417)
Net Asset Value, End of Period	$11.78	$11.32	$11.92	$11.18	$10.93

Total Return	7.37%	-1.83%	10.23%	6.26%	4.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,240	$5,652	$5,507	$4,375	$4,159
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.14%	3.32%	3.34%	3.81%	3.78%
Portfolio Turnover Rate	11%	12%	9%	13%	10%

See accompanying Notes, which are an integral part of the Financial Statements.

California Intermediate-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Intermediate-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Intermediate-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $831,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

California Intermediate-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

For tax purposes, at November 30, 2014, the fund used capital loss carryforwards of $5,977,000 to offset taxable capital gains realized during the year ended November 30, 2014. At November 30, 2014, the fund had available capital losses totaling $87,923,000 to offset future net capital gains of $3,936,000 through November 30, 2015, $38,506,000 through November 30, 2016, $38,406,000 through November 30, 2017, $990,000 through November 30, 2018, and $6,085,000 through November 30, 2019. Capital loss carryforwards of $2,151,000 expired on November 30, 2014; accordingly, such losses have been reclassified from accumulated net realized losses to paid-in capital.

At November 30, 2014, the cost of investment securities for tax purposes was $8,168,767,000. Net unrealized appreciation of investment securities for tax purposes was $509,469,000, consisting of unrealized gains of $511,838,000 on securities that had risen in value since their purchase and $2,369,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2014, the fund purchased $1,853,472,000 of investment securities and sold $775,469,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	514,728	44,215	448,231	38,640
Issued in Lieu of Cash Distributions	34,470	2,963	36,801	3,197
Redeemed	(381,449)	(32,945)	(560,657)	(48,810)
Net Increase (Decrease)—Investor Shares	167,749	14,233	(75,625)	(6,973)
Admiral Shares
Issued	2,056,278	177,048	1,726,707	149,761
Issued in Lieu of Cash Distributions	150,298	12,915	137,664	11,969
Redeemed	(862,156)	(74,527)	(1,428,258)	(124,516)
Net Increase (Decrease)—Admiral Shares	1,344,420	115,436	436,113	37,214

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

California Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VCITX	VCLAX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.13%	2.21%

Financial Attributes

		Barclays
		CA Barclays
		Muni	Municipal
		Bond	Bond
	Fund	Index	Index

Number of Bonds	609	6,472	46,044

Yield to Maturity
(before expenses)	2.3%	2.0%	2.1%

Average Coupon	4.2%	4.8%	4.8%

Average Duration	6.3 years	6.5 years	6.5 years

Average Stated
Maturity	15.9 years	14.4 years	13.4 years

Short-Term
Reserves	5.7%	—	—

Volatility Measures
	Barclays CA	Barclays
	Muni Bond	Municipal
	Index	Bond Index
R-Squared	0.99	0.99
Beta	1.16	1.24
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	7.3%
1 - 3 Years	3.2
3 - 5 Years	4.6
5 - 10 Years	11.5
10 - 20 Years	37.8
20 - 30 Years	33.1
Over 30 Years	2.5

Distribution by Credit Quality (% of portfolio)
AAA	9.0%
AA	68.6
A	15.3
BBB	4.9
BB	0.2
B	0.4
Not Rated	1.6
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

California Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	California Long-Term Tax-Exempt Fund
	Investor Shares	10.79%	6.08%	4.71%	$15,848
••••••••	Barclays CA Municipal Bond Index	9.32	6.18	5.12	16,473
– – – –	California Municipal Debt Funds
	Average	10.88	6.19	4.41	15,395
------	Barclays Municipal Bond Index	8.23	5.12	4.81	15,999
California Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
California Long-Term Tax-Exempt Fund
Admiral Shares	10.87%	6.17%	4.79%	$79,847
Barclays CA Municipal Bond Index	9.32	6.18	5.12	82,367
Barclays Municipal Bond Index	8.23	5.12	4.81	79,993

See Financial Highlights for dividend and capital gains information.

California Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
				Barclays CA
				Muni Bond
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2005	4.54%	-0.32%	4.22%	4.59%
2006	4.71	1.99	6.70	6.44
2007	4.52	-3.37	1.15	2.17
2008	4.13	-11.08	-6.95	-5.18
2009	4.96	7.75	12.71	13.21
2010	4.36	0.27	4.63	5.80
2011	4.51	2.09	6.60	7.49
2012	4.30	8.90	13.20	11.80
2013	3.64	-7.60	-3.96	-2.92
2014	4.07	6.72	10.79	9.32

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

			Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	10.49%	5.30%	4.38%	0.20%	4.58%
Admiral Shares	11/12/2001	10.58	5.39	4.46	0.20	4.66

California Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.6%)
California (99.6%)
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Episcopal Senior
Communities)	5.000%	7/1/42	1,000	1,081
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Eskaton Properties Inc.
Obligated Group)	5.000%	11/15/35	3,250	3,425
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Jackson Laboratory)	5.000%	7/1/37	7,565	8,179
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	4.000%	8/1/21	500	559
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/23	650	757
ABAG Finance Authority for Nonprofit Corps.
California Revenue (Sharp Healthcare)	5.000%	8/1/43	15,830	17,681
Alameda CA Corridor Transportation Authority
Revenue	0.000%	10/1/30 (2)	30,375	14,755
Alameda County CA Unified School District GO	0.000%	8/1/24 (4)	3,510	2,633
Alameda County CA Unified School District GO	0.000%	8/1/29 (4)	5,000	2,953
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/39	6,000	6,651
Anaheim CA Public Financing Authority
Lease Revenue	5.000%	5/1/46	6,000	6,555
Bakersfield CA Wastewater Revenue VRDO	0.050%	12/5/14	3,300	3,300
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18 (Prere.)	5,000	5,706
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/18 (Prere.)	15,050	17,176
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.625%	4/1/19 (Prere.)	10,000	11,963
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/24	5,500	6,623
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/25	6,250	7,510
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/31	4,000	4,580
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/34	1,645	1,850

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	10/1/42	5,000	5,582
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.000%	4/1/43	4,000	4,461
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	5.250%	4/1/53	2,350	2,645
Brentwood CA Infrastructure Financing
Authority Revenue	5.000%	9/2/28 (4)	2,135	2,465
Cabrillo CA Community College District Revenue	0.000%	5/1/26 (2)	9,000	5,199
California County CA Tobacco Securitization
Agency Revenue	5.450%	6/1/28	7,500	7,122
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/18	8,000	9,156
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	4,500	5,396
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/20	10,000	11,992
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/21	5,000	5,949
California Department of Water Resources
Power Supply Revenue	5.000%	5/1/22	30,000	34,128
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/18 (Prere.)	2,810	3,270
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/25	6,000	6,920
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/29	6,500	7,918
California Department of Water Resources
Water System Revenue (Central Valley Project)	5.000%	12/1/35	4,000	4,583
California Economic Recovery GO	5.000%	7/1/18	12,000	13,809
California Economic Recovery GO	5.000%	7/1/19 (Prere.)	10,000	11,810
California Economic Recovery GO	5.000%	7/1/19 (ETM)	6,000	7,086
California Economic Recovery GO	5.250%	7/1/19 (Prere.)	7,620	9,085
California Economic Recovery GO	5.250%	7/1/21	4,365	5,130
California Economic Recovery GO	5.000%	7/1/22	5,000	5,345
California Educational Facilities Authority Revenue
(California Institute of Technology)	5.000%	10/1/39	7,730	8,617
California Educational Facilities Authority Revenue
(Claremont McKenna College)	5.000%	1/1/42	3,940	4,433
California Educational Facilities Authority Revenue
(College of Arts & Crafts)	6.875%	6/1/19	1,615	1,902
California Educational Facilities Authority Revenue
(College of Arts)	5.250%	6/1/30	1,125	1,241
California Educational Facilities Authority Revenue
(Pepperdine College)	5.000%	9/1/33	3,000	3,473
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/34	3,155	1,503
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/35	3,155	1,416
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/36	3,155	1,359
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/37	3,155	1,307
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/39	2,805	1,069

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational Facilities Authority Revenue
(Pomona College)	0.000%	7/1/40	1,580	575
California Educational Facilities Authority Revenue
(Stanford University)	5.000%	3/15/26	5,330	6,818
California Educational Facilities Authority Revenue
(University of San Francisco)	6.125%	10/1/36	1,250	1,521
California Educational Facilities Authority Revenue
(University of Southern California)	5.000%	10/1/38	3,445	3,840
California Educational Facilities Authority Revenue
(University of Southern California)	5.250%	10/1/38	3,420	3,857
California Educational Facilities Authority Revenue
(University of the Pacific)	5.000%	11/1/25	2,000	2,080
California GO	5.000%	12/1/14 (Prere.)	7,000	7,003
California GO	5.000%	3/1/19	1,250	1,455
California GO	6.000%	4/1/19	1,690	2,045
California GO	6.000%	8/1/19 (3)	210	212
California GO	5.000%	10/1/19	10,070	11,875
California GO	5.000%	4/1/20	1,460	1,697
California GO	5.000%	9/1/21	11,000	13,251
California GO	5.250%	9/1/22	3,000	3,701
California GO	5.000%	11/1/22	1,000	1,113
California GO	5.250%	9/1/23	10,100	12,222
California GO	5.000%	5/1/24	3,000	3,683
California GO	5.000%	3/1/25	7,000	8,119
California GO	5.000%	6/1/26 (14)	20,000	21,943
California GO	5.250%	10/1/27	5,000	5,978
California GO	5.100%	11/1/27	1,475	1,735
California GO	5.000%	9/1/28	10,650	11,401
California GO	5.000%	9/1/28	2,500	2,814
California GO	5.000%	9/1/29	5,125	5,748
California GO	5.000%	10/1/29	1,400	1,592
California GO	5.250%	10/1/29	4,700	5,420
California GO	5.250%	3/1/30	10,000	11,603
California GO	4.500%	8/1/30	1,440	1,532
California GO	5.250%	9/1/30	6,000	7,073
California GO	5.750%	4/1/31	15,875	18,693
California GO	5.000%	10/1/31	4,500	5,300
California GO	5.000%	6/1/32	25,000	27,043
California GO	5.000%	9/1/32	1,045	1,191
California GO	5.000%	10/1/32	5,000	5,870
California GO	6.000%	3/1/33	7,000	8,559
California GO	5.125%	4/1/33	8,500	9,442
California GO	6.500%	4/1/33	33,000	40,283
California GO	5.000%	10/1/33	4,000	4,674
California GO	5.250%	4/1/35	5,000	5,818
California GO	6.000%	11/1/35	10,000	12,123
California GO	5.000%	9/1/36	8,500	9,700
California GO	5.000%	4/1/37	5,000	5,663
California GO	5.250%	3/1/38	8,000	8,880
California GO	6.000%	4/1/38	21,190	25,381
California GO	5.250%	8/1/38	10,000	11,217
California GO	5.000%	10/1/39	12,615	14,496
California GO	5.500%	11/1/39	3,690	4,257
California GO	6.000%	11/1/39	2,700	3,289
California GO	5.500%	3/1/40	11,500	13,214

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California GO	5.000%	10/1/41	5,000	5,568
California GO	5.000%	4/1/42	2,000	2,237
California GO	5.000%	9/1/42	8,515	9,573
California GO	5.000%	2/1/43	6,265	7,013
California GO	5.000%	4/1/43	6,500	7,290
California GO	5.000%	11/1/43	12,425	14,026
California GO	5.000%	12/1/43	5,335	6,028
California GO	5.000%	5/1/44	5,000	5,671
California GO	5.000%	10/1/44	2,500	2,848
California GO VRDO	0.040%	12/5/14 LOC	21,050	21,050
California Health Facilities Financing Authority
Revenue (Adventist Health System/West)	5.000%	3/1/25	3,000	3,495
California Health Facilities Financing Authority
Revenue (Adventist Health System/West) VRDO	0.030%	12/1/14 LOC	6,600	6,600
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.625%	7/1/25	5,000	5,724
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/27	2,500	2,839
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	6.000%	7/1/39	5,000	5,825
California Health Facilities Financing Authority
Revenue (Catholic Healthcare West)	5.250%	3/1/41	9,000	9,778
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	11/15/27	7,000	7,271
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/34	2,415	2,676
California Health Facilities Financing Authority
Revenue (Cedars-Sinai Medical Center)	5.000%	8/15/39	4,995	5,495
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Los Angeles)	5.000%	11/15/29	3,500	3,789
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	6.500%	11/1/38	3,000	3,618
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)	5.250%	11/1/41	4,025	4,439
California Health Facilities Financing Authority
Revenue (Children’s Hospital of Orange County)
VRDO	0.030%	12/5/14 LOC	1,375	1,375
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/37	2,000	2,173
California Health Facilities Financing Authority
Revenue (Chinese Hospital Association)	5.000%	6/1/42	5,000	5,352
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/35	7,750	8,701
California Health Facilities Financing Authority
Revenue (City of Hope Medical Center)	5.000%	11/15/39	4,465	4,979
California Health Facilities Financing Authority
Revenue (Lucile Salter Packard Children’s
Hospital at Stanford)	5.000%	8/15/43	5,300	5,968
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/25	2,750	3,188
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/26	5,000	5,747
California Health Facilities Financing Authority
Revenue (Memorial Health Services)	5.000%	10/1/33	2,500	2,788

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	6.500%	10/1/18 (Prere.)	2,000	2,432
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/29	2,390	2,806
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.000%	10/1/38	9,000	10,244
California Health Facilities Financing Authority
Revenue (Providence Health & Services)	5.500%	10/1/39	6,500	7,512
California Health Facilities Financing Authority
Revenue (Rady Children’s Hospital)	5.500%	8/15/33	3,920	4,651
California Health Facilities Financing Authority
Revenue (Scripps Health)	5.000%	11/15/40	8,000	8,788
California Health Facilities Financing Authority
Revenue (St. Joseph Health System)	5.750%	7/1/39	7,000	8,119
California Health Facilities Financing Authority
Revenue (Stanford Hospital)	5.000%	8/15/42	5,000	5,571
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	8/15/22	5,000	5,758
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.875%	8/15/31	4,000	4,797
California Health Facilities Financing Authority
Revenue (Sutter Health)	5.250%	11/15/46	10,000	10,730
1 California Infrastructure & Economic Development
Bank Revenue (Bay Area Toll Bridges Seismic
Retrofit) TOB VRDO	0.040%	12/1/14 (ETM)	20,215	20,215
California Infrastructure & Economic Development
Bank Revenue (Independent System Operator
Corp. Project)	5.000%	2/1/39	5,000	5,499
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/1/14 LOC	2,400	2,400
California Infrastructure & Economic Development
Bank Revenue (Pacific Gas & Electric Co.) VRDO	0.040%	12/1/14 LOC	5,400	5,400
California Infrastructure & Economic Development
Bank Revenue (Science Center Phase II Project)	5.000%	5/1/31 (14)	4,135	4,276
California Municipal Finance Authority (Community
Hospitals of Central California Obligated Group)
COP	5.500%	2/1/39	11,000	12,062
California Municipal Finance Authority
(Community Hospitals of Central California
Obligated Group) COP	5.250%	2/1/46	3,650	3,790
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/39	1,200	1,319
California Municipal Finance Authority Mobile
Home Park Revenue (Caritas Affordable
Housing Inc. Projects)	5.250%	8/15/49	3,500	3,818
California Municipal Finance Authority Revenue
(Anaheim Electric Utility Distribution System)	5.000%	10/1/23	1,200	1,485
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/38	1,255	1,360
California Municipal Finance Authority Revenue
(Biola University)	5.000%	10/1/42	2,500	2,694
California Municipal Finance Authority Revenue
(University of La Verne)	5.250%	6/1/20	2,420	2,770

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Pollution Control Financing Authority
Revenue (Pacific Gas & Electric Co.) VRDO	0.030%	12/1/14 LOC	1,500	1,500
California Public Works Board Lease Revenue
(Community Colleges)	5.000%	3/1/27 (14)	2,970	3,230
California Public Works Board Lease Revenue
(Department of Corrections)	6.500%	9/1/17 (2)	12,155	13,059
California Public Works Board Lease Revenue
(Department of General Services)	6.000%	4/1/25	6,000	7,166
California Public Works Board Lease Revenue
(Department of General Services)	6.250%	4/1/34	8,250	9,907
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/29	2,500	2,865
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/34	1,300	1,464
California Public Works Board Lease Revenue
(Judicial Council Projects)	5.000%	3/1/38	3,375	3,763
California Public Works Board Lease Revenue
(Office of Emergency Services)	5.000%	3/1/27 (14)	8,950	9,733
California Public Works Board Lease Revenue
(Regents of The University of California)	5.000%	5/1/15 (Prere.)	17,000	17,349
California Public Works Board Lease Revenue
(Regents of The University of California)	5.250%	11/1/15 (Prere.)	9,045	9,468
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	4/1/23	4,180	4,916
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/23	2,000	2,369
California Public Works Board Lease Revenue
(Various Capital Projects)	6.250%	11/1/24	5,000	6,130
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/26	5,000	5,880
California Public Works Board Lease Revenue
(Various Capital Projects)	5.500%	11/1/33	2,330	2,806
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	11/1/37	5,000	5,685
California Public Works Board Lease Revenue
(Various Capital Projects)	5.000%	9/1/39	3,000	3,390
California State University Revenue Systemwide	5.000%	11/1/15 (Prere.)	3,675	3,837
California State University Revenue Systemwide	5.000%	11/1/24	2,000	2,374
California State University Revenue Systemwide	5.750%	11/1/27	4,500	5,333
California State University Revenue Systemwide	5.000%	11/1/31	7,000	8,273
California State University Revenue Systemwide	5.000%	11/1/32	7,000	8,253
California State University Revenue Systemwide	5.250%	11/1/34	5,000	5,705
California State University Revenue Systemwide	5.000%	11/1/35 (14)	1,325	1,374
California State University Revenue Systemwide	5.000%	11/1/37	10,000	11,162
California State University Revenue Systemwide	5.000%	11/1/37	3,750	4,256
California State University Revenue Systemwide	5.250%	11/1/38	3,280	3,743
California State University Revenue Systemwide	5.000%	11/1/42	1,355	1,507
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.250%	11/1/44	1,000	1,005
California Statewide Communities Development
Authority Revenue (899 Charleston Project)	5.375%	11/1/49	2,300	2,305
California Statewide Communities Development
Authority Revenue (Buck Institute
for Age Research)	5.000%	11/15/29 (4)	940	1,073

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Statewide Communities Development
Authority Revenue (Buck Institute
for Age Research)	5.000%	11/15/44 (4)	5,500	6,077
California Statewide Communities Development
Authority Revenue (Buck Institute
for Age Research)	5.000%	11/15/49 (4)	1,000	1,088
California Statewide Communities Development
Authority Revenue (Cottage Health System
Obligated Group)	5.000%	11/1/40	7,000	7,515
California Statewide Communities Development
Authority Revenue (Covenant Retirement
Communities Inc.)	5.625%	12/1/36	4,000	4,380
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/30	5,000	4,994
California Statewide Communities Development
Authority Revenue (Daughters of Charity
Health System)	5.250%	7/1/35	1,515	1,513
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/42	2,500	2,700
California Statewide Communities Development
Authority Revenue (Episcopal Communities
& Services)	5.000%	5/15/47	2,000	2,141
2 California Statewide Communities Development
Authority Revenue (Huntington Memorial
Hospital)	5.000%	7/1/44	4,450	4,906
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	4.750%	4/1/33	4,185	4,478
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.000%	4/1/42	21,425	23,594
California Statewide Communities Development
Authority Revenue (Kaiser Permanente)	5.250%	3/1/45	5,000	5,167
California Statewide Communities Development
Authority Revenue (Kaiser Permanente) VRDO	0.030%	12/5/14	10,800	10,800
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.250%	8/15/31	2,500	2,823
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/32	11,000	12,545
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	8/15/38 (2)	2,900	3,083
California Statewide Communities Development
Authority Revenue (Sutter Health)	5.000%	11/15/38	4,250	4,549
California Statewide Communities Development
Authority Revenue (Trinity Health)	5.000%	12/1/41	11,000	12,118
California Statewide Communities Development
Authority Senior Living Revenue (Southern
California Presbyterian Homes)	7.250%	11/15/41	3,000	3,589
Centinela Valley CA Union High School District GO	6.000%	8/1/36	3,000	3,685
Cerritos CA Community College District GO	4.000%	8/1/33	2,135	2,243
Cerritos CA Community College District GO	0.000%	8/1/34	4,000	1,776
Cerritos CA Community College District GO	0.000%	8/1/35	1,730	724
Cerritos CA Community College District GO	5.000%	8/1/38	7,000	7,882
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/25	5,000	6,011

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Chabot-Las Positas CA Community College
District GO	5.000%	8/1/30	3,500	4,083
Citrus CA Community College District GO	0.000%	8/1/36	1,810	1,290
2 Citrus CA Community College District GO	0.000%	8/1/37	2,475	1,758
Citrus CA Community College District GO	0.000%	8/1/38	2,150	1,520
Coast CA Community College District GO	5.000%	8/1/27	5,700	6,839
Colton CA Joint Unified School District GO	5.000%	8/1/27 (4)	2,535	2,967
Contra Costa CA Community College District GO	5.000%	8/1/38	3,600	4,105
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/24	1,085	1,287
Contra Costa CA Transportation Authority Sales
Tax Revenue	5.000%	3/1/34	1,970	2,275
Cotati-Rohnert Park CA Unified School District GO	5.000%	8/1/44 (4)	3,000	3,340
Cupertino CA Union School District GO	5.000%	8/1/36	3,000	3,525
East Bay CA Municipal Utility District Waste
Water System Revenue	5.000%	6/1/33 (2)	1,350	1,472
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	3,305	3,982
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/30	1,500	1,807
East Bay CA Municipal Utility District Water
System Revenue	5.000%	6/1/32 (14)	15,765	17,313
East Bay CA Regional Park District Revenue	5.000%	9/1/25	2,000	2,316
East Bay CA Regional Park District Revenue	5.000%	9/1/27	4,070	4,688
El Dorado CA Irrigation District Revenue	5.250%	3/1/39 (4)	7,500	8,756
Encinitas CA Community Facilities District No. 1
Special Tax Revenue	5.000%	9/1/27	1,000	1,129
Escondido CA Union High School District GO	0.000%	11/1/20 (14)	4,000	3,450
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/29 (2)	9,450	9,593
Fontana CA Public Financing Authority Tax
Allocation Revenue	5.000%	10/1/32 (2)	5,000	5,068
Foothill-De Anza CA Community College
District GO	0.000%	8/1/17 (14)	3,000	2,935
Foothill-De Anza CA Community College
District GO	0.000%	8/1/22 (14)	3,850	3,237
Foothill-De Anza CA Community College
District GO	0.000%	8/1/23 (14)	3,590	2,880
Foothill-De Anza CA Community College
District GO	0.000%	8/1/25 (14)	2,390	1,751
Foothill-De Anza CA Community College
District GO	5.000%	8/1/35	3,420	4,019
Foothill-De Anza CA Community College
District GO	5.000%	8/1/40	10,000	11,182
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	0.000%	1/15/42	9,000	5,758
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.500%	1/15/43	2,200	2,599
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	5.750%	1/15/46	13,500	15,492
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue	6.000%	1/15/53	6,500	7,556
Gavilan CA Joint Community College District GO	5.500%	8/1/28 (2)	90	90
Gilroy CA School Facilities Finance
Authority Revenue	5.000%	8/1/46	5,000	5,431

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Grossmont CA Healthcare District GO	6.125%	7/15/40	2,500	3,087
Grossmont CA Union High School District GO	0.000%	8/1/30	6,500	3,441
Huntington Beach CA Union High School
District GO	0.000%	8/1/30 (4)	8,340	4,695
Irvine CA Public Facilities & Infrastructure
Authority Assessment Revenue VRDO	0.040%	12/1/14 LOC	1,300	1,300
Irvine CA Unified School District Community
Facilities District No. 09-1 Special Tax Revenue
VRDO	0.030%	12/1/14 LOC	1,900	1,900
Irvine CA Unified School District Community
Facilities District No. 09-A Special Tax Revenue
VRDO	0.030%	12/1/14 LOC	4,525	4,525
Irvine CA Unified School District Financing
Authority Special Tax Revenue	5.000%	9/1/30 (2)	5,500	5,580
Kern CA High School District GO	6.400%	8/1/15 (ETM)	1,645	1,714
Kern CA High School District GO	6.400%	8/1/16 (ETM)	1,815	2,000
Kern County CA GO	5.750%	8/1/35 (12)	2,000	2,295
La Quinta CA Redevelopment Agency Tax
Allocation Revenue	5.000%	9/1/34	1,050	1,188
La Verne CA (Brethren Hillcrest Homes) COP	5.000%	5/15/36	2,450	2,613
Las Virgenes CA Unified School District GO	0.000%	9/1/26 (14)	6,140	4,240
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/20	6,155	6,238
Loma Linda CA Hospital Revenue
(Loma Linda University)	5.000%	12/1/21	2,500	2,528
Long Beach CA Airport Revenue	5.000%	6/1/40	4,440	4,832
Long Beach CA Community College District GO	0.000%	8/1/34	2,520	1,067
Long Beach CA Finance Authority Natural Gas
Purchase Revenue	1.586%	11/15/26	1,800	1,693
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/26 (2)	7,570	8,891
Long Beach CA Finance Authority Tax Revenue	5.500%	8/1/31 (2)	4,015	4,869
Los Angeles CA Community College District GO	5.500%	8/1/25	3,980	4,716
Los Angeles CA Community College District GO	5.000%	8/1/31 (4)	5,000	5,326
Los Angeles CA Community College District GO	5.000%	8/1/32 (14)	7,340	8,057
Los Angeles CA Community College District GO	6.000%	8/1/33	5,160	6,204
Los Angeles CA Community College District GO	5.250%	8/1/39	5,000	5,795
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/22	2,000	2,371
Los Angeles CA Department of Airports
International Airport Revenue	5.250%	5/15/27	5,000	5,932
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/29	5,000	5,785
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	14,590	16,848
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/30	3,195	3,675
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	16,000	18,080
Los Angeles CA Department of Airports
International Airport Revenue	5.000%	5/15/35	7,745	8,758
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/25	4,070	4,633
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/27	10,000	11,821
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/29 (2)	10,000	10,976

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/30 (2)	16,000	17,467
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/32 (2)	5,000	5,459
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/32	7,000	7,880
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/33	2,500	2,925
Los Angeles CA Department of Water
& Power Revenue	5.375%	7/1/34	3,000	3,417
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/35	3,500	4,054
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	10,000	11,341
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/36	5,000	5,568
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/37	1,545	1,749
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/38	12,365	13,899
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/38	1,890	2,113
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/39	4,000	4,580
Los Angeles CA Department of Water
& Power Revenue	5.250%	7/1/39	2,000	2,251
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/43	5,000	5,602
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/43	5,000	5,654
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/43	2,000	2,234
Los Angeles CA Department of Water
& Power Revenue	5.000%	7/1/44	5,000	5,703
1 Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.060%	12/1/14	5,200	5,200
Los Angeles CA Department of Water
& Power Revenue VRDO	0.020%	12/1/14	1,300	1,300
Los Angeles CA Department of Water
& Power Revenue VRDO	0.030%	12/5/14	1,500	1,500
Los Angeles CA GO	5.000%	9/1/22	6,155	7,527
Los Angeles CA GO	5.000%	9/1/31	5,785	6,718
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	2,645	2,841
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,675	8,241
Los Angeles CA Unified School District GO	5.000%	7/1/16 (Prere.)	7,500	8,053
Los Angeles CA Unified School District GO	5.000%	7/1/20 (3)	2,655	2,845
Los Angeles CA Unified School District GO	5.000%	7/1/21	3,500	4,078
Los Angeles CA Unified School District GO	5.000%	7/1/24 (2)	7,100	7,585
Los Angeles CA Unified School District GO	5.250%	7/1/24	6,275	7,350
Los Angeles CA Unified School District GO	5.250%	7/1/25	5,000	5,842
Los Angeles CA Unified School District GO	5.000%	7/1/26	5,000	6,070
Los Angeles CA Unified School District GO	5.000%	7/1/28	8,000	9,613
Los Angeles CA Unified School District GO	5.250%	7/1/28	5,500	6,523
Los Angeles CA Unified School District GO	5.000%	7/1/30	2,860	3,389
Los Angeles CA Unified School District GO	4.500%	7/1/31 (2)	2,225	2,378

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Los Angeles CA Unified School District GO	5.000%	7/1/32 (4)	8,000	8,717
Los Angeles CA Unified School District GO	5.000%	1/1/34	5,000	5,641
Los Angeles CA Unified School District GO	5.250%	7/1/34	10,000	11,508
Los Angeles CA Wastewater System Revenue	5.000%	6/1/27	7,000	8,376
Los Angeles CA Wastewater System Revenue	5.000%	6/1/43	2,840	3,211
1 Los Angeles CA Wastewater System Revenue
TOB VRDO	0.050%	12/5/14	4,500	4,500
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/21	4,000	4,880
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax Revenue	5.000%	7/1/23	5,000	5,999
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/23 (14)	4,000	4,185
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/24 (14)	4,000	4,183
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	12/1/25 (14)	1,265	1,322
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/37	2,750	3,088
Los Angeles County CA Public Works Financing
Authority Lease Revenue	5.000%	8/1/42	5,940	6,602
Los Angeles County CA Public Works Financing
Authority Revenue	5.500%	10/1/18 (4)	1,165	1,270
Los Angeles County CA Schools Regionalized
Business Services Corp. COP	0.000%	8/1/20 (2)	2,095	1,769
M-S-R California Energy Authority Revenue	7.000%	11/1/34	7,000	9,793
M-S-R California Energy Authority Revenue	6.500%	11/1/39	3,500	4,743
M-S-R California Public Power Agency Revenue
(San Juan Project)	6.750%	7/1/20 (ETM)	8,940	10,545
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/21	2,500	3,043
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/25	3,410	3,785
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/26	4,000	4,769
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,235	4,510
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/28	4,000	4,721
Metropolitan Water District of Southern
California Revenue	5.000%	7/1/31	3,000	3,430
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/33	7,535	8,698
Metropolitan Water District of Southern
California Revenue	5.000%	10/1/35	2,855	3,269
Modesto CA High School District GO	0.000%	8/1/18 (14)	3,225	3,078
Modesto CA Irrigation District COP	5.500%	7/1/35	1,000	1,081
Modesto CA Irrigation District COP	5.000%	10/1/36 (2)	4,795	5,079
Modesto CA Irrigation District Financing
Authority Revenue (Woodland Project)	6.500%	10/1/22 (ETM)	7,720	9,317
New Haven CA Unified School District GO	5.000%	8/1/27 (15)	3,000	3,589
New Haven CA Unified School District GO	5.000%	8/1/28 (15)	2,000	2,371
Newark CA Unified School District GO	5.000%	8/1/44	6,000	6,681
Newport Beach CA Revenue (Hoag Memorial
Hospital Presbyterian)	6.000%	12/1/21 (Prere.)	3,500	4,474

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Newport Mesa CA Unified School District GO	0.000%	8/1/35	4,000	1,711
Newport Mesa CA Unified School District GO	0.000%	8/1/36	1,000	410
Newport Mesa CA Unified School District GO	0.000%	8/1/37	2,000	788
Newport Mesa CA Unified School District GO	0.000%	8/1/38	1,000	377
Northern California Gas Authority No. 1 Revenue	0.757%	7/1/17	13,210	13,138
Northern California Power Agency Revenue
(Hydroelectric Project)	6.300%	7/1/18 (14)	6,955	7,706
Northern California Power Agency Revenue
(Hydroelectric Project)	7.500%	7/1/21 (Prere.)	1,810	2,351
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/27	3,255	3,773
Northern California Power Agency Revenue
(Hydroelectric Project)	5.000%	7/1/32	1,155	1,308
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/25	1,825	1,934
Northstar Community Services District California
Community Facilities District No. 1 Special
Tax Revenue	5.000%	9/1/26	1,995	2,096
Novato CA Unified School District GO	5.000%	8/1/28	800	964
Oakland CA GO	5.000%	1/15/31	3,550	3,966
Oakland CA Unified School District GO	6.625%	8/1/38	1,000	1,235
Oceanside CA Unified School District GO	0.000%	8/1/25 (12)	6,865	4,869
Ohlone CA Community College District GO	5.250%	8/1/41	5,000	5,672
Palmdale CA COP	5.250%	9/1/19 (14)	350	351
Palmdale CA COP	5.250%	9/1/20 (14)	345	346
Palmdale CA COP	5.250%	9/1/21 (14)	435	436
Palmdale CA COP	5.250%	9/1/22 (14)	530	531
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	4.250%	9/2/22	200	223
Palo Alto CA Improvement Revenue
(University Avenue Area Parking)	5.000%	9/2/26	1,000	1,109
Palomar CA Community College District GO	0.000%	8/1/24	5,125	3,916
Palomar Pomerado Health California COP	6.000%	11/1/41	3,000	3,126
Palomar Pomerado Health California GO	4.500%	8/1/32 (14)	12,000	12,328
Palomar Pomerado Health California GO	0.000%	8/1/33 (12)	4,000	1,768
Palomar Pomerado Health California GO	0.000%	8/1/35	10,330	3,882
Palomar Pomerado Health California GO	0.000%	8/1/36	5,000	1,789
Paramount CA Redevelopment Agency Tax
Allocation Revenue (Redevelopment Project
Area No. 1)	0.000%	8/1/26 (14)	3,000	1,881
Pasadena CA Unified School District GO	5.000%	5/1/34	4,000	4,563
Peralta CA Community College District Revenue	5.000%	8/1/39	4,000	4,510
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/19 (2)	1,800	1,567
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/21 (2)	2,920	2,319
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/22 (2)	4,125	3,112
Pittsburg CA Redevelopment Agency Tax
Allocation Revenue (Los Medanos Community
Development Project)	0.000%	8/1/24 (2)	1,000	676

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pomona CA Unified School District GO	5.600%	8/1/15 (ETM)	2,000	2,073
Pomona CA Unified School District GO	5.600%	8/1/16 (ETM)	1,000	1,088
Pomona CA Unified School District GO	7.500%	8/1/17 (ETM)	2,540	3,008
Poway CA Unified School District GO	5.000%	9/1/25	1,840	2,103
Poway CA Unified School District GO	5.000%	8/1/27	5,575	6,415
Poway CA Unified School District GO	5.000%	9/1/27	2,060	2,326
Poway CA Unified School District GO	5.000%	9/1/31	1,375	1,524
Poway CA Unified School District GO	0.000%	8/1/33	5,010	2,272
Poway CA Unified School District GO	5.000%	9/1/33	1,000	1,098
Poway CA Unified School District GO	0.000%	8/1/34	8,130	3,507
Poway CA Unified School District GO	5.000%	9/1/36	700	762
Poway CA Unified School District Public
Financing Authority Community Facilities
District No. 11 Zones 2 & 3 Special Tax Revenue	5.000%	9/15/38	1,235	1,344
Poway CA Unified School District Public
Financing Authority Community Facilities
District No. 11 Zones 2 & 3 Special Tax Revenue	5.000%	9/15/43	2,500	2,711
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/24	785	919
Poway CA Unified School District Public
Financing Authority Special Tax Revenue	5.000%	9/15/27	1,035	1,182
Rancho Cucamonga CA Redevelopment Agency
Successor Agency Tax Allocation Revenue
(Rancho Redevelopment Project)	5.000%	9/1/29 (12)	1,800	2,088
Redwood City CA Redevelopment Agency
Redevelopment Project Area No. 2 Tax
Allocation Revenue	0.000%	7/15/26 (2)	3,445	2,084
Rio Hondo CA Community College District GO	5.000%	8/1/30	6,655	7,576
Rio Hondo CA Community College District GO	0.000%	8/1/36	16,650	6,674
1 Riverside CA Electric Revenue TOB VRDO	0.040%	12/1/14	3,100	3,100
Riverside CA Electric Revenue VRDO	0.040%	12/5/14 LOC	1,100	1,100
Riverside CA Unified School District Community
Facilities District No. 7 (Victoria Grove) Special
Tax Revenue	5.000%	9/1/31 (2)	4,000	4,108
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/21	1,280	1,498
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/22	1,335	1,571
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/24	1,440	1,661
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/28	1,795	2,013
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/29	1,880	2,101
Riverside CA Unified School District Financing
Authority Revenue	5.000%	9/1/32	1,375	1,516
Riverside County CA Asset Leasing Corp.
Leasehold Revenue (Riverside County
Hospital Project)	0.000%	6/1/15 (14)	2,000	1,995
Riverside County CA Transportation Commission
Sales Tax Revenue VRDO	0.030%	12/5/14	2,000	2,000
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/41	6,710	1,669
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/42	2,975	699

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Riverside County CA Transportation Commission
Toll Revenue	0.000%	6/1/43	7,500	1,667
Riverside County CA Transportation Commission
Toll Revenue	5.750%	6/1/48	2,000	2,273
Roseville CA Financing Authority Electric System
Revenue	5.000%	2/1/37	4,500	4,848
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/18	620	679
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/22	1,610	1,823
Roseville CA Natural Gas Financing Authority
Gas Revenue	5.000%	2/15/28	2,450	2,811
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/39 (15)	1,900	2,149
Sacramento CA Area Flood Control Agency
Special Assessment Revenue (Natomas Basin
Local Assessment)	5.000%	10/1/44 (15)	2,000	2,234
Sacramento CA Financing Authority
Lease Revenue	5.400%	11/1/20 (2)	6,785	7,549
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/28	2,000	2,375
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/31	1,175	1,358
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/32	1,195	1,378
Sacramento CA Municipal Utility District Revenue	5.000%	8/15/33	1,450	1,667
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/36	3,000	3,286
Sacramento CA Regional Transit District Farebox
Revenue	5.000%	3/1/42	5,000	5,431
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	12/5/14	1,500	1,500
Sacramento CA Transportation Authority Sales
Tax Revenue VRDO	0.030%	12/5/14	25,300	25,300
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,000	5,348
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	6/1/16 (Prere.)	5,650	6,044
Sacramento County CA Sanitation Districts
Financing Authority Revenue	5.000%	12/1/35	4,920	5,720
San Bernardino CA City Unified School District GO	5.000%	8/1/27 (4)	1,060	1,229
San Bernardino CA City Unified School District GO	0.000%	8/1/35 (4)	5,900	2,382
San Bernardino CA City Unified School District GO	0.000%	8/1/36 (4)	5,000	1,904
San Bernardino CA Community College District GO	0.000%	8/1/48	17,770	3,488
San Bernardino County CA Medical Center COP	6.500%	8/1/17 (14)	8,690	9,386
San Bernardino County CA Transportation
Authority Revenue	5.000%	3/1/32	4,035	4,626
San Diego CA Community College District GO	5.250%	8/1/33	2,500	2,880
San Diego CA Community College District GO	0.000%	8/1/36	8,000	3,243
San Diego CA Community College District GO	5.000%	8/1/36	2,500	2,876
San Diego CA Community College District GO	0.000%	8/1/38	3,510	1,309
San Diego CA Community College District GO	5.000%	8/1/41	3,000	3,409
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/34	6,000	6,872
San Diego CA Public Facilities Financing Authority
Sewer Revenue	5.250%	5/15/39	7,000	7,994
San Diego CA Public Facilities Financing Authority
Water Revenue	5.750%	8/1/35	2,500	2,962

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Diego CA Public Facilities Financing Authority
Water Revenue	5.250%	8/1/38	1,500	1,670
San Diego CA Public Facilities Financing Authority
Water Revenue	5.500%	8/1/39	5,000	5,818
San Diego CA Unified School District GO	5.500%	7/1/24 (14)	5,000	6,363
San Diego CA Unified School District GO	0.000%	7/1/29	8,150	4,828
San Diego CA Unified School District GO	0.000%	7/1/30	1,500	818
San Diego CA Unified School District GO	0.000%	7/1/31	1,500	779
San Diego CA Unified School District GO	0.000%	7/1/32	1,085	534
San Diego CA Unified School District GO	5.000%	7/1/35	5,000	5,728
San Diego CA Unified School District GO	0.000%	7/1/38	4,890	1,768
San Diego CA Unified School District GO	0.000%	7/1/46	10,000	2,482
San Diego County CA COP	5.000%	2/1/15 (Prere.)	2,000	2,017
San Diego County CA COP	5.000%	2/1/15 (Prere.)	2,345	2,365
San Diego County CA COP	5.000%	10/15/28	1,445	1,729
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/26	4,000	4,607
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/28	3,200	3,674
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/34	2,715	3,042
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/37	1,500	1,703
San Diego County CA Regional Airport Authority
Revenue	5.000%	4/1/38	2,000	2,266
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/40	3,000	3,344
San Diego County CA Regional Airport Authority
Revenue	5.000%	7/1/43	3,540	3,973
San Diego County CA Water Authority Revenue	5.000%	5/1/31	4,700	5,366
San Diego County CA Water Authority Revenue
COP	5.000%	5/1/26 (4)	7,275	8,161
1 San Diego County CA Water Authority Revenue
COP TOB VRDO	0.050%	12/5/14	2,510	2,510
San Francisco CA Bay Area Rapid Transit District
GO	5.000%	8/1/35	15,000	16,560
San Francisco CA Bay Area Rapid Transit District
Sales Tax Revenue	5.000%	7/1/30	2,120	2,449
San Francisco CA City & County GO	5.000%	6/15/23	6,000	7,273
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/25	5,220	6,115
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/29	2,065	2,359
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/43	10,000	11,194
San Francisco CA City & County International
Airport Revenue	5.000%	5/1/44	6,000	6,753
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	10/1/29	12,680	14,924
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/29	8,430	10,009
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,100	1,288
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/31	1,205	1,411

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/33	4,000	4,569
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	5,000	5,682
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/34	1,275	1,476
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,605	2,968
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/35	2,810	3,182
San Francisco CA City & County Public Utilities
Commission Water Revenue	5.000%	11/1/43	10,000	11,167
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.500%	8/1/39	2,000	2,332
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bay North)	6.750%	8/1/41	1,000	1,226
San Francisco CA City & County Redevelopment
Financing Authority Tax Allocation Revenue
(Mission Bays Redevelopment Project)	5.000%	8/1/43	3,500	3,852
San Francisco CA City & County Unified School
District GO	5.250%	6/15/24	4,000	4,680
San Francisco CA City & County Unified School
District GO	5.000%	6/15/32	8,365	9,654
San Francisco CA Municipal Transportation
Agency Revenue	5.000%	3/1/39	1,290	1,474
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/24 (14)	6,000	4,376
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	0.000%	1/15/25 (14)	6,000	4,195
San Joaquin Hills CA Transportation Corridor
Agency Toll Road Revenue	5.000%	1/15/34	5,000	5,452
San Jose CA Airport Revenue	5.000%	3/1/33 (2)	4,000	4,216
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/19 (14)	1,270	1,309
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/20 (2)	3,415	3,655
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/21 (2)	2,300	2,461
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.000%	8/1/22 (2)	3,375	3,612
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/30	850	947
San Jose CA Redevelopment Agency Tax
Allocation Revenue	5.500%	8/1/35	2,750	3,050
San Jose CA Special Hotel Tax Revenue
(Convention Center Expansion
& Renovation Project)	6.500%	5/1/42	5,000	6,097
San Jose-Evergreen CA Community College
District GO	5.000%	9/1/40	3,850	4,437
San Juan CA Unified School District GO	0.000%	8/1/16 (4)	2,000	1,976
San Juan CA Unified School District GO	0.000%	8/1/18 (4)	1,785	1,691
San Juan CA Unified School District GO	0.000%	8/1/19 (4)	2,210	2,036
San Juan CA Unified School District GO	0.000%	8/1/20 (4)	4,930	4,405

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
San Juan CA Unified School District GO	0.000%	8/1/23 (4)	4,540	3,581
San Marcos CA Public Facilities Authority Tax
Allocation Revenue (Project Areas No. 2 & No. 3
Financing Project)	5.000%	8/1/35 (2)	5,000	5,037
San Marcos CA Unified School District GO	0.000%	8/1/32	2,600	1,234
San Marcos CA Unified School District GO	5.000%	8/1/34	5,620	6,295
San Marcos CA Unified School District GO	5.000%	8/1/38	2,835	3,141
San Mateo County CA Community College
District GO	5.000%	9/1/16 (Prere.)	5,000	5,405
San Mateo County CA Joint Powers Financing
Authority Lease Revenue
(Capital Project Program)	5.000%	7/1/21 (14)	3,500	4,096
San Pablo CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	6/15/29 (4)	1,780	2,037
San Ramon Valley CA Unified School District GO	0.000%	7/1/15 (14)	2,005	2,003
San Ramon Valley CA Unified School District GO	5.000%	8/1/22	4,000	4,922
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (ETM)	2,673	2,919
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/16 (14)	2,673	2,899
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (ETM)	1,000	1,140
Santa Ana CA Financing Authority Police
Administration & Holding Facility Lease Revenue	6.250%	7/1/17 (14)	1,000	1,131
Santa Ana CA Unified School District GO	0.000%	8/1/32 (14)	3,680	1,747
Santa Barbara CA Secondary/High School
District GO	0.000%	8/1/40	2,050	662
Santa Clara CA Electric Revenue	6.000%	7/1/31	3,000	3,632
Santa Clara CA Unified School District GO	5.000%	7/1/34	4,000	4,428
Santa Clara County CA GO	5.000%	8/1/28	9,000	10,771
Santa Monica CA Community College District GO	4.000%	8/1/31	3,000	3,206
Santa Monica-Malibu CA Unified School
District GO	4.500%	7/1/36	7,990	8,752
Santa Rosa CA Wastewater Revenue	6.000%	7/2/15 (2)	1,340	1,376
Santa Rosa CA Wastewater Revenue	6.000%	9/1/15 (4)	1,075	1,119
Santa Rosa CA Wastewater Revenue	5.000%	9/1/28	4,845	5,657
Santa Rosa CA Wastewater Revenue	5.000%	9/1/33	1,000	1,138
Silicon Valley CA Clean Water Wastewater
Revenue	5.000%	2/1/39	3,090	3,542
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/32	1,000	1,090
Solana Beach CA School District Special Tax
Revenue	5.000%	9/1/35	2,500	2,696
Sonoma County CA Junior College District GO	5.000%	8/1/27	2,000	2,399
Sonoma-Marin Area Rail Transportation District
California Sales & Use Tax Revenue	5.000%	3/1/28	3,500	4,055
South San Francisco CA Redevelopment Agency
Tax Allocation Revenue	5.000%	9/1/35 (14)	16,110	16,496
Southern California Public Power Authority
Revenue	5.000%	7/1/29	5,000	5,826
Southern California Public Power Authority
Revenue (Milford Wind Corridor Phase I Project)	5.000%	7/1/30	5,000	5,812
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/17	1,865	2,062

California Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/28	3,580	4,112
Southern California Public Power Authority
Revenue (Natural Gas Project)	5.000%	11/1/33	3,000	3,434
Southern California Public Power Authority
Revenue (Transmission Project)	5.750%	7/1/21 (14)	220	221
Southern California Public Power Authority
Revenue (Transmission Project)	5.000%	7/1/23	5,000	5,735
Southern California Public Power Authority
Revenue (Transmission Project) VRDO	0.050%	12/5/14 (4)	11,980	11,980
Stockton CA Public Financing Authority
Wastewater Revenue	5.000%	9/1/29 (15)	1,000	1,154
Stockton CA Public Financing Authority Water
Revenue (Delta Water Supply Project)	6.250%	10/1/38	2,150	2,530
Stockton CA Unified School District GO	5.000%	8/1/38 (4)	2,500	2,801
2 Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/31 (15)	1,225	1,392
2 Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/32 (15)	1,250	1,416
2 Suisun City CA Redevelopment Agency Successor
Agency Tax Allocation Revenue	5.000%	10/1/33 (15)	1,280	1,444
Sweetwater CA Unified School District GO	5.000%	8/1/29 (15)	4,200	4,866
1 Sweetwater CA Unified School District GO TOB
VRDO	0.060%	12/5/14 (13)	700	700
Temecula Valley CA Unified School District GO	0.000%	8/1/35	3,000	2,598
Temecula Valley CA Unified School District GO	0.000%	8/1/37	3,785	3,275
Tobacco Securitization Authority Revenue
(Southern California Tobacco Settlement)	5.000%	6/1/37	2,155	1,739
Torrance CA Hospital Revenue (Torrance
Memorial Medical Center)	5.000%	9/1/40	3,000	3,215
Tulare County CA Transportation Authority
Sales Tax Revenue	4.000%	2/1/34	1,540	1,586
Turlock CA Irrigation District Revenue	5.000%	1/1/31	2,000	2,253
Turlock CA Irrigation District Revenue	5.000%	1/1/35	3,000	3,332
Turlock CA Irrigation District Revenue	5.500%	1/1/41	3,445	3,953
Ukiah CA Electric Revenue	6.250%	6/1/18 (14)	2,875	3,135
Ukiah CA Unified School District GO	0.000%	8/1/32 (10)	6,425	2,866
Union CA Elementary School District GO	0.000%	9/1/15 (14)	3,860	3,854
Union CA Elementary School District GO	0.000%	9/1/16 (14)	1,500	1,489
Union CA Elementary School District GO	0.000%	9/1/17 (14)	2,295	2,244
Union CA Elementary School District GO	0.000%	9/1/18 (14)	1,630	1,568
Union CA Elementary School District GO	0.000%	9/1/19 (14)	1,750	1,631
Union CA Elementary School District GO	0.000%	9/1/20 (14)	2,300	2,078
Union CA Elementary School District GO	0.000%	9/1/21 (14)	2,000	1,725
University of California Revenue	5.750%	5/15/25	7,000	8,389
University of California Revenue	5.000%	5/15/28	5,000	5,912
University of California Revenue	4.750%	5/15/33	9,425	9,983
University of California Revenue	5.000%	5/15/33	5,000	5,779
University of California Revenue	5.000%	5/15/34	3,220	3,522
University of California Revenue	5.000%	5/15/34	5,205	6,012
University of California Revenue	5.000%	5/15/35	3,640	4,190
University of California Revenue	5.000%	5/15/37 (13)	6,000	6,429
University of California Revenue	5.250%	5/15/37	7,000	8,251
University of California Revenue	5.000%	5/15/38	10,000	11,365
University of California Revenue	5.250%	5/15/39	7,000	7,943

California Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	University of California Revenue	5.000%	5/15/40	2,395	2,620
	University of California Revenue PUT	5.000%	5/15/23	20,000	24,491
1	University of California Revenue TOB VRDO	0.050%	12/1/14	13,995	13,995
1	University of California Revenue TOB VRDO	0.050%	12/1/14	6,765	6,765
1	University of California Revenue TOB VRDO	0.050%	12/5/14	1,600	1,600
	University of California Revenue VRDO	0.040%	12/5/14	11,200	11,200
	Vallejo CA Sanitation & Flood Control COP	5.000%	7/1/19 (14)	2,607	2,789
	Ventura County CA Community College District GO	5.500%	8/1/33	8,500	9,734
	Vista CA Unified School District GO	0.000%	8/1/28 (14)	7,425	4,589
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/34	3,100	3,585
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/35	2,000	2,221
	Walnut CA Energy Center Authority Revenue	5.000%	1/1/40	5,000	5,509
	Washington Township CA Health Care District GO	5.500%	8/1/40	5,000	5,950
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/32	3,000	3,089
	Washington Township CA Health Care District
	Revenue	5.000%	7/1/37	1,750	1,797
	West Contra Costa CA Unified School District GO	5.250%	8/1/35 (4)	7,000	8,061
	Westlands CA Water District Revenue	5.000%	9/1/34 (4)	2,000	2,248
	Whittier CA Health Facilities Revenue
	(Presbyterian Intercommunity Hospital
	Obligated Group)	5.000%	6/1/44	4,500	5,023
	Yuba City CA Unified School District GO	0.000%	9/1/15 (14)	1,870	1,865
	Yuba City CA Unified School District GO	0.000%	9/1/17 (14)	2,060	1,979
	Yuba City CA Unified School District GO	0.000%	9/1/19 (14)	2,270	2,053
					3,057,673
Guam (0.0%)
	Guam Power Authority Revenue	5.000%	10/1/24	1,000	1,157
Total Tax-Exempt Municipal Bonds (Cost $2,818,990)					3,058,830
Other Assets and Liabilities (0.4%)
Other Assets					33,034
Liabilities					(20,918)
					12,116
Net Assets (100%)					3,070,946

California Long-Term Tax-Exempt Fund

At November 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,912,914
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(81,808)
Unrealized Appreciation (Depreciation)	239,840
Net Assets	3,070,946

Investor Shares—Net Assets
Applicable to 32,877,005 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	396,710
Net Asset Value Per Share—Investor Shares	$12.07

Admiral Shares—Net Assets
Applicable to 221,625,181 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,674,236
Net Asset Value Per Share—Admiral Shares	$12.07

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $58,585,000, representing 1.9% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2014.
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

California Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	113,904
Total Income	113,904
Expenses
The Vanguard Group—Note B
Investment Advisory Services	280
Management and Administrative—Investor Shares	625
Management and Administrative—Admiral Shares	2,277
Marketing and Distribution—Investor Shares	90
Marketing and Distribution—Admiral Shares	402
Custodian Fees	36
Auditing Fees	33
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	2
Total Expenses	3,770
Net Investment Income	110,134
Realized Net Gain (Loss)
Investment Securities Sold	15,363
Futures Contracts	(1,113)
Realized Net Gain (Loss)	14,250
Change in Unrealized Appreciation (Depreciation) of Investment Securities	168,028
Net Increase (Decrease) in Net Assets Resulting from Operations	292,412

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,134	112,337
Realized Net Gain (Loss)	14,250	12,062
Change in Unrealized Appreciation (Depreciation)	168,028	(243,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	292,412	(118,929)
Distributions
Net Investment Income
Investor Shares	(14,611)	(16,753)
Admiral Shares	(95,523)	(95,584)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(110,134)	(112,337)
Capital Share Transactions
Investor Shares	(18,021)	(61,475)
Admiral Shares	202,997	(80,041)
Net Increase (Decrease) from Capital Share Transactions	184,976	(141,516)
Total Increase (Decrease)	367,254	(372,782)
Net Assets
Beginning of Period	2,703,692	3,076,474
End of Period	3,070,946	2,703,692

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.31	$12.24	$11.24	$11.01	$10.98
Investment Operations
Net Investment Income	.442	.450	.459	.473	.476
Net Realized and Unrealized Gain (Loss)
on Investments	.760	(.930)	1.000	.230	.030
Total from Investment Operations	1.202	(.480)	1.459	.703	.506
Distributions
Dividends from Net Investment Income	(. 442)	(. 450)	(. 459)	(. 473)	(. 476)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 442)	(. 450)	(. 459)	(. 473)	(. 476)
Net Asset Value, End of Period	$12.07	$11.31	$12.24	$11.24	$11.01

Total Return[1]	10.79%	-3.96%	13.20%	6.60%	4.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$397	$390	$487	$441	$529
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.75%	3.86%	3.89%	4.33%	4.26%
Portfolio Turnover Rate	14%	14%	16%	14%	18%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.31	$12.24	$11.24	$11.01	$10.98
Investment Operations
Net Investment Income	.451	.459	.468	.482	.485
Net Realized and Unrealized Gain (Loss)
on Investments	.760	(.930)	1.000	.230	.030
Total from Investment Operations	1.211	(.471)	1.468	.712	.515
Distributions
Dividends from Net Investment Income	(. 451)	(. 459)	(. 468)	(.482)	(. 485)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 451)	(. 459)	(. 468)	(.482)	(. 485)
Net Asset Value, End of Period	$12.07	$11.31	$12.24	$11.24	$11.01

Total Return	10.87%	-3.88%	13.29%	6.68%	4.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,674	$2,314	$2,589	$2,234	$2,321
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.83%	3.94%	3.97%	4.41%	4.34%
Portfolio Turnover Rate	14%	14%	16%	14%	18%

See accompanying Notes, which are an integral part of the Financial Statements.

California Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard California Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

California Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $297,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

California Long-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used capital loss carryforwards of $13,992,000 to offset taxable capital gains realized during the year ended November 30, 2014. At November 30, 2014, the fund had available capital losses totaling $78,238,000 to offset future net capital gains of $8,060,000 through November 30, 2016, $40,669,000 through November 30, 2017, $12,572,000 through November 30, 2018, and $16,937,000 through November 30, 2019.

At November 30, 2014, the cost of investment securities for tax purposes was $2,822,560,000. Net unrealized appreciation of investment securities for tax purposes was $236,270,000, consisting of unrealized gains of $236,982,000 on securities that had risen in value since their purchase and $712,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2014, the fund purchased $536,908,000 of investment securities and sold $393,559,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	95,707	8,114	87,345	7,476
Issued in Lieu of Cash Distributions	12,021	1,019	13,162	1,131
Redeemed	(125,749)	(10,719)	(161,982)	(13,928)
Net Increase (Decrease)—Investor Shares	(18,021)	(1,586)	(61,475)	(5,321)
Admiral Shares
Issued	425,159	36,189	405,689	34,787
Issued in Lieu of Cash Distributions	59,972	5,081	60,908	5,238
Redeemed	(282,134)	(24,130)	(546,638)	(47,088)
Net Increase (Decrease) —Admiral Shares	202,997	17,140	(80,041)	(7,063)

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard California Tax-Free Funds and the Shareholders of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard California Tax-Exempt Money Market Fund, Vanguard California Intermediate-Term Tax-Exempt Fund and Vanguard California Long-Term Tax-Exempt Fund (constituting Vanguard California Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2015

Special 2014 tax information (unaudited) for Vanguard California Tax-Exempt Funds

This information for the fiscal year ended November 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	5/31/2014	11/30/2014	Period
Based on Actual Fund Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.30
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,020.00	$1.01
Admiral Shares	1,000.00	1,020.41	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,032.04	$1.02
Admiral Shares	1,000.00	1,032.45	0.61
Based on Hypothetical 5% Yearly Return
California Tax-Exempt Money Market Fund	$1,000.00	$1,024.77	$0.30
California Intermediate-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
California Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the California Tax-Exempt Money Market Fund, 0.06%; for the California Intermediate-Term Tax-Exempt Fund, 0.20% for
Investor Shares and 0.12% for Admiral Shares; and for the California Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for
Admiral Shares. (The six-month expense ratio for the California Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before this reduction, the fund’s annualized six-month expense ratio was
0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2009–2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Rajiv L. Gupta	Occupation(s) During the Past Five Years: President
Born 1945. Trustee Since December 2001.[2]	and Chief Operating Officer (retired 2009) of Cummins
Principal Occupation(s) During the Past Five Years:	Inc. (industrial machinery); Chairman of the Board
Chairman and Chief Executive Officer (retired 2009)	of Hillenbrand, Inc. (specialized consumer services),
and President (2006–2008) of Rohm and Haas Co.	and of Oxfam America; Director of SKF AB (industrial
(chemicals); Director of Tyco International, Ltd.	machinery), Hyster-Yale Materials Handling, Inc.
(diversified manufacturing and services), Hewlett-	(forklift trucks), the Lumina Foundation for Education,
Packard Co. (electronic computer manufacturing),

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q750 012015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2014: $93,000
Fiscal Year Ended November 30, 2013: $81,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2014: $6,605,127
Fiscal Year Ended November 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2014: $2,176,479
Fiscal Year Ended November 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2014: $316,869
Fiscal Year Ended November 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2014: $198,163
Fiscal Year Ended November 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2014: $515,032
Fiscal Year Ended November 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2015

VANGUARD CALIFORNIA TAX-FREE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2015

* By: /s/ Heidi Stam
Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.